UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2017

Date of reporting period: October 31, 2017

Item 1.	Reports to Stockholders.

The Advisors' Inner Circle Fund

WESTWOOD®
FUNDS

Westwood LargeCap Value
Westwood Low Volatility Equity
Westwood SMidCap Plus
Westwood SMidCap
Westwood SmallCap
Westwood MLP and Strategic Energy
Westwood Income Opportunity
Westwood Worldwide Income Opportunity
Westwood Global Equity
Westwood Emerging Markets
Westwood Short Duration High Yield
Westwood Opportunistic High Yield
Westwood Market Neutral Income
Westwood Strategic Convertibles

Annual Report **October 31, 2017**

Investment Adviser:
Westwood Management Corp.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

The Westwood Funds file their complete schedule of fund holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 877-386-3944; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
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October 31, 2017

Dear Shareholders:

In comparison to the tumultuous events of the prior year, 2016, the most recent 12 months could be considered less eventful by some; however, several important shifts continued in the investing landscape.

The most important of those shifts concerned the Federal Reserve (the “Fed”) and interest rates. The process of normalizing monetary policy took another step forward with their recent announcement to reduce their balance sheet, which had grown to over $5 trillion in assets, over time. Together with raising rates in March and June 2017, the Fed has shifted expectations for the market toward a world where interest rates should be higher in the future than they have been most recently. This shift has reduced investor demand for yield-oriented assets, which had been extremely high as central banks around the world pushed interest rates to historic levels, even negative in some instances, to try to stimulate their respective economies. Further, higher rates should have a positive impact on correlations between stocks in the market, as some companies with higher-quality business models are able to offset higher interest expenses while others are not. This should help to further differentiate winners and losers in the market and increase correlations in the future.

In terms of growth, the market rewarded growth stocks handsomely this year in comparison to value stocks as earnings growth increased, particularly in the Information Technology sector. Domestically, the U.S. economy accelerated from the prior year as nominal Gross Domestic Product (“GDP”) rose from 2.5% toward the 4% level, closer to historical averages. The market was and remains keenly focused on nominal GDP as a proxy for revenue growth, and ultimately, the driver for the profit cycle for businesses. Looking forward, earnings are expected to continue to grow again in the coming year, supported by a solid economic backdrop, with the potential for tax reform and other fiscal policies to deliver additional upside. We expect high-quality businesses to be able to leverage higher sales with better margins driven by productivity and efficiencies. Capital investments in key areas like technology and automation will be necessary for many companies to offset the rising pressures for higher labor and input costs. However, those investments are expected to generate solid returns and help drive future earnings growth in the coming years.

Improving global growth has underpinned the strong rally in the U.S. despite lingering questions regarding the various major world economies. Outside of the U.S., Europe saw stronger results translate into higher share prices, despite rising concerns on the continent including political unrest in Spain. The Chinese economy appeared to accelerate modestly from levels a year ago, as fears over their currency and protectionist policies disrupting their growth did not occur. Despite the strong showing across the world, energy prices and specifically, crude oil, remained contained around $50 per barrel until recently when oil prices pushed through the $55 per barrel level.

In light of geopolitical concerns in several parts of the world and the regime changes underway domestically, volatility amazingly remained near all-time historic lows. The shifts in the investing landscape continued to create new opportunities for different industries and businesses alike; this differentiation that has begun between winners and losers is a welcome change from the last several years. We believe our bottom-up focused process of quality value is more important than ever. While our performance has been strong broadly, we remain unchanged in our philosophy of protecting client capital, should volatility increase in the future.

The Way Forward

The current market environment has continued to produce dislocations with respect to valuation and increased levels of fundamental skepticism that play to our strength. As it has for over 30 years, our investment process continues to seek out fundamentally sound companies where we believe future earnings potential is being underestimated by the market, and strong fundamentals aimed to provide limited and quantifiable downside risk.

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A discussion of each fund’s performance during the fiscal year ended October 31, 2017 is presented below.

Westwood LargeCap Value Fund

The performance of the Westwood LargeCap Value Fund (the “Fund”) for the periods ended October 31, 2017 was as follows:

	Six Months	2017 Fiscal Year
Westwood LargeCap Value Fund – Institutional Shares (WHGLX)	8.62%	22.00%
Westwood LargeCap Value Fund – A Class Shares (WWLAX)*	8.50%	21.83%
Russell 1000 Value Index	5.46%	17.78%
*	Without sales charge

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2018. In the absence of current fee waivers, total return and yield would have been reduced.

Strong stock selection in Health Care and Industrials drove relative performance. Banks, including Bank of America and JPMorgan, saw strong performance as easing regulatory burdens and a strong economic backdrop continued to support higher share prices. Additionally, higher interest rates could be a tailwind looking forward as net interest margins expand, and loan growth improves. Demand for aircraft remained strong and Boeing rallied on strong earnings and growth projections given their backlog with impressive cash generation supporting additional share repurchases. Cigna moved higher on strong earnings growth in addition to clarity on details surrounding anticipated changes to the Affordable Care Act and the termination of their proposed merger with Anthem. Strength continued in housing; Sherwin-Williams saw shares move higher on rising paint store sales.

Negative stock selection in Consumer Staples and an underweight in Financials detracted from relative performance. Energy shares were pressured on concerns over pricing implications from growing production out of the U.S. shale basins. This weighed heavily on shares of RSP Permian, a high-quality Permian exploration and production company, as well as Halliburton, one of the largest provider of oilfield services. AT&T shares declined on fierce competition in their wireless segment and pressures on margins in their entertainment segment. CVS Health shares moved lower as contract losses negatively impacted earnings and investor concerns rose over Amazon entering the pharmacy market. Hormel shares were pressured by record commodity volatility and lower retail pricing in the near-term, though the longer-term vision by management to evolve into a broader food company remained intact.

Westwood Low Volatility Equity Fund

The performance of the Westwood Low Volatility Equity Fund (the “Fund”) for the periods ended October 31, 2017 was as follows:

	Six Months	2017 Fiscal Year
Westwood Low Volatility Equity Fund (WLVIX)†	3.29%	14.24%
Russell 1000 Index[1]	8.99%	23.67%
S&P 500 Index[1]	9.10%	23.63%
†	The Low Volatility Equity Fund was formerly known as the Dividend Growth Fund. As of December 30, 2016, the Fund’s principal investment strategy changed. Past performance shown may have differed had the Fund’s current investment strategy been in effect.
[1]	As of December 30, 2016, in connection with a change in the Fund’s principal investment strategies, the Fund’s benchmark changed from the S&P 500 Index to the Russell 1000 Index.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
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The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2018. In the absence of current fee waivers, total return and yield would have been reduced.

Selection in Materials, Consumer Discretionary and Energy positively contributed to relative performance. Technology stocks such as Microsoft and Apple benefited from strong organic growth and earnings results, as well as from optimism that U.S. tax reform may benefit big multi-national companies who might be able to repatriate their large cash balances currently residing abroad. Defense stocks, such as General Dynamics, rose after the U.S. election on the expectation that the new administration will seek to spend more on defense.

Selection in Financials, Health Care and Technology weighed on relative performance. AT&T was pressured from several angles, including aggressive competition in both its wireless and video-related businesses, a scuttled Sprint/T-Mobile merger, and hurdles to AT&T’s proposed acquisition of Time Warner. Hormel Foods declined after its management lowered guidance due to unfavorable market conditions in the turkey industry, renewing investors’ fears that competing protein prices, market share issues and higher operating costs will pressure the company’s profit outlook. Despite strong cost takeout efforts, General Mills moved lower as the company’s pricing strategy and promotional cadence was less effective than anticipated.

Westwood SMidCap Plus Fund

The performance of the Westwood SMidCap Plus Fund (the “Fund”) for the periods ended October 31, 2017 was as follows:

	Six Months	2017 Fiscal Year
Westwood SMidCap Plus Fund (WHGPX)	5.16%	18.28%
Russell 2500 Index	7.80%	24.68%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2018.

An underweight and strong stock selection in Real Estate along with favorable stock selection in Materials added to relative performance. Teleflex shares gained as strong organic growth set the stage for management guidance above estimates for the upcoming year and their recent acquisition is an additional potential upside catalyst. Albemarle rose as their lithium business continued delivering strong growth driven by secular demand for lithium-ion batteries and electric vehicles. Regional banks, including Western Alliance, Wintrust Financial, and Zions Bancorp, saw strong company-specific performance in addition to easing regulatory burdens. Additionally, higher interest rates could be a tailwind looking forward as net interest margins expand, and loan growth improves on the back of strong economic growth. Given their domestic focus, any reduction in corporate taxes could be another incremental positive for the regional banks in terms of earnings and cash flow generation.

Negative stock selection in Information Technology and Industrials weighed on relative performance. Energy faced significant pressures as both crude oil and natural gas prices suffered double-digit declines. Commodity prices responded to the potential for additional supply growth to exceed demand growth, causing an imbalance. This negatively impacted several names, including PDC Energy and Parsley Energy, despite their advantaged cost positions and continued expectations for growth in production and cash flow. Pitney Bowes shares fell as their core North American mailing business, which had been stable, faltered and called into question their ability to offset those declines with a shift into digital offerings. Electronics for Imaging declined as management was forced to delay reporting their quarterly results after determining that there could be an issue with the timing of revenue recognition. J.M. Smucker suffered as investors questioned their ability to offset headwinds faced in their coffee and pet segments in the midst of sluggish topline trends in the industry.

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Westwood SMidCap Fund

The performance of the Westwood SMidCap Fund (the “Fund”) for the periods ended October 31, 2017 was as follows:

	Six Months	2017 Fiscal Year
Westwood SMidCap Fund (WHGMX)	5.70%	19.83%
Russell 2500 Index	7.80%	24.68%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2018.

Strong stock selection in Financials and Real Estate drove relative performance. Teleflex shares gained as strong organic growth set the stage for management guidance above estimates for the upcoming year and their recent acquisition is an additional potential upside catalyst. Albemarle rose as their lithium business continued delivering strong growth driven by secular demand for lithium-ion batteries and electric vehicles. Regional banks, including Western Alliance and Wintrust Financial, saw strong company-specific performance in addition to easing regulatory burdens and improving loan growth. Additionally, higher interest rates could be a tailwind looking forward for net interest margins expanding and any reduction in corporate taxes would also be an incremental positive. Huntington Ingalls rallied as strong demand for additions to the naval fleet supported solid revenue growth and margin improvements, with expectations for future awards remaining strong.

Negative stock selection in Information Technology and an overweight in Energy, modestly offset by positive stock selection, weighed on relative performance. Energy faced significant pressures as both crude oil and natural gas prices suffered double-digit declines. Commodity prices responded to the potential for additional supply growth to exceed demand growth, causing an imbalance. This negatively impacted several names including PDC Energy and Parsley Energy, despite their advantaged cost positions and continued expectations for growth in production and cash flow. Electronics for Imaging declined as management was forced to delay reporting their quarterly results after determining that there could be an issue with the timing of revenue recognition. Equifax shares moved lower on the announcement of a data breach that saw over a hundred million people affected and subsequent changes in senior management. Middlby Corporation posted earnings results below expectations as timing and order delays impacted their quarter, despite positive outlook commentary from their management team on the future pipeline.

Westwood SmallCap Fund

The performance of the Westwood SmallCap Fund (the “Fund”) for the periods ended October 31, 2017 was as follows:

	Six Months	2017 Fiscal Year
Westwood SmallCap Fund (WHGSX)†	10.19%	29.71%
Russell 2000 Value Index	5.54%	24.81%
†	The Westwood SmallCap Fund was formerly known as the Westwood SmallCap Value Fund.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2018. In the absence of current fee waivers, total return and yield would have been reduced.

Broadly, the Fund enjoyed positive stock selection particularly in Industrials and Information Technology, which drove relative performance. Novanta moved higher as their shift into secularly growing markets was rewarded after they posted strong top- and bottom-line growth over the last several quarters. Trex Company rose as the company reported strong growth in topline and margins driven by continued share gains for their composite deck products. MKS Instruments rallied on strong

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results underpinned by continued demand in the semiconductor equipment industry and faster growth from their acquisition, Newport. Comfort Systems gained on strong results, with backlog up over 20% and cash flow ahead of expectations. Management expects the strong market to continue in the commercial building cycle. Omnicell shares rose as their large product transition continued with minimal disruptions so far and they gained shares from competitors based on their new product offering.

Negative stock selection in Consumer Staples and Consumer Discretionary weighed on relative performance. Hostess Brands moved lower as several unfavorable developments weighed on shares including slower sales trends in some channels, unexpected management changes, and the recent hurricanes. Electronics for Imaging declined as management was forced to delay reporting their quarterly results after determining that there could be an issue with the timing of revenue recognition. Energy faced significant pressures as both crude oil and natural gas prices suffered double-digit declines. Commodity prices responded to the potential for additional supply growth to exceed demand growth, causing an imbalance. This negatively impacted several names, including Resolute Energy and Callon Petroleum, despite their advantaged cost positions and continued expectations for growth in production and cash flow. Ramco-Gershenson suffered as investor concerns rose for the tenants in their shopping centers given the changing consumer behavior underway impacting the retail industry.

Westwood MLP and Strategic Energy Fund

The performance of the Westwood MLP and Strategic Energy Fund (the “Fund”) for the periods ended October 31, 2017 was as follows:

	Six Months	2017 Fiscal Year
Westwood MLP and Strategic Energy Fund – (WMLPX)	-4.93%	-0.65%
Alerian MLP Index	-11.84%	-3.39%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2018. In the absence of current fee waivers, total return and yield would be reduced.

After a surge in energy equity prices in late 2016, the sector has been on a downward trajectory until September of this year due to a volatile commodity price backdrop. West Texas Intermediate Crude oil prices spent most of the past 12 months trading between $42.53 – $54.45 per barrel, as global inventories have been slower than expected to moderate and U.S. crude production began to grow. Recently, crude oil prices have risen above this trading range due to geopolitical developments as well as a growing mantra from energy producers to be more capital disciplined in the future. On the natural gas side, prices were on a roller coaster as a strong early winter drove up prices, only to disappoint early in the new year. Gas production, however, has been more disciplined in 2017 as we head into the current heating season, where prospects for higher prices look more positive. Overall, energy producers and master limited partnerships trailed the S&P 500 and utility indices.

For the year ended October 31, 2017, the Fund was up 2.7% on a total return basis compared to the Alerian MLP Index loss of 3.39%. Over the same period, the Philadelphia Utilities Index rose 11.6% and the S&P500 Index rose 21.1%.

Softness in crude oil and natural gas pricing together explain the majority of the asset class weakness. We have seen a favorable shift for many midstream companies, which are emphasizing capital discipline and dividend safety in lieu of pursuing growth. This pursuit of higher returns should be a long-term positive for investors. Furthermore, we continue to see more midstream master limited partnerships restructure their partnerships by retiring general partner incentive distribution rights, which should be another long-term positive for investors.

Among our best performers throughout the year have been NextEra Energy Partners and Noble Midstream Partners with returns over 50%. NextEra Energy Partners has benefitted from an incentive distribution right reset and favorable

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drop-down purchases from their general partner, which have provided superior economics for the partnership and allowed them to provide guidance further into the future. Noble Midstream Partners continued to execute in excess of expectations and has delivered excellent results in each of the past four quarters. On the negative side, Plains All-American GP was a disappointment as management reduced guidance on two separate occasions and eventually reduced the distribution level. We sold the holding before this reduction took place.

Whether a company is a midstream service provider, upstream producer or utility, our attention is focused on attractively valued companies with irreplaceable assets, delivering accretive returns and top tier management teams. Our bias remains toward well-capitalized companies with visible growth and limited external financing needs. We look for 2018 to be a pivotal year for energy commodities as capital discipline across the energy landscape should result in better returns for patient investors.

Westwood Income Opportunity Fund

The performance of the Westwood Income Opportunity Fund (the “Fund”) for the periods ended October 31, 2017 was as follows:

	Six Months	2017 Fiscal Year
Westwood Income Opportunity Fund – Institutional Shares (WHGIX)	3.25%	9.98%
Westwood Income Opportunity Fund – A Class Shares (WWIAX)*	3.12%	9.71%
Citigroup 10-Year Treasury Index	0.19%	-2.93%
Citigroup 3-Month Treasury Bill Index	0.48%	0.71%
S&P 500 Index	9.10%	23.63%
FTSE NAREIT Index	3.09%	8.23%
25/25/25/25 Blended Benchmark Index**	3.18%	7.07%
*	Without sales charge
**	25% Citigroup 10-Year Treasury Index, 25% Citigroup 3-Month Treasury Bill Index, 25% S&P 500 Index, 25% FTSE NAREIT Index

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2018.

Performance for the period was driven primarily by allocation to Common Stock. Shares of Boeing rallied on strong earnings and cash flow results, as their backlog for new airplanes now stretches out over the next five years. Honeywell was well supported throughout the period with operating strength seen across all of the company’s segments and a new CEO signaling an optimistic outlook in his first year, including better sales of energy-related products. Bank stocks, such as Bank of America, saw strong gains driven by expectations for an improving regulatory backdrop and U.S. corporate tax reform.

Despite strong cost takeout efforts, General Mills moved lower as the company’s pricing strategy and promotional cadence was less effective than anticipated. CVS Health declined after management gave disappointing guidance due to two contract losses in their retail pharmacy business, and fears grew that Amazon may look to enter the pharmacy market in some way. Midstream energy players such as Western Gas Partners were weighed down by another high-profile earnings miss from Plains All American Pipeline, as well as lingering concerns over the need for additional equity issuance in the space.

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Westwood Worldwide Income Opportunity Fund

The performance of the Westwood Worldwide Income Opportunity Fund (the “Fund”) for the periods ended October 31, 2017 was as follows:

	Six Months	2017 Fiscal Year
Westwood Worldwide Income Opportunity Fund (WWIOX)	5.20%	10.37%
MSCI World Index	9.50%	22.77%
FTSE/EPRA NAREIT Developed Index	2.75%	6.12%
Bloomberg Barclays Global Treasury G-7 Index	1.44%	-1.58%
Citigroup 3-Month Treasury Bill Index	0.48%	0.71%
25/25/25/25 Blended Benchmark Index*	3.51%	6.69%
*	25% MSCI World Index, 25% FTSE/EPRA NAREIT Developed Index, 25% Bloomberg Barclays Global Treasury G-7 Index, 25% Citigroup 3-Month Treasury Bill Index.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2018. In the absence of current fee waivers, total return and yield would be reduced.

Performance for the period was driven primarily by allocation to Common Stock. Shares of Boeing rallied on strong earnings and cash flow results, as their backlog for new airplanes now stretches out over the next five years. Keyence continued to post strong results, driven by overseas markets buoyed by improving global growth sentiment and rising capital expenditures. Honeywell was well supported throughout the period with operating strength seen across all of the company’s segments and a new CEO signaling an optimistic outlook in his first year, including better sales of energy-related products.

Energy-related names, including Kinder Morgan, Occidental Petroleum and Enbridge, saw weakness as both oil and natural gas prices remained volatile and generally depressed. While Japanese Real Estate Investment Trusts (“REITs”) were modestly weaker in Yen terms, U.S. Dollar strength over the period accounted for roughly two thirds of the drag to performance in U.S. Dollar terms.

Westwood Global Equity Fund

The performance of the Westwood Global Equity Fund (the “Fund”) for the periods ended October 31, 2017 was as follows:

	Six Months	2017 Fiscal Year
Westwood Global Equity Fund (WWGEX)	8.42%	18.11%
MSCI All Country World Index	10.24%	23.20%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2018. In the absence of current fee waivers, total return and yield would be reduced.

Global equity markets rose as developed economies remained in a “sweet spot” of moderately above-trend growth and benign inflation, but the wave of global monetary easing is now receding on the path to normalization.

U.S. economic growth has been mediocre, but corporate earnings have been supported by strength in the rest of the world. This “secondhand growth” from the global cycle has remained a major tailwind, given that U.S. large-caps source almost half of their revenues from overseas. Policy uncertainty on tax reform from the Trump administration has remained a

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constraint on planned business capital expenditure, while the largest potential downside risk in U.S. equities appears to be valuation. U.S. equities are now trading at almost 30 times cyclically-adjusted earnings, the most expensive level since 1929 and the late 1990s.

In Europe, robust growth and favorable politics outweighed the negative impact of a rising euro. Fundamentals remained positive, and forward-looking indicators such as producer and consumer confidence, remained elevated. Gross Domestic Product (“GDP”) growth is expected to reach 2% as corporate earnings are on track to deliver 10-15% growth for the year, driven by margin expansion. Recent political developments have brought some sense of stability to markets, as the trend against nationalistic ambition seems to be gaining momentum. Expectations around future monetary policy will be particularly impactful towards the euro, as European Central Bank (“ECB”) President Mario Draghi has been perceived to be slightly hawkish.

The outlook for the Asia-Pacific region remains constructive, notwithstanding the ongoing escalation of threats from North Korea. China rose as the Peoples Bank of China announced on September 30 that “targeted” Reserve Requirement Ratio (“RRR”) cuts will be rewarded to banks for “inclusive financing” of loans that meet certain thresholds, designed to target small businesses. The Chinese government also unveiled a new set of guidelines for outbound investments, easing an earlier crackdown on cross-border transactions. GDP growth reached 6.9% as manufacturing activity (official PMI) increased to 52.4, both exceeding estimates. The outlook for Japan is firming with GDP surprising on the upside, and Australia’s economic is gaining ground.

Robust earnings growth estimates, a rise in commodity prices and a flattening USD led to continued outperformance of Emerging Markets (“EM”). EM equity funds saw further inflows as consensus earnings per share growth expectations in EM rose to 21% compared to 13% at the start of the year.

Within the portfolio, security selection was the main driver of detraction, while negative country allocation offset positive sector allocation. Allocation to China, Egypt, United States, and Thailand detracted, while Taiwan, South Korea, and France were positive. By sector, Healthcare, Consumer Discretionary and Consumer Staples were the main detractors.

In Healthcare, security selection and negative allocation led to detraction, particularly in the pharmaceutical segment. Genomma Lab, Astellas Pharma, and Lannett Company were the highest detractors. Astellas Pharma detracted amid a deteriorating life cycle for its core product portfolio, including slower sales growth for the drug Xtandi in the U.S., and an understocked pipeline. Following successive quarters of earnings misses for Lannett, and a recent acquisition that has failed to deliver incremental value to the company, management execution has been in doubt and we made the decision to exit out of the position. Roche Holding detracted as some of its chemotherapy drugs failed to show significant progress.

Consumer Discretionary detracted from security selection despite a positive underweight allocation. Omnicom Group detracted from uncertainty in ad spending and competitive pricing pressure from online players, and although the company beat expectations in its latest quarterly results, shares were not immune to a broader industry selloff. Newell Brands detracted from production disruption caused by recent hurricanes, and the company posted weaker than expected top-line sales due to lower restocking by retailers.

Security selection in food products, and a slight overweight allocation in Consumer Staples led to detraction. Kraft Heinz and Mondelez International continued to face pressure from slower organic sales growth and weak consumption trends as management remains focused on cost savings. Thai Union detracted amid higher input prices, particularly in tuna, while the company has been increasing operational efficiency to achieve higher profitability amid softer sales growth. Japan Tobacco also detracted, while Unilever was positive.

Global equity markets continued to advance in a synchronized fashion as economic growth around the world has been underpinned by a turnaround in export-oriented sectors and manufacturing activity. Trade growth has risen to the highest level since 2011, supported by China’s reacceleration. In the U.S., the outperformance of growth and large-cap stocks and dominance of the “FANG” tech stocks—Facebook, Amazon, Netflix, and Google (now Alphabet)—have raised concerns regarding concentrated exposure, trading volatility, and downside risk from historically high valuation levels. The recovery across

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continental Europe has gained further momentum as the ECB maintains a cautious approach to quantitative easing tapering. We continue to focus on the unique attributes of companies with a strong track record of generating economic profits. As long-term investors, we continue to find new ideas for positioning with a focus on fundamental security selection, risk mitigation and diversified exposure to drive portfolio construction.

Westwood Emerging Markets Fund

The performance of the Westwood Emerging Markets Fund (the “Fund”) for the periods ended October 31, 2017 was as follows:

	Six Months	2017 Fiscal Year
Westwood Emerging Markets Fund – Institutional Shares (WWEMX)	6.31%	12.89%
Westwood Emerging Markets Fund – A Class Shares (WWEAX)*	6.09%	12.64%
MSCI Emerging Markets Index	16.14%	26.45%
*	Without sales charge.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2018.

Robust earnings growth estimates, a rise in commodity prices and a flattening USD led to continued outperformance of Emerging Markets (“EM”). EM equity funds saw further inflows as consensus earnings per share growth expectations in EM rose to 21% compared to 13% at the start of the year.

In Asia, China rose following the 19th Communist Party Congress as President Xi Jinping laid out his vision for his second term. The targeted Reserve Requirement Ratio (“RRR”) cut announced in September and a stable Q3 Gross Domestic Product (“GDP”) headline of 6.8% eased concerns of a domestic slowdown. India advanced as the government sought to stimulate the economic recovery by recapitalizing state banks and approving infrastructure investment. South Korea outperformed, driven by strong Q3 GDP of 3.6% along with subsiding political tensions both domestically and across the Korean peninsula. Taiwan gained as firms benefitted from strong pre-orders for Apple iPhone X, while Thailand rose in anticipation of a resumption in economic activity following the period of mourning.

The EMEA region (“Europe, the Middle East and Africa”) was led by Poland and Hungary, amid further progress in the economic recovery in Europe Market expectations of European Central Bank (“ECB”) quantitative easing tapering and revival of growth in the Eurozone led to a stronger Euro. Russia benefited from tailwinds from higher gas prices. Currency appreciation helped to further gains in Turkey and South Africa. Unemployment showed signs of stabilization in Turkey as industrial production rose year over year, but a sharp depreciation in the lira (-6%) occurred as worsening relations with U.S. and Germany threatened the country’s funding sources. In South Africa, the Reserve Bank kept its benchmark repo rate unchanged at 6.75% following a previous rate cut, the first in five years, as the economy struggles out of recession.

Latin America lagged amid concerns over NAFTA (“North American Free Trade Agreement”) renegotiations in Mexico and potential easing in monetary support in Brazil. Lower interest rates, rising growth expectations, improving earnings momentum and increased attractiveness of equities over local bonds attracted investors to invest in Brazil. The dismissal of corruption charges against President Temer reinvigorated hopes of further reform measures, while privatization plans to reduce the growing government deficit boosted investor confidence. Peru and Chile benefitted from a surge in copper prices, while the latter country saw favorable prospects for market-friendly candidate Pinera in the latest polls.

Within the Fund, security selection was the main detractor while country and sector allocation was also negative. Information Technology, Consumer Staples, and Utilities led detraction. At the country level, exposure to China/HK, South Korea, Indonesia, and Mexico detracted, while India, Taiwan and Peru were positive.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
(Unaudited)

Information Technology detracted primarily from security selection, and underweight allocation, particularly as the sector has become heavily concentrated in a few Chinese internet stocks. The Fund’s underweight allocation to Samsung Electronics, relative to the benchmark, detracted as the company’s growing earnings momentum and strong free cash flow generation so far this year is expected to support a more favorable shareholder return policy going forward, particularly as corporate governance concerns begin to wane. Lenovo remained a detractor from persistent challenges in the mature personal computer (“PC”) business, however, other potential developments within the company’s portfolio may be catalysts for upside, including gains in mobile handsets and/or the continued restructuring of the data center and server businesses. Contributors in the sector included ASM Pacific, Largan Precision, and Tripod Technology in Taiwan.

In Consumer Staples, overweight allocation and security selection led to detraction, led by Kimberly-Clark de Mexico. The company reported disappointing Q3 earnings due to a challenging operating environment from currency volatility (peso) and cost headwinds. British American Tobacco Malaysia detracted amid rising uncertainty on volumes and near-term earnings, as the Malaysian government implements a further crackdown on contraband and counterfeit cigarettes. Other detractors included seafood processor Thai Union Group and Mexico-based FEMSA.

CT Environmental Group was the main detractor in Utilities, following disappointing performance results, and recent volatility in profits has raised investor concerns on earnings quality and outlook. While the structural thesis of environmental regulation and growing commercial demand remain valid, we continue to monitor developments at the company level, particularly with respect to management execution. Other detractors included PT Perusahaan Gas in Indonesia as volumes continue to disappoint amid regulatory uncertainty.

The outperformance of Emerging Markets (“EM”) space continues to be supported by improving fundamentals as overall GDP growth in EM has reached a multi-year high of 5%. Consumer incomes and spending levels have risen while manufacturing output and industrial production have been robust due to global export growth and simulative fiscal and monetary policies domestically. The current macro environment of growth resumption and benign inflation, combined with increased efficiencies achieved by companies during the recent downturn, should allow for potential upside in EM. Valuations remain attractive based on diminishing risk premiums and positive earnings revisions from rising top line growth and operational efficiencies, but investors should be aware of potential risk and volatility in such areas as the Chinese internet segment, where heavy concentration and exuberant expectations could possibly lead to a precipitous downfall. As long-term investors, we continue to maintain a bottom-up approach, seeking companies with a proven track record of economic profit generation, as risk mitigation remains prevalent throughout our disciplined investment process and Fund positioning.

Westwood Short Duration High Yield Fund

The performance of the Westwood Short Duration High Yield Fund (the “Fund”) for the periods ended October 31, 2017 was as follows:

	Six Months	2017 Fiscal Year
Westwood Short Duration High Yield Fund – Institutional Shares (WHGHX)	2.02%	5.27%
Westwood Short Duration High Yield Fund – A Class Shares (WSDAX)*	1.89%	5.01%
ICE BofA Merrill Lynch U.S. High Yield Index†	3.45%	9.14%
*	Without sales charge.
†	The Intercontinental Exchange BofA Merrill Lynch U.S. High Yield Index is provided solely as a relative market indicator. The Westwood Short Duration High Yield Fund is not a benchmarked product.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2018. In the absence of current fee waivers, total return and yield would be reduced.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
(Unaudited)

Over last twelve months ended October 31, 2017, risks assets were driven higher by increasingly improving U.S. economic data, the strongest corporate earnings in the last five years, falling default rates, optimism surrounding a pro-growth agenda and increasing rollback of regulations by the new administration. Equity prices continually reached record highs, while high yield market returns exceeded expectations. Remarkably strong returns also looked past increasing geopolitical tensions across the globe, terrorist attacks both domestic and international, at times legislative gridlock in Washington, the beginning of the Federal Reserve’s balance sheet normalization and a flattening interest rate yield curve with all points higher. Less a driver of the overall high yield market, but still influential, WTI (“West Texas Intermediate”) Crude oil prices fluctuated during the period with a low $42.53 per barrel and a high of $54.45, ending the period at $54.38. The U.S. Dollar Index declined 3.95% and the yield curve flattened with the 2-year Treasury up 75 basis points (“bps”) to 1.60% and the 10-year higher by 55 bps to 2.38%.

During the period, the ICE BofA Merrill Lynch (“BofAML”) U.S. High Yield Index returned 9.14%, credit spreads decreased by 141 (basis points) bps to 345 bps, and the average yield-to-worst was lower by 0.82% to 5.44%. High yield outperformed investment grade corporates, as represented by the ICE BofAML U.S. Corporate Index’s 3.54% return, but underperformed large and small cap equities as represented by the S&P 500’s 23.62% return and the Russell 2000 Index’s 27.82%. In high yield, performance was positive across credit qualities, with BB, B, and CCC returning 7.7%, 9.1% and 14.6%, respectively. Performance was positive across all sectors as well, with Transportation as the top performer with a 16.98% return, while Retail was the bottom performer, returning 1.28%.

The Westwood Short Duration High Yield Fund’s Institutional Shares posted a net-of-fees return of 5.27% for the twelve-month period ended October 31, approximating the current income for the period and capturing nearly 60% of the broader high yield market return (as measured by the ICE BofAML U.S. High Yield Index). From a sector standpoint, all sectors posted positive returns for the period, led by Energy and Basic Industry which together contributed more than one third of the one year return, while Retail and Telecom lagged. By rating, Triple-Cs were the top-performing ratings group, followed by Single-Bs and then Double-Bs. The Fund had an average coupon of 6.69%, a yield-to-worst of almost 80% of the broad yield market and over 45% of the market duration-to-worst. Exclusive of cash, Fund holdings (352 issues, representing 261 issuers) comprised 32% bonds with maturities of less than three years and 68% in longer maturities but trading to expected early take-outs inside this three-year period. We continue to believe that companies will proactively refinance debt ahead of stated maturities to capture the favorable interest rate environment that the new issue market still offers.

We believe the Fund is well positioned to take advantage of potential volatility associated with changing geopolitical risks and rising interest rates considering the large amount of front-end maturities and expected near-term calls currently held in the portfolio. This helps to dampen duration extension risk and also provides cash which can be reinvested at prevailing market rates. We expect to continue to benefit from security selection and portfolio diversification, and will use market volatility to opportunistically add attractively priced positions to the Fund.

Westwood Opportunistic High Yield Fund

The performance of the Westwood Opportunistic High Yield Fund (the “Fund”) for the periods ended October 31, 2017 was as follows:

	Six Months	2017 Fiscal Year
Westwood Opportunistic High Yield Fund – Institutional Shares (WWHYX)	3.01%	8.57%
Westwood Opportunistic High Yield Fund – Ultra Shares (WHYUX)	3.07%	8.69%
ICE BofA Merrill Lynch U.S. High Yield Index	3.45%	9.14%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2018. In the absence of current fee waivers, total return and yield would be reduced.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
(Unaudited)

Over last twelve months ended October 31, 2017, risk assets were driven higher by increasingly improving U.S. economic data, the strongest corporate earnings in the last five years, falling default rates, optimism surrounding a pro-growth agenda and increasing rollback of regulations by the new administration. Equity prices continually reached record highs, while high yield market returns exceeded expectations. Remarkably strong returns also looked past increasing geopolitical tensions across the globe, terrorist attacks both domestic and international, at times legislative gridlock in Washington, the beginning of the Federal Reserve’s balance sheet normalization and a flattening interest rate yield curve with all points higher. Less a driver of the overall high yield market, but still influential, WTI “(West Texas Intermediate”) Crude oil prices fluctuated during the period with a low $42.53 per barrel and a high of $54.45, ending the period at $54.38. The U.S. Dollar Index declined 3.95% and the yield curve flattened with the 2-year Treasury up 75 basis points (“bps”) to 1.60% and the 10-year higher by 55 bps to 2.38%.

During the period, the ICE BofA Merrill Lynch (“BofAML”) U.S. High Yield Index returned 9.14%, credit spreads decreased by 141 bps to 345 bps, and the average yield-to-worst was lower by 0.82% to 5.44%. High yield outperformed investment grade corporates, as represented by the ICE BofAML U.S. Corporate Index’s 3.54% return, but underperformed large and small cap equities as represented by the S&P 500’s 23.62% return and the Russell 2000 Index’s 27.82%. In high yield, performance was positive across credit qualities, with BB, B, and CCC returning 7.7%, 9.1% and 14.6%, respectively. Performance was positive across all sectors as well, with Transportation as the top performer with a 16.98% return, while Retail was the bottom performer, returning 1.28%.

The Westwood Opportunistic High Yield Fund posted a strong return for the one year period ended October 31, outperforming the benchmark on a gross-of-fees basis but underperforming net of fees. By risk type (defined by duration and yield to worst) overall allocation and security selection were positive contributors to relative performance. The primary drivers of outperformance were security selection within the shortest duration, more defensive and the better quality, more rate sensitive parts of the market. This was partially offset by weak selection in the most speculative part of the market. By sector, strong selection in Services and Media as well as an underweight to the bottom-performing Retail sector were drivers of outperformance partially offset by weak selection in speculative Energy.

We have maintained a consistent view of the market risks and opportunities for the last several months and have as a result, held our risk positioning constant. While a variety of geopolitical risks remain, markets have benefitted from the strongest corporate earnings growth in the last five years and the default rate has fallen from the peak reached early in 2017. We believe further spread compression is possible absent a general spike in risk premiums from a risk that is currently underappreciated in the market. Interest rate expectations seem to be rising, though in our view not meaningfully enough to derail the most rate and spread sensitive parts of the market. We expect high yield issuance to remain tilted towards better quality and refinancing, but generally be demand driven and sensitive to fund flows. Our conviction that fundamentals will continue to improve and high yield defaults have peaked remains high and the strongest driver of portfolio positioning. However, while corporate fundamentals are strong, we believe we are generally not being paid to take “equity-like” risk at current market levels due to the underlying secular and/or cyclical changes that much of the remaining higher-yielding part of the market faces. Based on our view of risks and valuations across the market, we continue to believe Single-B rated credit offers the best opportunity for attractive returns through credit picking. We continue to look for opportunities to benefit from credit picking among the higher-yielding segments of the market although remain underweight this segment.

We believe the Fund continues to be well positioned for the current market environment. We have moderated our underweight to the better quality, more spread sensitive segment of the market such that we have reached our target positioning. We continue to look for opportunities to benefit from credit picking among the higher-yielding segments of the market although remain underweight this segment.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
(Unaudited)

Westwood Market Neutral Income Fund

The performance of the Westwood Market Neutral Income Fund (the “Fund”) for the periods ended October 31, 2017 was as follows:

	Six Months	2017 Fiscal Year
Westwood Market Neutral Income Fund – Institutional Shares (WMNIX)	0.40%	2.16%
Westwood Market Neutral Income Fund – Ultra Shares (WMNUX)	0.50%	2.31%
Citigroup 1-Month Treasury Bill Index	0.45%	0.67%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2018. In the absence of current fee waivers, total return and yield would be reduced.

Over the past year, liquid alternatives as an investment strategy provided steady, albeit uninspiring performance. Low levels of market volatility, while helpful to most risk asset classes, proved a headwind to strategies focused on relative value and non-correlated returns. During the twelve months ended October 31 2017, the Credit Suisse Liquid Alternatives Beta Index rose 4.83%, while the IQ Hedge Market Neutral Tracker ETF gained only 0.45% over the same period.

The Fund had solid performance during the year, returning 2.16%. The continued low levels of volatility seen in the markets does not provide an ideal environment for the Fund’s strategies, but the Fund continues to maintain the uncorrelated, market neutral characteristic that is its hallmark. In the final quarter of the Fund year, for example, the Fund posted positive daily returns during the four largest decline days of the S&P 500.

Both of the two major strategies of the Fund, short-duration yield and convertible arbitrage, provided positive returns during the year, while the Fund experienced a drag as a result of the cost of macro hedging strategies. Income generated through option writing strategies also provided a modest benefit to Fund investors during the period, as an additional means of monetizing underlying stock volatility.

The short duration income portion of the Fund benefited somewhat from tightening credit spreads throughout the year, though the majority of gains were from interest income and accretion towards par of short-dated convertibles nearing maturity. The opportunity set in this strategy remains robust, as maturing short-dated Asian convertibles have been replaced by convertibles from U.S. and European based companies which mature in the 2018—2020 timeframe. U.S. short duration yield convertibles remain a significant part of the book, with some focus on mortgage REITs and other high-quality specialty finance issuers. The short duration book remains at an approximate 60% allocation in the Fund overall, though this may fluctuate modestly in the coming year to the extent that arbitrage opportunities avail themselves in the event of increased market volatility.

The results of the arbitrage portion of the Fund reflect the continued ability of the Fund to profit from volatility of individual stocks despite the market backdrop, which is one of cyclically and secularly low volatility. The Fund continues to harvest gamma within convertibles by actively adjusting delta hedges in many positions; this aspect of Fund returns will benefit from any sustained increase in market volatility. The strategy also has benefitted from a richening of certain positions, either due to improving credit fundamentals or simply an inevitable pull towards fair value in cases where we have identified convertibles which are mispriced by the market. Also, it is worth noting, convertible valuation is positively impacted by increasing levels of volatility. The long-dated options embedded within the convertible bond structure make it so that convertibles are one of very few investible asset classes which will absolutely benefit from a return of market volatility. This benefit will be seen in the convertible arbitrage strategy.

While a small aspect of the Fund during the period, income generation through option writing continued to provide a positive benefit for returns. We continue to view this ability as a potential means of enhancing returns of the Fund, by monetizing underlying stock volatility in a low-risk manner.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
(Unaudited)

The Fund’s tail hedging strategy was a drag on performance over the full year period, the result of low and falling market volatility combined with an upward trending equity market and tight credit spreads. This suppressed volatility regime typically results in most macro hedges expiring out of the money, and it also lowers the ability of the Fund to monetize and adjust such hedges in response to market moves. Offsetting this somewhat is that the cost of such hedges naturally declines as well in such a low volatility market, meaning that there is a relatively low cost of protection vs the potential for an unforeseen market event. This strategy remains crucial to a true “market neutral” strategy, as we utilize these hedges to remove residual market risks, be they equity or credit related, from the underlying portfolio.

This Fund continues to utilize all of its strategies in an attempt to provide a reasonable return in the form of a liquid portfolio of securities, one which intends to limit correlation with the broader equity and fixed income markets. With a market neutral income strategy, we intend to offer a positive absolute return for Fund investors regardless of shifts in global market expectations, and to provide a ballast within a larger asset allocation strategy in a shifting and potentially more volatile global investing landscape.

Westwood Strategic Convertibles Fund

The performance of the Westwood Strategic Convertibles Fund (the “Fund”) for the periods ended October 31, 2017 was as follows:

	Six Months	2017 Fiscal Year
Westwood Strategic Convertibles Fund (WSGCX)†	2.96%	9.53%
Thomson Reuters U.S. Focus Convertible Bond Index[1]	4.45%	13.16%
Thomson Reuters Global Focus Convertible Bond Index[1]	4.38%	8.65%
†	Formerly, Westwood Strategic Global Convertibles Fund.
[1]

As of July 31, 2017, in connection with a change in the Fund’s principal investment strategies, the Fund’s benchmark changed from the Thomson Reuters Global Focus Convertible Bond Index to the Thomson Reuters U.S. Focus Convertible Bond Index.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2018. In the absence of current fee waivers, total return and yield would be reduced.

The global convertible bond market performed well in the twelve month period ended October 31, 2017, aided by continued strength in global equity markets as well as healthy fixed income markets. The Thomson Reuters U.S. Focus Convertible Bond Index gained 13.16% and the Thomson Reuters Global Focus Convertible Bond Index gained 8.65% for the fiscal year. The return for convertibles naturally lagged the strong results of equities, with the MSCI World Index up a remarkable 22.77% over the same period.

Fund performance was ahead of the Thomson Reuters Global Focus Convertible Bond Index during the period, with a total return, net of fees, of 9.53%. The main driver of relative outperformance was security selection, the result of the Fund’s bottom-up focus in portfolio construction. Top down factors aided performance during the period, as a tactical overweight position in the U.S. and Asia regions proved beneficial, as did being overweight delta in Europe.

The Fund’s delta position, or sensitivity to global equity markets, was above that of the Thomson Reuters Global Focus Convertible Bond Index during the period. This positioning has been beneficial given the strength in global equity markets. By region, U.S. Delta was slightly below the market, while the Asian delta was somewhat higher that of the index. The Fund was significantly overweight delta in the European region due mainly to security selection, as many index securities in this region have low deltas and are overvalued, resulting in poor convexity of returns versus the underlying equity. The Fund has found better risk/reward with higher delta convertibles, and this positioning has largely proven beneficial to investors in the Fund.

Security selection relative to the index was strong during the period, and the active share of the Fund remains quite high. The positive performance of underlying positions was broad based from a sector perspective, with noted outperformance in the Financials, Industrials, and Health Care sectors. The only significant laggard from a sector selection perspective was Technology. Security selection by region was uniformly positive, mostly notably in Europe and the U.S.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
(Unaudited)

The benefit of an index agnostic, bottom-up approach can be seen in the results. SAF-Holland convertibles were the top contributor to overall Fund performance during the year, as the German industrial concern performed admirably, as did its convertibles, which were not part of the index. LendingTree, a U.S. consumer financial tech firm, was another off-index contributor to returns. Even in the case of convertibles which are in the benchmark index, the Fund will typically have a substantially different weight, such as in the case of Square Inc. and Qiagen N.V., which were top contributors as significant overweight positions versus the benchmark.

The Fund had several positions which detracted from performance in the year. Dish Network was the largest absolute loss for the Fund, and to a lesser extent Steinhoff International, Sony Corp, and Asia View, Ltd. On a relative basis, the Fund suffered from avoidance of several benchmark securities, mainly technology names such as Altaba Inc., Micron Technology Inc., Intel Corp, and Advanced Micro Devices.

Current positioning remains overweight delta, and somewhat overweight both the U.S. and Asia regions. We plan to continue to hold a higher delta position versus benchmark in Europe, which somewhat offsets our underweight to the region. While we remain cognizant of positioning, our overall portfolio will continue to be guided by bottom-up security selection, the convexity of the convertibles, and the attractiveness of the underlying equities. We remain cautiously bullish on global stock markets, balancing the generally high valuations of equities against a clearly healthy macroeconomic backdrop. We see convertibles as a constructive way to strike a balance in this environment, positioned to benefit from further equity appreciation, while providing safety from the bond characteristics in the event that markets correct.

Thank you for your continued trust.

Sincerely,

The Investment Team

The Westwood Funds

S&P Ratings are a grade given to bonds that indicate their credit quality. S&P give ratings after evaluating a bond issuer’s financial strength, or it’s the ability to pay a bond’s principal and interest in a timely fashion. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest).

The information contained herein represents the views of the manager at a specific point in time and is based on information believed to be reliable. No representation or warranty is made concerning the accuracy or completeness of any data compiled herein. Any statements non-factual in nature constitute only current opinion, which is subject to change. Any statements concerning financial market trends are based on current market conditions, which will fluctuate. Past performance is not indicative of future results. All information provided herein is for informational purposes only and is not intended to be, and should not be interpreted as, an offer, solicitation, or recommendation to buy or sell or otherwise invest in any of the securities/sectors/countries that may be mentioned. Investing involves risk including possible loss of principal.

To determine if a Fund is an appropriate investment for you, carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus, which may be obtained by calling 1-877-386-3944. Read the prospectus carefully before investing or sending money.

Mutual fund investing involves risk, including possible loss of principal. There can be no assurance that the Portfolio will achieve its stated objectives. Bonds and bond funds will decrease in value as interest rates rise. Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities. In addition to the normal risks associated with investing, bonds and bond funds are subject to interest rate risk and will decline in value as interest rates rise. High Yield bonds are highly speculative and carry a greater degree of risk. Investments in smaller companies typically exhibit higher volatility. International investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, or from social, economic, or political instability in other nations. A company may reduce or eliminate its dividend, causing losses to the Fund. Asset allocation does not guarantee against loss. There are specific risks inherent in small cap investing such as greater share price volatility as compared to other funds that invest in stocks of companies with larger and potentially more stable market capitalizations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Several of the Funds may use derivatives. The primary risk of derivative instruments is that changes in the market value of securities held by the Fund and of the derivative instruments relating to those securities may not be proportionate. Derivatives are also subject to illiquidity and counterparty risk. In addition, REIT investments are subject to the changes in economic conditions, credit risk, and interest rate fluctuations. Diversification does not protect against market loss.

The Westwood Funds are distributed by SEI Investments Distribution Co., which is not affiliated with the Advisor or any other affiliate.

THE ADVISORS’ INNER CIRCLE FUND

Definition of the Comparative Indices & Key Terms

Alerian MLP Index is the leading gauge of large and mid-cap energy Master Limited Partnerships (MLPs). The float-adjusted, capitalization-weighted index, includes 50 prominent companies and captures approximately 75% of available market capitalization.

Bloomberg Barclays Global Credit Index is an unmanaged index composed investment grade and high yield credit securities from the Multiverse Index represented in U.S. Dollars on a total return and unhedged basis. The Multiverse Index is the merger of two index groups; the Global Aggregate Index and the Global High Yield Index. The index includes dividend and interest.

Bloomberg Barclays Global G-7 Treasury Index tracks fixed-rate, local currency government debt of the US, Germany, UK, Italy, France, Canada and Japan. The index represents the treasury sector of the Barclays Global Aggregate Index and contains issues from the G7 countries denominated in 5 currencies.

Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole. Beta is used in the capital asset pricing model (CAPM), which calculates the expected return of an asset based on its beta and expected market returns.

Citigroup 1-Month Treasury Bill Index is a market value-weighted index of public obligations of the U.S. Treasury bills with maturities of one month. The Index reflects no deduction for fees, expenses or taxes.

Citigroup 3-Month Treasury Bill Index is an unmanaged index composed of three-month Treasury bills.

Citigroup 10-Year Treasury Index is an unmanaged index composed of ten-year Treasury bonds and notes.

Credit Suisse Liquid Alternatives Beta Index reflects the combined returns of the individual Liquid Alternative Beta strategy indices – Long/Short, Event Driven, Global Strategies, Merger Arbitrage and Managed Futures – weighted according to their respective strategy weights in the Credit Suisse Hedge Fund Index.

Delta is the ratio comparing the change in the price of the underlying asset to the corresponding change in the price of a derivative.

Duration to Worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first.

FTSE NAREIT Index is an unmanaged capitalization-weighted index that includes all tax qualified REITs listed in the New York Stock Exchange, the NASDAQ National Market System and the American Stock Exchange.

FTSE/EPRA NAREIT Developed Index is a capitalization-managed index that tracks the performance of listed real estate companies and REITs worldwide.

ICE BofA Merrill Lynch U.S. Corporate Index tracks the performance of U.S. dollar denominated investment grade corporate debt publicly issued in the US domestic market. Qualifying securities must have an investment grade rating(based on an average of Moody’s, S&P and Fitch) and an investment grade rated country of risk (based on an average of Moody’s, S&P and Fitch foreign currency long-term sovereign debt ratings). In addition, qualifying securities must have at least one year remaining term to final maturity, a fixed coupon schedule, and a minimum amount outstanding of $250 million.

ICE BofA Merrill Lynch U.S. High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market. Qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P, and Fitch) and an investment grade rated country of risk (based on an average of Moody’s, S&P and Fitch foreign currency long-term sovereign debt ratings). Benchmark returns do not reflect any management fees, transaction costs, or expenses. Investors cannot invest directly in an index.

IQ Hedge Market Neutral Trade ETF seeks to track, before fees and expenses, the performance of the IQ Hedge Market Neutral Index. Market Neutral hedge funds typically invest in both long and short positions in asset classes while minimizing exposure to systematic risk. These strategies seek to have a zero “beta” (or “market”) exposure to one or more systematic risk factors including the overall market (as represented by the S&P 500 Index), economic sectors or industries, market cap, region and country.

THE ADVISORS’ INNER CIRCLE FUND

MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000 Index is an index measuring the performance approximately 2,000 small-cap companies in the Russell 3000 Index, which is made up of 3,000 of the biggest U.S. stocks. The Russell 2000 serves as a benchmark for small-cap stocks in the United States.

Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics.

Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index.

Russell 3000 Index is a market capitalization weighted equity index maintained by the Russell Investment Group that seeks to be a benchmark of the entire U.S. stock market. More specifically, this index encompasses the 3,000 largest U.S.-traded stocks, in which the underlying companies are all incorporated in the U.S.

S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic stock market through changes in the aggregate market value of 500 stocks representing all major industries.

Thompson Reuters Global Focus Convertible Bond Index measures the size and performance of the convertibles asset class, and is one of the most widely used convertible bond benchmark internationally. It is a market capitalization-weighted, total-return index. They do not impose any currency, regional or sectoral weights, and do not have a fixed number of constituents.

Thompson Reuters U.S. Focus Convertible Bond Index represents the convertible asset class with a U.S. region concentration, targeting larger convertibles. It is limited in number of constituents to ensure breadth and manageability.

USD is the United States Dollar

Yield to Worst is the lowest potential yield that can be received on a bond without the issuer actually defaulting.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD LARGECAP VALUE FUND
(Unaudited)

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN* FOR PERIOD ENDED OCTOBER 31, 2017
	One Year Return	Three Year Return	Five Year Return	Ten Year Return	Annualized Inception to Date*
Institutional Shares	22.00%	8.98%	13.51%	5.80%	7.58%
A Class Shares with sales charge	15.77%	6.89%	12.10%	N/A	5.60%
A Class Shares without sales charge	21.83%	8.74%	13.25%	N/A	6.15%
Russell 1000 Value Index	17.78%	7.99%	13.48%	5.99%	7.27%

*	Institutional Shares commenced operations on June 28, 2006. A Class Shares commenced operations on December 31, 2007. The Russell 1000 Value Index annualized inception to date is since June 28, 2006.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

The graph is based on Institutional Shares. Performance for A Class Shares would have been lower because it is subject to a maximum front-end sales charge of 5.00% and additional annual distribution expenses of 0.25%.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of comparative indices on pages 16 and 17.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD LOW VOLATILITY EQUITY FUND
(Unaudited)

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN FOR PERIOD ENDED OCTOBER 31, 2017*
	One Year Return	Three Year Return	Five Year Return	Ten Year Return
Institutional Shares	14.24%	6.42%	11.45%	6.70%
Russell 1000 Index[1]	23.67%	10.58%	15.18%	7.61%
S&P 500 Index[1]	23.63%	10.77%	15.18%	7.51%

*	Total return for periods prior to February 5, 2011 represent the performance of the McCarthy Multi-Cap Stock Fund (the “Predecessor Fund”), which reorganized into the Fund on February 5, 2011. The Predecessor Fund’s performance has not been adjusted to reflect the lower net expenses of the Fund. The Predecessor Fund’s past performance does not necessarily indicate how the Fund will perform in the future.
[1]	As of December 30, 2016, in connection with a change in the Fund’s principal investment strategies, the Fund’s benchmark changed from the S&P 500 Index to the Russell 1000 Index.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of comparative indices on pages 16 and 17.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMIDCAP PLUS FUND
(Unaudited)

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN FOR PERIOD ENDED OCTOBER 31, 2017*
	One Year Return	Three Year Return	Five Year Return	Annualized Inception to Date*
Institutional Shares	18.28%	5.93%	12.09%	8.84%
Russell 2500 Index	24.68%	9.58%	14.45%	11.42%

*	Commenced operations on March 28, 2011. The Russell 2500 Index annualized inception to date is since March 28, 2011.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of comparative indices on pages 16 and 17.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMIDCAP FUND
(Unaudited)

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN FOR PERIOD ENDED OCTOBER 31, 2017
	One Year Return	Three Year Return	Five Year Return	Ten Year Return
Institutional Shares	19.83%	5.88%	11.50%	7.84%
Russell 2500 Index	24.68%	9.58%	14.45%	8.08%

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of comparative indices on pages 16 and 17.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMALLCAP FUND
(Unaudited)

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN FOR PERIOD ENDED OCTOBER 31, 2017
	One Year Return	Three Year Return	Five Year Return	Ten Year Return
Institutional Shares	29.71%	11.01%	17.29%	8.83%
Russell 2000 Value Index	24.81%	9.67%	13.58%	7.04%

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of comparative indices on pages 16 and 17.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD MLP AND STRATEGIC ENERGY FUND
(Unaudited)

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN* FOR PERIOD ENDED OCTOBER 31, 2017
	One Year Return	Annualized Inception to Date*
Institutional Shares	-0.65%	-9.27%
Alerian MLP Index	-3.39%	-11.12%

*	Commenced operations on December 29, 2014. The Alerian MLP Index annualized inception to date is since December 29, 2014.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of comparative indices on pages 16 and 17.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD INCOME OPPORTUNITY FUND
(Unaudited)

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN* FOR PERIOD ENDED OCTOBER 31, 2017
	One Year Return	Three Year Return	Five Year Return	Ten Year Return	Annualized Inception to Date*
Institutional Shares	9.98%	4.04%	6.98%	6.69%	6.94%
A Class Shares with sales charge	4.20%	2.03%	5.63%	N/A	6.34%
A Class Shares without sales charge	9.71%	3.78%	6.72%	N/A	6.90%
25/25/25/25 Blended Benchmark Index**	7.07%	5.10%	6.68%	5.33%	6.03%
S&P 500 Index	23.63%	10.77%	15.18%	7.51%	8.47%
FTSE NAREIT Index	8.23%	7.11%	10.05%	5.95%	7.49%
Citigroup 3-Month Treasury Bill Index	0.71%	0.32%	0.21%	0.39%	1.07%
Citigroup 10-Year Treasury Index	-2.93%	1.58%	1.01%	4.55%	4.46%

*	Institutional Shares commenced operations on December 19, 2005. A Class Shares commenced operations on December 31, 2007. The S&P 500 Index, FTSE NAREIT Index, Citigroup 3-Month Treasury Bill Index, and Citigroup 10-Year Treasury Index annualized inception to date is since December 19, 2005.
**	25% Citigroup 10-Year Treasury Index, 25% Citigroup 3-Month Treasury Bill Index, 25% S&P 500 Index, 25% FTSE NAREIT Index.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

The graph is based on Institutional Shares. Performance for A Class Shares would have been lower because it is subject to a maximum front-end sales charge of 5.00% and additional annual distribution expenses of 0.25%.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of comparative indices on pages 16 and 17.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD WORLDWIDE INCOME OPPORTUNITY FUND
(Unaudited)

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN* FOR PERIOD ENDED OCTOBER 31, 2017
	One Year Return	Annualized Inception to Date*
Institutional Shares	10.37%	2.22%
MSCI World Index	22.77%	7.45%
FTSE/EPRA NAREIT Developed Index	6.12%	2.69%
Bloomberg Barclays Global Treasury G-7 Index	-1.58%	2.21%
Citigroup 3-Month Treasury Bill Index	0.71%	0.38%
25/25/25/25 Blended Benchmark Index**	6.69%	3.34%

*	Commenced operations on May 1, 2015.
**	25% MSCI World Index, 25% FTSE/EPRA NAREIT Developed Index, 25% Bloomberg Barclays Global Treasury G-7 Index, 25% Citigroup 3-Month Treasury Bill Index

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of comparative indices on pages 16 and 17.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD GLOBAL EQUITY FUND
(Unaudited)

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN* FOR PERIOD ENDED OCTOBER 31, 2017
	One Year Return	Three Year Return	Annualized Inception to Date*
Institutional Shares	18.11%	6.44%	7.56%
MSCI All Country World Index	23.20%	7.92%	10.42%

*	Commenced operations on December 26, 2012. The MSCI All World Country Index annualized inception to date is since December 26, 2012.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of comparative indices on pages 16 and 17.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD EMERGING MARKETS FUND
(Unaudited)

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN* FOR PERIOD ENDED OCTOBER 31, 2017
	One Year Return	Three Year Return	Annualized Inception to Date*
Institutional Shares	12.89%	2.37%	0.47%
A Class Shares with sales charge	7.00%	0.35%	-0.86%
A Class Shares without sales charge	12.64%	2.10%	0.20%
MSCI Emerging Markets Index	26.45%	5.70%	3.87%

*	Commenced operations on December 26, 2012. The MSCI Emerging Markets Index annualized inception to date is since December 26, 2012.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

The graph is based on Institutional Shares. Performance for A Class Shares would have been lower because it is subject to a maximum front-end sales charge of 5.00% and additional annual distribution expenses of 0.25%.

See definition of comparative indices on pages 16 and 17.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SHORT DURATION HIGH YIELD FUND
(Unaudited)

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN* FOR PERIOD ENDED OCTOBER 31, 2017
	One Year Return	Three Year Return	Five Year Return	Annualized Inception to Date*
Institutional Shares	5.27%	2.68%	3.08%	3.48%
A Class Shares with sales charge	2.69%	1.68%	N/A	2.34%
A Class Shares without sales charge	5.01%	2.46%	N/A	2.88%
ICE BofA Merrill Lynch U.S. High Yield Index	9.14%	5.60%	6.29%	7.61%

*	Institutional Shares commenced operations on December 28, 2011. A Class commenced operations June 28, 2013. The ICE BofA Merrill Lynch U.S. High Yield Index annualized inception to date is since December 28, 2011.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

The graph is based on Institutional Shares. Performance for A Class Shares would have been lower because it is subject to a maximum front-end sales charge of 2.25% and additional annual distribution expenses of 0.25%.

See definition of comparative indices on pages 16 and 17.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD OPPORTUNISTIC HIGH YIELD FUND
(Unaudited)

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN* FOR PERIOD ENDED OCTOBER 31, 2017
	One Year Return	Annualized Inception to Date*
Institutional Shares	8.57%	5.38%
Ultra Shares	8.69%	5.43%
ICE BofA Merrill Lynch U.S. High Yield Index	9.14%	6.75%

*	Institutional Shares commenced operations on December 29, 2014. Ultra Shares commenced operations December 29, 2014. The ICE BofA Merrill Lynch U.S. High Yield Index annualized inception to date is since December 29, 2014.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

The graph is based on Institutional Shares. Performance for Ultra Shares would vary due to differences in fee structures.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of comparative indices on pages 16 and 17.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD MARKET NEUTRAL INCOME FUND
(Unaudited)

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN* FOR PERIOD ENDED OCTOBER 31, 2017
	One Year Return	Annualized Inception to Date*
Institutional Shares	2.16%	2.86%
Ultra Shares	2.31%	2.98%
Citigroup 1-Month Treasury Bill Index	0.67%	0.34%

*	Institutional Shares commenced operations on May 1, 2015. Ultra Shares commenced operations on May 1, 2015. Citigroup 1-Month Treasury Bill Index annualized inception to date is since May 1, 2015.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

The graph is based on Institutional Shares. Performance for Ultra Shares would vary due to differences in fee structures.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of comparative indices on pages 16 and 17.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD STRATEGIC CONVERTIBLES FUND
(Unaudited)

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN* FOR PERIOD ENDED OCTOBER 31, 2017
	One Year Return	Annualized Inception to Date*
Institutional Shares	9.53%	2.36%
Thomson Reuters U.S. Focus Convertible Bond Index[1]	13.16%	4.27%
Thomson Reuters Global Focus Convertible Bond Index[1]	8.65%	2.31%

*	Inception date is May 1, 2015. The Thomson Reuters U.S. Focus Convertible Bond Index annualized inception to date is since May 1, 2015.
[1]

As of July 31, 2017, in connection with a change in the Fund’s principal investment strategies, the Fund’s benchmark changed from the Thomson Reuters Global Focus Convertible Bond Index to the Thomson Reuters U.S. Focus Convertible Bond Index.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of comparative indices on pages 16 and 17.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD LARGECAP VALUE FUND
OCTOBER 31, 2017

Sector Weightings (unaudited)†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 96.7%
	Shares	Value

CONSUMER DISCRETIONARY — 5.9%
Comcast, Cl A	97,500	$3,512,925
Home Depot	25,700	4,260,546
VF	64,950	4,523,768

		12,297,239

CONSUMER STAPLES — 11.1%
Colgate-Palmolive	68,625	4,834,631
CVS Health	62,100	4,255,713
Dr. Pepper Snapple Group	54,800	4,694,168
General Mills	89,250	4,633,860
PepsiCo	42,500	4,684,775

		23,103,147

ENERGY — 7.7%
Chevron	44,950	5,209,255
EOG Resources	55,550	5,547,778
RSP Permian*	153,450	5,280,215

		16,037,248

FINANCIALS — 20.0%
American International Group	63,200	4,083,352
Bank of America	286,565	7,849,015
BB&T	84,585	4,164,966
Chubb	26,750	4,034,435
Intercontinental Exchange	61,000	4,032,100
JPMorgan Chase	75,165	7,562,350
Wells Fargo	133,415	7,489,918
Western Alliance Bancorp*	40,900	2,282,220

		41,498,356

HEALTH CARE — 13.0%
Abbott Laboratories	82,200	4,457,706
Aetna	25,925	4,408,028
Becton Dickinson	30,090	6,278,880

COMMON STOCK — continued
	Shares	Value

HEALTH CARE — continued
Cigna	22,625	$4,462,102
Johnson & Johnson	52,150	7,270,232

		26,876,948

INDUSTRIALS — 10.3%
Boeing	17,045	4,397,269
FedEx	19,350	4,369,424
General Dynamics	20,000	4,059,600
Honeywell International	28,900	4,166,224
Union Pacific	38,500	4,457,915

		21,450,432

INFORMATION TECHNOLOGY — 16.0%
Accenture, Cl A	30,825	4,388,247
Alphabet, Cl A*	4,224	4,363,561
Amdocs	61,800	4,023,180
Booz Allen Hamilton Holding, Cl A	122,400	4,625,496
Lam Research	13,140	2,740,610
Microsoft	28,435	2,365,223
Motorola Solutions	45,650	4,133,151
Oracle	82,300	4,189,070
Texas Instruments	24,511	2,369,969

		33,198,507

MATERIALS — 2.3%
Sherwin-Williams	11,900	4,702,285

REAL ESTATE — 3.4%
Public Storage	23,700	4,911,825
Simon Property Group	14,400	2,236,752

		7,148,577

TELECOMMUNICATION SERVICES — 3.0%
AT&T	183,050	6,159,632

UTILITIES — 4.0%
Nextera Energy	26,900	4,171,383
WEC Energy Group	61,850	4,168,072

		8,339,455

Total Common Stock (Cost $140,675,102)		200,811,826

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD LARGECAP VALUE FUND
OCTOBER 31, 2017

SHORT-TERM INVESTMENT — 3.2%
	Shares	Value

SEI Daily Income Trust, Government Fund, Cl F, 0.870% (A) (Cost $6,611,233)	6,611,233	$6,611,233

Total Investments — 99.9% (Cost $147,286,335)		$207,423,059

Percentages are based upon Net Assets of $207,628,996.

*	Non-income producing security.

(A)	The rate reported is the 7-day effective yield as of October 31, 2017.

Cl – Class

As of October 31, 2017, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the year ended October 31, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the year ended October 31, 2017, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD LOW VOLATILITY EQUITY FUND
OCTOBER 31, 2017

Sector Weightings (unaudited)†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 73.3%
	Shares	Value

CONSUMER DISCRETIONARY — 6.7%
Comcast, Cl A	17,215	$620,256
Home Depot	5,431	900,351
McDonald’s	6,693	1,117,129
Walt Disney	3,848	376,373

		3,014,109

CONSUMER STAPLES — 7.0%
Altria Group	8,838	567,576
Colgate-Palmolive	11,874	836,523
Hershey	4,052	430,242
McCormick	4,512	449,079
PepsiCo	7,677	846,236

		3,129,656

ENERGY — 1.9%
Chevron	7,180	832,090

FINANCIALS — 10.5%
American International Group	6,998	452,141
Bank of America	47,959	1,313,597
Chubb	4,513	680,651
US Bancorp	16,385	891,016
Wells Fargo	16,478	925,075
XL Group	10,955	443,349

		4,705,829

HEALTH CARE — 6.8%
Abbott Laboratories	18,447	1,000,381
Cigna	4,525	892,421
Johnson & Johnson	3,775	526,273
Novartis ADR	7,825	646,188

		3,065,263

INDUSTRIALS — 9.9%
FedEx	4,059	916,563

COMMON STOCK — continued
	Shares/ Face Amount	Value

INDUSTRIALS — continued
General Dynamics	3,593	$729,307
Honeywell International	5,431	782,933
Illinois Tool Works	3,316	519,020
Raytheon	2,950	531,590
Union Pacific	8,099	937,783

		4,417,196

INFORMATION TECHNOLOGY — 20.2%
Accenture, Cl A	6,275	893,309
Alphabet, Cl A*	863	891,513
Amdocs	10,772	701,257
Amphenol, Cl A	6,167	536,529
Apple	7,946	1,343,192
Automatic Data Processing	6,537	759,992
Microsoft	15,883	1,321,148
Motorola Solutions	5,065	458,585
Oracle	18,403	936,713
Texas Instruments	12,473	1,206,014

		9,048,252

MATERIALS — 1.7%
Sherwin-Williams	1,918	757,898

REAL ESTATE — 3.8%
Alexandria Real Estate Equities	5,618	696,407
Boston Properties	3,500	424,130
Public Storage	2,763	572,632

		1,693,169

UTILITIES — 4.8%
CMS Energy	14,266	690,046
Nextera Energy	4,697	728,364
WEC Energy Group	10,955	738,258

		2,156,668

Total Common Stock (Cost $25,975,812)		32,820,130

CONVERTIBLE BONDS — 17.6%
CONSUMER DISCRETIONARY — 2.0%
DISH Network 2.375%, 03/15/24 (A)	$920,000	883,775

CONSUMER STAPLES — 2.1%
Vector Group 1.750%, 04/15/20 (B)	825,000	927,094

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD LOW VOLATILITY EQUITY FUND
OCTOBER 31, 2017

CONVERTIBLE BONDS — continued
	Face Amount/ Shares	Value

FINANCIALS — 3.4%
Cowen 3.000%, 03/15/19	$665,000	$676,637
Starwood Property Trust 4.550%, 03/01/18	830,000	864,238

		1,540,875

HEALTH CARE — 4.9%
Medicines Company 2.750%, 07/15/23	755,000	707,341
NuVasive 2.250%, 03/15/21	540,000	625,050
Wright Medical Group 2.250%, 11/15/21	645,000	878,812

		2,211,203

INDUSTRIALS — 1.7%
Greenbrier 2.875%, 02/01/24 (A)	645,000	754,247

INFORMATION TECHNOLOGY — 3.5%
Electronics For Imaging 0.750%, 09/01/19	825,000	804,375
Nice Systems 1.250%, 01/15/24 (A)	660,000	759,412

		1,563,787

Total Convertible Bonds (Cost $8,053,429)		7,880,981

CONVERTIBLE PREFERRED STOCK — 6.6%
CONSUMER STAPLES — 2.2%
Bunge, 4.875%*	9,225	961,245

HEALTH CARE — 2.4%
Allergan, 5.500%*	790	508,515
Becton Dickinson, 6.125%	9,950	565,061

		1,073,576

UTILITIES — 2.0%
DTE Energy, 6.500%	16,400	900,852

Total Convertible Preferred Stock (Cost $2,958,049)		2,935,673

EXCHANGE TRADED FUND — 1.8%
iShares Nasdaq Biotechnology ETF (Cost $897,103)	2,635	827,864

SHORT-TERM INVESTMENT — 0.6%
	Shares	Value

SEI Daily Income Trust, Government Fund, Cl F, 0.870% (C) (Cost $270,738)	270,738	$270,738

Total Investments — 99.9% (Cost $38,155,131)		$44,735,386

Percentages are based upon Net Assets of $44,777,714.

*	Non-income producing security.

(A)	Securities sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and maybe sold only to dealers in that program or other “accredited investors”. The total value of these securities at October 31, 2017 was $2,397,434 and represents 5.35% of Net Assets.

(B)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate disclosed is the rate in effect on October 31, 2017.

(C)	The rate reported is the 7-day effective yield as of October 31, 2017.

ADR – American Depositary Receipt

Cl – Class

ETF – Exchange Traded Fund

NASDAQ – National Association of Securities Dealers Automated Quotations

The following is a summary of the inputs used as of October 31, 2017 when valuing the Fund’s investments:

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stock	$32,820,130	$—	$—	$32,820,130
Convertible Bonds	—	7,880,981	—	7,880,981
Convertible Preferred Stock	2,935,673	—	—	2,935,673
Exchange Traded Fund	827,864	—	—	827,864
Short-Term Investment	270,738	—	—	270,738

Total Investments in Securities	$36,854,405	$7,880,981	$—	$44,735,386

For the year ended October 31, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the year ended October 31, 2017, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMIDCAP PLUS FUND
OCTOBER 31, 2017

Sector Weightings (unaudited)†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 97.7%
	Shares	Value

CONSUMER DISCRETIONARY — 10.6%
Cable One	4,650	$3,300,617
Cedar Fair LP (A)	22,000	1,377,200
Columbia Sportswear	24,780	1,545,776
Hanesbrands	88,300	1,986,750
Helen of Troy*	22,200	2,062,380
Mohawk Industries*	12,200	3,193,472
Newell Brands	80,569	3,285,604

		16,751,799

CONSUMER STAPLES — 4.8%
Dr. Pepper Snapple Group	14,700	1,259,202
Energizer Holdings	42,500	1,827,075
J&J Snack Foods	11,050	1,471,528
JM Smucker	14,775	1,566,889
McCormick	14,800	1,473,044

		7,597,738

ENERGY — 7.0%
Centennial Resource Development, Cl A*	94,150	1,829,335
Diamondback Energy*	33,400	3,579,144
Parsley Energy, Cl A*	94,400	2,511,040
RSP Permian*	92,500	3,182,925

		11,102,444

FINANCIALS — 19.9%
Arthur J Gallagher	51,025	3,231,413
Chemical Financial	71,613	3,773,289
First Republic Bank	35,095	3,418,253
Hartford Financial Services Group	44,815	2,467,066
Home BancShares	122,400	2,751,552
Markel*	2,235	2,423,410
Western Alliance Bancorp*	74,300	4,145,940
Wintrust Financial	41,970	3,411,742

COMMON STOCK — continued
	Shares	Value

FINANCIALS — continued
XL Group	54,825	$2,218,768
Zions Bancorporation	78,305	3,638,050

		31,479,483

HEALTH CARE — 9.1%
Cooper	7,525	1,807,957
CR Bard	4,850	1,586,289
PerkinElmer	39,385	2,848,323
Premier, Cl A*	47,550	1,553,458
STERIS	29,635	2,765,835
Teleflex	16,100	3,815,378

		14,377,240

INDUSTRIALS — 12.4%
Curtiss-Wright	30,830	3,645,647
Hubbell, Cl B	26,810	3,373,234
Huntington Ingalls Industries	14,000	3,259,620
Ingersoll-Rand	29,175	2,584,905
Middleby*	24,924	2,888,692
Pentair	29,730	2,094,776
Woodward	22,658	1,752,143

		19,599,017

INFORMATION TECHNOLOGY — 11.2%
Amdocs	45,500	2,962,050
Booz Allen Hamilton Holding, Cl A	78,280	2,958,201
Coherent*	2,975	781,562
FLIR Systems	38,714	1,812,589
j2 Global	25,425	1,885,010
KLA-Tencor	18,900	2,058,021
Littelfuse	15,300	3,197,700
MKS Instruments	18,250	1,982,863

		17,637,996

MATERIALS — 8.8%
Albemarle	25,572	3,602,839
Eagle Materials	36,075	3,808,438
PolyOne	41,800	1,925,726
Sensient Technologies	20,133	1,531,115
Summit Materials, Cl A*	36,845	1,156,933
WestRock	30,477	1,869,154

		13,894,205

REAL ESTATE — 7.5%
Alexandria Real Estate Equities	31,723	3,932,383
Brandywine Realty Trust	131,300	2,296,437

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMIDCAP PLUS FUND
OCTOBER 31, 2017

COMMON STOCK — continued
	Shares	Value
REAL ESTATE — continued
Highwoods Properties	37,359	$1,907,177
Hudson Pacific Properties	67,350	2,277,777
Physicians Realty Trust	80,150	1,393,007

		11,806,781

TELECOMMUNICATION SERVICES — 1.4%
Zayo Group Holdings*	61,600	2,221,296

UTILITIES — 5.0%
ALLETE	29,305	2,296,047
Alliant Energy	46,900	2,028,894
DTE Energy	31,975	3,531,958

		7,856,899

Total Common Stock (Cost $120,698,625)		154,324,898

SHORT-TERM INVESTMENT — 2.4%
SEI Daily Income Trust, Government Fund, Cl F, 0.870% (B) (Cost $3,764,543)	3,764,543	3,764,543

Total Investments — 100.1% (Cost $124,463,168)		$158,089,441

Percentages are based upon Net Assets of $157,882,019.

*	Non-income producing security.

(A)	Securities considered Master Limited Partnerships. At October 31, 2017, these securities amounted $1,377,200 or 0.9% of Net Assets.

(B)	The rate reported is the 7-day effective yield as of October 31, 2017.

Cl — Class

LP — Limited Partnership

As of October 31, 2017, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the year ended October 31, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the year ended October 31, 2017, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMIDCAP FUND
OCTOBER 31, 2017

Sector Weightings (unaudited)†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 99.6%
	Shares	Value

CONSUMER DISCRETIONARY — 7.1%
Cable One	8,680	$6,161,151
Cedar Fair LP (A)	95,808	5,997,581
Columbia Sportswear	57,169	3,566,202
Hanesbrands	194,415	4,374,337
Helen of Troy*	47,000	4,366,300

		24,465,571

CONSUMER STAPLES — 4.9%
Edgewell Personal Care*	43,286	2,810,560
Energizer Holdings	124,686	5,360,251
Flowers Foods	186,600	3,550,998
J&J Snack Foods	38,550	5,133,704

		16,855,513

ENERGY — 7.1%
Centennial Resource Development, Cl A*	295,700	5,745,451
Diamondback Energy*	88,492	9,482,803
RSP Permian*	275,872	9,492,755

		24,721,009

FINANCIALS — 21.7%
Arthur J Gallagher	126,310	7,999,213
Chemical Financial	179,685	9,467,603
Great Western Bancorp	182,785	7,419,243
Home BancShares	203,815	4,581,761
Kemper	74,972	4,805,705
Renasant	124,552	5,156,453
South State	47,450	4,272,872
Western Alliance Bancorp*	173,400	9,675,720
Wintrust Financial	113,558	9,231,130
XL Group	117,640	4,760,891
Zions Bancorporation	168,763	7,840,729

		75,211,320

COMMON STOCK — continued
	Shares	Value

HEALTH CARE — 8.4%
Cooper	20,085	$4,825,622
PerkinElmer	96,948	7,011,279
Premier, Cl A*	105,721	3,453,905
STERIS	58,550	5,464,472
Teleflex	35,602	8,436,962

		29,192,240

INDUSTRIALS — 14.5%
Albany International, Cl A	47,350	2,857,572
Comfort Systems USA	96,750	4,286,025
Curtiss-Wright	68,265	8,072,336
Gibraltar Industries*	115,400	3,837,050
Hubbell, Cl B	62,210	7,827,262
Huntington Ingalls Industries	26,664	6,208,179
Interface, Cl A	236,567	5,393,728
Pentair	66,945	4,716,945
Woodward	92,708	7,169,110

		50,368,207

INFORMATION TECHNOLOGY — 9.8%
Amdocs	53,613	3,490,206
Booz Allen Hamilton Holding, Cl A	137,877	5,210,372
Coherent*	6,550	1,720,750
FLIR Systems	85,775	4,015,986
j2 Global	46,321	3,434,239
Littelfuse	17,750	3,709,750
Methode Electronics	59,307	2,781,498
MKS Instruments	41,075	4,462,799
OSI Systems*	59,500	5,258,610

		34,084,210

MATERIALS — 8.1%
Albemarle	50,470	7,110,718
Eagle Materials	79,900	8,435,043
KapStone Paper and Packaging	154,352	3,466,746
PolyOne	90,325	4,161,273
Sensient Technologies	45,179	3,435,863
Summit Materials, Cl A*	53,100	1,667,340

		28,276,983

REAL ESTATE — 11.0%
Alexandria Real Estate Equities	65,090	8,068,556
Brandywine Realty Trust	344,400	6,023,556
Highwoods Properties	115,715	5,907,251
Hudson Pacific Properties	180,460	6,103,157

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMIDCAP FUND
OCTOBER 31, 2017

COMMON STOCK — continued
	Shares	Value

REAL ESTATE — continued
Physicians Realty Trust	242,735	$4,218,734
STAG Industrial	282,405	7,709,657

		38,030,911

TELECOMMUNICATION SERVICES — 1.3%
Zayo Group Holdings*	125,260	4,516,876

UTILITIES — 5.7%
ALLETE	77,816	6,096,884
Alliant Energy	153,200	6,627,432
IDACORP	78,250	7,201,347

		19,925,663

Total Common Stock (Cost $268,088,195)		345,648,503

SHORT-TERM INVESTMENT — 0.6%
SEI Daily Income Trust, Government Fund, Cl F, 0.870% (B) (Cost $1,895,618)	1,895,618	1,895,618

Total Investments — 100.2% (Cost $269,983,813)		$347,544,121

Percentages are based upon Net Assets of $346,912,800.

*	Non-income producing security.

(A)	Securities considered Master Limited Partnerships. At October 31, 2017, these securities amounted $5,997,581 or 1.7% of Net Assets.

(B)	The rate reported is the 7-day effective yield as of October 31, 2017.

Cl — Class

LP — Limited Partnership

As of October 31, 2017, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the year ended October 31, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the year ended October 31, 2017, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMALLCAP FUND
OCTOBER 31, 2017

Sector Weightings (unaudited)†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 99.4%
	Shares	Value

CONSUMER DISCRETIONARY — 11.5%
Carriage Services, Cl A	100,685	$2,607,741
International Speedway, Cl A	61,180	2,376,843
Lithia Motors, Cl A	40,595	4,594,542
Lydall*	49,473	2,859,539
Marcus	181,779	4,935,300
Oxford Industries	75,901	4,903,205
Sonic	181,200	4,602,480

		26,879,650

CONSUMER STAPLES — 3.8%
Hostess Brands, Cl A*	391,800	4,517,454
J&J Snack Foods	33,617	4,476,776

		8,994,230

ENERGY — 7.0%
Callon Petroleum*	389,645	4,321,163
ProPetro Holding*	118,900	1,810,847
Resolute Energy*	156,900	4,711,707
Rosehill Resources*	66,557	646,934
SRC Energy*	516,604	4,928,402

		16,419,053

FINANCIALS — 24.3%
Berkshire Hills Bancorp	62,805	2,405,432
Chemical Financial	86,275	4,545,830
Columbia Banking System	113,940	4,957,529
Employers Holdings	97,763	4,663,295
Glacier Bancorp	121,100	4,596,956
Great Western Bancorp	104,945	4,259,718
Hanmi Financial	143,300	4,406,475
Heritage Commerce	237,751	3,656,610
Kemper	77,280	4,953,648
LegacyTexas Financial Group	111,185	4,435,170
Renasant	105,800	4,380,120

COMMON STOCK — continued
	Shares	Value

FINANCIALS — continued
Safety Insurance Group	24,904	$2,047,109
ServisFirst Bancshares	70,900	2,907,609
South State	51,129	4,604,166

		56,819,667

HEALTH CARE — 3.4%
CONMED	64,500	3,368,190
Omnicell*	91,865	4,574,877

		7,943,067

INDUSTRIALS — 23.8%
Alamo Group	22,552	2,379,236
Albany International, Cl A	80,812	4,877,004
Apogee Enterprises	101,763	4,857,148
Comfort Systems USA	134,101	5,940,674
Continental Building Products*	169,038	4,513,315
Douglas Dynamics	112,883	4,735,442
Esterline Technologies*	41,887	3,972,982
Gibraltar Industries*	83,485	2,775,876
Interface, Cl A	210,000	4,788,000
Kaman	84,884	4,748,411
Knoll	69,300	1,470,546
Trex*	50,175	5,491,654
Universal Forest Products	45,482	5,134,918

		55,685,206

INFORMATION TECHNOLOGY — 6.7%
Brooks Automation	97,350	3,347,867
Methode Electronics	98,050	4,598,545
Novanta*	102,061	4,827,485
OSI Systems*	32,142	2,840,710

		15,614,607

MATERIALS — 5.1%
Innospec	73,215	4,528,348
KapStone Paper and Packaging	141,800	3,184,828
Summit Materials, Cl A*	137,210	4,308,394

		12,021,570

REAL ESTATE — 10.6%
Easterly Government Properties	227,631	4,579,936
Potlatch	69,054	3,576,997
Ramco-Gershenson Properties Trust	285,895	3,610,854
STAG Industrial	146,978	4,012,499
Summit Hotel Properties	289,076	4,570,291

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMALLCAP FUND
OCTOBER 31, 2017

COMMON STOCK — continued
	Shares	Value

REAL ESTATE — continued
Terreno Realty	123,526	$4,535,875

		24,886,452

UTILITIES — 3.2%
ALLETE	52,020	4,075,767
Connecticut Water Service	55,874	3,465,305

		7,541,072

Total Common Stock (Cost $178,717,184)		232,804,574

SHORT-TERM INVESTMENT — 1.0%
SEI Daily Income Trust, Government Fund, Cl F, 0.870% (A) (Cost $2,429,731)	2,429,731	2,429,731

Total Investments — 100.4% (Cost $181,146,915)		$235,234,305

Percentages are based upon Net Assets of $234,320,970.

*	Non-income producing security.

(A)	The rate reported is the 7-day effective yield as of October 31, 2017.

Cl — Class

As of October 31, 2017, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the year ended October 31, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the year ended October 31, 2017, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD MLP AND STRATEGIC ENERGY FUND
OCTOBER 31, 2017

Sector Weightings (unaudited)†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 95.9%
	Shares	Value

ENERGY — 83.3%
Andeavor	1,505	$159,891
CONSOL Energy*	20,170	325,342
Dominion Midstream Partners LP (A)	8,880	284,604
Enable Midstream Partners (A)	22,200	334,998
Enbridge	18,674	718,202
Enbridge Energy Management LLC*	20,516	295,431
Energy Transfer Partners LP (A)	46,110	802,775
EnLink Midstream LLC	17,745	275,048
Enterprise Products Partners LP (A)	11,375	278,688
EOG Resources	5,025	501,847
EQT	7,945	496,881
EQT Midstream Partners LP (A)	5,970	436,168
GasLog Partners LP	12,860	305,425
Halliburton	10,860	464,156
Kinder Morgan	37,980	687,818
Marathon Petroleum	5,330	318,414
MPLX LP (A)	8,451	297,982
Noble Energy	13,570	378,196
Noble Midstream Partners LP (A)	6,794	352,337
Occidental Petroleum	5,025	324,464
ONEOK	8,045	436,602
Pembina Pipeline	9,462	312,908
Pioneer Natural Resources	3,260	487,924
Range Resources	12,900	233,619
Royal Dutch Shell ADR, Cl B	2,815	183,988
Summit Midstream Partners LP (A)	13,747	281,126
Targa Resources	10,025	416,038
TransCanada	13,215	627,448
Western Gas Partners LP (A)	5,910	283,030
Williams	19,340	551,190
Williams Partners (A)	7,585	280,948

		12,133,488

INDUSTRIALS — 2.8%
Macquarie Infrastructure Co Trust	5,960	414,518

COMMON STOCK — continued
	Shares	Value

UTILITIES — 9.8%
Dominion Energy	6,095	$494,548
NextEra Energy Partners LP (A)	11,185	440,018
Sempra Energy	4,190	492,325

		1,426,891

Total Common Stock (Cost $12,479,358)		13,974,897

PREFERRED STOCK — 3.0%
ENERGY — 3.0%
Anadarko Petroleum, 7.500%	11,700	444,600

(Cost $399,967)		444,600

SHORT-TERM INVESTMENT — 0.6%
SEI Daily Income Trust, Government Fund, Cl F, 0.870% (B) (Cost $82,464)	82,464	82,464

Total Investments — 99.5% (Cost $12,961,789)		$14,501,961

Percentages are based upon Net Assets of $14,574,511.

*	Non-income producing security.

(A)	Securities considered Master Limited Partnerships. At October 31, 2017, these securities amounted $4,072,674 or 27.9% of Net Assets.

(B)	The rate reported is the 7-day effective yield as of October 31, 2017.

ADR – American Depositary Receipt

Cl – Class

LLC – Limited Liability Company

LP – Limited Partnership

As of October 31, 2017, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the year ended October 31, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the year ended October 31, 2017, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD INCOME OPPORTUNITY FUND
OCTOBER 31, 2017

Sector Weightings (unaudited)†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 48.8%
	Shares	Value

CONSUMER DISCRETIONARY — 4.9%
Comcast, Cl A	1,756,670	$63,292,820
Home Depot	418,025	69,300,185

		132,593,005

CONSUMER STAPLES — 3.2%
General Mills	457,123	23,733,826
PepsiCo	569,100	62,731,893

		86,465,719

ENERGY — 7.7%
Andeavor Logistics LP (A)	496,125	22,414,928
Enterprise Products Partners LP (A)	1,060,757	25,988,547
EQT Midstream Partners LP (A)	557,586	40,737,233
Magellan Midstream Partners LP (A)	477,544	32,812,048
Phillips 66 Partners LP (A)	617,645	31,135,484
Shell Midstream Partners LP (A)	1,130,886	28,735,813
Western Gas Partners LP (A)	523,807	25,085,117

		206,909,170

FINANCIALS — 7.6%
Bank of America	2,827,942	77,457,331
Chubb	192,498	29,032,549
Hartford Financial Services Group	505,067	27,803,938
US Bancorp	1,271,920	69,167,010

		203,460,828

HEALTH CARE — 4.2%
Abbott Laboratories	798,250	43,289,097
Becton Dickinson	170,865	35,654,400

COMMON STOCK — continued
	Shares/ Face Amount	Value

HEALTH CARE — continued
Johnson & Johnson	250,550	$34,929,176

		113,872,673

INDUSTRIALS — 7.9%
Boeing	137,685	35,519,976
General Dynamics	164,276	33,344,743
Honeywell International	477,714	68,867,250
Raytheon	198,793	35,822,499
Union Pacific	321,575	37,235,169

		210,789,637

INFORMATION TECHNOLOGY — 8.0%
Booz Allen Hamilton Holding, Cl A	892,133	33,713,706
Microsoft	458,125	38,106,838
Oracle	1,316,500	67,009,850
TE Connectivity	412,760	37,548,777
Texas Instruments	382,170	36,952,017

		213,331,188

REAL ESTATE — 4.1%
Alexandria Real Estate Equities	453,374	56,200,241
Boston Properties	436,868	52,939,664

		109,139,905

UTILITIES — 1.2%
Nextera Energy	208,235	32,291,001

Total Common Stock (Cost $958,023,827)		1,308,853,126

CORPORATE OBLIGATIONS — 19.5%
ENERGY — 1.3%
Chevron 1.344%, 11/09/17	$20,000,000	19,998,157
Total Capital International 2.700%, 01/25/23	13,750,000	13,890,544

		33,888,701

FINANCIALS — 10.7%
Bank of New York Mellon 4.950%, VAR ICE LIBOR USD 3 Month+3.420%, 12/31/49	26,440,000	27,629,800

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD INCOME OPPORTUNITY FUND
OCTOBER 31, 2017

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

FINANCIALS — continued
Citigroup 5.900%, VAR ICE LIBOR USD 3 Month+4.230%, 12/29/49	$25,000,000	$26,815,250
1.750%, 05/01/18	25,000,000	24,995,433
Goldman Sachs Group 5.375%, VAR ICE LIBOR USD 3 Month+3.922%, 12/29/49	19,850,000	20,594,375
JPMorgan Chase 7.900%, VAR ICE LIBOR USD 3 Month+3.470%, 12/31/49	29,850,000	30,611,175
1.996%, VAR ICE LIBOR USD 3 Month+0.680%, 06/01/21	32,000,000	32,181,655
MetLife 5.250%, VAR ICE LIBOR USD 3 Month+3.575%, 12/29/49	23,000,000	24,035,000
1.903%, 12/15/17	25,000,000	25,015,353
Morgan Stanley 5.450%, VAR ICE LIBOR USD 3 Month+3.610%, 12/29/49	22,650,000	23,488,050
PNC Bank MTN 1.600%, 06/01/18	27,000,000	26,998,485
SunTrust Banks 5.050%, VAR ICE LIBOR USD 3 Month+3.102%, 06/15/22	25,600,000	26,336,000

		288,700,576

HEALTH CARE — 1.8%
Aetna 1.700%, 06/07/18	23,000,000	22,994,480
Pfizer 2.100%, 05/15/19	25,000,000	25,164,779

		48,159,259

INDUSTRIALS — 1.0%
General Electric 5.000%, VAR ICE LIBOR USD 3 Month+3.330%, 12/29/49	24,888,000	25,976,850

INFORMATION TECHNOLOGY — 3.0%
Apple 1.561%, VAR ICE LIBOR USD 3 Month+0.250%, 05/03/18	24,000,000	24,030,475

CORPORATE OBLIGATIONS — continued
	Face Amount/ Shares	Value

INFORMATION TECHNOLOGY — continued
Intel 3.300%, 10/01/21	$14,000,000	$14,621,351
1.350%, 12/15/17	25,000,000	25,000,364
Oracle 3.625%, 07/15/23	15,000,000	15,933,561

		79,585,751

TELECOMMUNICATION SERVICES — 1.7%
AT&T 2.375%, 11/27/18	27,000,000	27,145,916
1.400%, 12/01/17	20,000,000	20,000,000

		47,145,916

Total Corporate Obligations (Cost $516,279,172)		523,457,053

PREFERRED STOCK — 11.1%
ENERGY — 0.6%
Kinder Morgan, 9.750%	431,000	16,205,600

FINANCIALS — 8.6%
Bank of America, Ser D, 6.204%	1,040,612	26,910,226
Bank of America, Ser 5, 4.000% , VAR ICE LIBOR USD 3 Month+0.500%	1,100,506	25,938,927
BB&T, Ser D, 5.850%	1,089,173	27,926,396
JPMorgan Chase, Ser O, 5.500%	2,287,720	57,421,772
PNC Financial Services Group, Ser Q, 5.375%	793,996	20,286,598
US Bancorp, Ser B, 3.500% , VAR ICE LIBOR USD 3 Month+0.600%	1,574,298	36,397,769
Wells Fargo, 5.850% , VAR ICE LIBOR USD 3 Month+3.090%	1,331,420	36,267,881

		231,149,569

HEALTH CARE — 1.0%
Becton Dickinson, 6.125%	483,825	27,476,422

UTILITIES — 0.9%
DTE Energy, 6.500%	423,800	23,279,334

Total Preferred Stock (Cost $282,341,327)		298,110,925

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD INCOME OPPORTUNITY FUND
OCTOBER 31, 2017

U.S. GOVERNMENT AGENCY OBLIGATIONS — 6.5%
	Face Amount/ Shares	Value

FHLMC 2.375%, 01/13/22	$29,000,000	$29,415,541
1.750%, 05/30/19	31,500,000	31,581,270
1.375%, 05/01/20	27,000,000	26,791,074
1.000%, 12/15/17	25,000,000	24,995,050
0.875%, 03/07/18	36,000,000	35,956,620

		148,739,555

FNMA 0.875%, 05/21/18	25,000,000	24,937,825

Total U.S. Government Agency Obligations (Cost $173,561,734)		173,677,380

U.S. TREASURY OBLIGATION — 0.5%
U.S. Treasury Note 3.375%, 11/15/19 (Cost $12,525,982)	12,250,000	12,681,143

SHORT-TERM INVESTMENT — 12.5%
SEI Daily Income Trust, Government Fund, Cl F, 0.870% (B) (Cost $336,746,294)	336,746,308	336,746,294

Total Investments — 98.9% (Cost $2,279,478,336)		$2,653,525,921

Percentages are based upon Net Assets of $2,683,781,238.

*	Non-income producing security.

(A)	Securities considered Master Limited Partnerships. At October 31, 2017, these securities amounted $206,909,170 or 7.7% of Net Assets.

(B)	The rate reported is the 7-day effective yield as of October 31, 2017.

Cl – Class

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

ICE – Intercontinental Exchange

LIBOR – London Interbank Offered Rate

LP – Limited Partnership

MTN – Medium Term Note

Ser – Series

USD – U.S. Dollar

VAR — Variable Rate

The following is a summary of the inputs used as of October 31, 2017 when valuing the Fund’s investments:

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stock	$1,308,853,126	$—	$—	$1,308,853,126
Corporate Obligations	—	523,457,053	—	523,457,053
Preferred Stock	298,110,925	—	—	298,110,925
U.S. Government Agency Obligations	—	173,677,380	—	173,677,380
U.S. Treasury Obligation	—	12,681,143	—	12,681,143
Short-Term Investment	336,746,294	—	—	336,746,294

Total Investments in Securities	$1,943,710,345	$709,815,576	$—	$2,653,525,921

For the year ended October 31, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the year. For the year ended October 31, 2017, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD WORLDWIDE INCOME OPPORTUNITY FUND
OCTOBER 31, 2017

Sector Weightings (unaudited)†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 55.9%
	Shares	Value

BELGIUM — 2.8%
Anheuser-Busch InBev ADR	1,105	$135,672

CANADA — 0.9%
Enbridge	1,170	44,998

GERMANY — 1.0%
SAP ADR	435	49,677

JAPAN — 6.3%
Keyence	296	163,560
Nippon Telegraph & Telephone ADR	2,905	140,399

		303,959

NETHERLANDS — 2.0%
Royal Dutch Shell ADR, Cl A	1,580	99,587

SWITZERLAND — 2.6%
Novartis ADR	1,515	125,109

UNITED KINGDOM — 2.5%
Lloyds TSB Group PLC ADR	6,525	24,077
Vodafone Group PLC ADR	3,375	97,808

		121,885

UNITED STATES — 37.8%
Abbott Laboratories	880	47,722
Alexandria Real Estate Equities	400	49,584
Andeavor Logistics LP (A)	480	21,686
Bank of America	3,600	98,604
Becton Dickinson	490	102,249
Boeing	400	103,192
Booz Allen Hamilton Holding, Cl A	1,350	51,017
Boston Properties	840	101,791
Comcast, Cl A	3,205	115,476
Enterprise Products Partners LP (A)	2,910	71,295
General Dynamics	600	121,788

COMMON STOCK — continued
	Shares/ Face Amount	Value

UNITED STATES — continued
Hartford Financial Services Group	930	$51,197
Honeywell International	763	109,994
Johnson & Johnson	545	75,978
Microsoft	1,150	95,657
Occidental Petroleum	645	41,648
Oracle	2,390	121,651
Phillips 66 Partners LP (A)	705	35,539
Raytheon	785	141,457
Shell Midstream Partners LP (A)	1,240	31,508
Union Pacific	828	95,874
US Bancorp	2,390	129,968
Western Gas Partners LP (A)	477	22,844

		1,837,719

Total Common Stock (Cost $2,294,240)		2,718,606

CORPORATE OBLIGATIONS — 21.1%
AUSTRIA — 3.0%
Oesterreichische Kontrollbank 1.125%, 05/29/18	$148,000	147,692

CANADA — 0.8%
Canadian National Railway 5.850%, 11/15/17	38,000	38,059

GERMANY — 4.1%
Kreditanstalt fuer Wiederaufbau 0.875%, 04/19/18	148,000	147,541
Landwirtschaftliche Rentenbank 1.875%, 09/17/18	50,000	50,138

		197,679

SWITZERLAND — 1.6%
Novartis Securities Investment 5.125%, 02/10/19	76,000	79,171

UNITED KINGDOM — 4.3%
AstraZeneca 1.750%, 11/16/18	142,000	141,946
Lloyds Bank 1.750%, 05/14/18	65,000	65,059

		207,005

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD WORLDWIDE INCOME OPPORTUNITY FUND
OCTOBER 31, 2017

CORPORATE OBLIGATIONS — continued
	Face Amount/ Shares	Value

UNITED STATES — 7.3%
Bank of New York Mellon 4.950%, VAR ICE LIBOR USD 3 Month+3.420%, 12/31/49	$70,000	$73,150
General Electric 5.000%, VAR ICE LIBOR USD 3 Month+3.330%, 12/29/49	70,000	73,063
Goldman Sachs Group MTN 2.917%, VAR ICE LIBOR USD 3 Month+1.600%, 11/29/23	62,000	64,579
JPMorgan Chase 5.300%, VAR ICE LIBOR USD 3 Month+3.800%, 12/31/49	69,000	72,546
Wells Fargo 7.980%, VAR ICE LIBOR USD 3 Month+3.770%, 03/15/18	69,000	70,400

		353,738

Total Corporate Obligations (Cost $1,021,021)		1,023,344

PREFERRED STOCK — 6.2%
NETHERLANDS — 1.5%
Aegon, 6.375%	910	23,569
ING Groep, 6.375%	1,858	47,751

		71,320

UNITED STATES — 4.7%
BB&T, Ser E, 5.625%	935	23,880
Becton Dickinson, 6.125%	900	51,111
DTE Energy, 6.500%	900	49,437
Kinder Morgan, Ser A, 9.750%	975	36,660
US Bancorp, Ser B, 3.500%, VAR ICE LIBOR USD 3 Month+0.600%	1,484	34,310
Wells Fargo, 5.850%, VAR ICE LIBOR USD 3 Month+3.090%	1,285	35,003

		230,401

Total Preferred Stock (Cost $300,646)		301,721

SOVEREIGN DEBT — 3.1%
CANADA — 1.5%
Canada Government International Bond 1.125%, 03/19/18	70,000	69,910

SOVEREIGN DEBT — continued
	Face Amount/ Shares	Value

POLAND — 1.6%
Republic of Poland Government International Bond 5.125%, 04/21/21	$72,000	$78,608

Total Sovereign Debt (Cost $147,809)		148,518

EXCHANGE TRADED FUNDS — 2.6%
CANADA — 0.3%
iShares S&P/TSX Capped REIT Index ETF	1,035	13,005

JAPAN — 0.2%
Next Funds REIT Index ETF	790	12,124

NETHERLANDS — 1.1%
iShares European Property Yield UCITS ETF	1,115	52,244

UNITED STATES — 1.0%
iShares International Developed ETF	1,675	48,944

Total Exchange Traded Funds (Cost $119,865)		126,317

SHORT-TERM INVESTMENT — 9.7%
SEI Daily Income Trust, Government Fund, Cl F, 0.870% (B) (Cost $471,860)	471,860	471,860

Total Investments — 98.6% (Cost $4,355,441)		$4,790,366

Percentages are based upon Net Assets of $4,860,649.

*	Non-income producing security.

(A)	Securities considered Master Limited Partnerships. At October 31, 2017, these securities amounted to $182,872 or 3.8% of Net Assets.

(B)	The rate reported is the 7-day effective yield as of October 31, 2017.

ADR – American Depositary Receipt

Cl – Class

ETF – Exchange Traded Fund

ICE – Intercontinental Exchange

LIBOR – London Interbank Offered Rate

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD WORLDWIDE INCOME OPPORTUNITY FUND
OCTOBER 31, 2017

LP  – Limited Partnership

MTN – Medium Term Note

PLC – Public Limited Company

REIT – Real Estate Investment Trust

S&P – Standard & Poor’s

Ser – Series

TSX – Toronto Stock Exchange

UCITS – Undertakings for the Collective Investment of Transferable Securities

USD – U.S. Dollar

VAR – Variable Rate

The following is a summary of the inputs used as of October 31, 2017 when valuing the Fund’s investments:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$2,718,606	$—	$—	$2,718,606
Corporate Obligations	—	1,023,344	—	1,023,344
Preferred Stock	301,721	—	—	301,721
Sovereign Debt	—	148,518	—	148,518
Exchange Traded Funds	126,317	—	—	126,317
Short-Term Investment	471,860	—	—	471,860

Total Investments in Securities	$3,618,504	$1,171,862	$—	$4,790,366

For the year ended October 31, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the year. For the year ended October 31, 2017, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD GLOBAL EQUITY FUND
OCTOBER 31, 2017

Sector Weightings (unaudited)†:

SCHEDULE OF INVESTMENTS
COMMON STOCK — 98.6%
	Shares	Value

ARGENTINA — 1.1%
Tenaris	15,631	$213,941

AUSTRIA — 0.8%
Voestalpine	2,716	149,439

BELGIUM — 1.6%
Anheuser-Busch InBev	2,405	294,294

CHINA — 4.2%
China Resources Gas Group	58,997	215,905
CNOOC	161,899	220,392
CT Environmental Group	847,717	130,395
Lenovo Group	378,306	219,184

		785,876

EGYPT — 1.2%
Commercial International Bank Egypt	50,942	227,693

FRANCE — 6.7%
BNP Paribas	3,528	275,507
Capital Gemini	3,084	374,866
Schneider Electric	3,714	326,416
Total	4,584	255,610

		1,232,399

GERMANY — 6.1%
Gerresheimer	2,302	183,167
Hannover Rueckversicherung	2,033	254,967
Henkel & KGaA	2,159	272,428
SAP	3,618	411,800

		1,122,362

HONG KONG — 2.5%
AIA Group	30,409	228,806
Samsonite International	55,881	233,154

		461,960

COMMON STOCK — continued
	Shares	Value

JAPAN — 5.9%
Astellas Pharma	16,189	$214,776
Japan Tobacco	7,519	247,779
Keyence	579	319,938
Nippon Telegraph & Telephone	6,340	305,165

		1,087,658

JERSEY — 1.2%
Randgold Resources ADR	2,178	214,032

MEXICO — 1.4%
Genomma Lab Internacional, Cl B*	224,416	262,087

NETHERLANDS — 2.3%
ING Groep	12,968	239,577
Unilever	3,247	188,754

		428,331

PHILIPPINES — 1.3%
Ayala Land	292,507	244,687

SOUTH KOREA — 2.7%
Hanon Systems	20,195	234,333
Samsung Electronics	106	260,565

		494,898

SWITZERLAND — 2.8%
Roche Holding	1,111	256,689
UBS Group	15,134	257,580

		514,269

TAIWAN — 2.2%
Largan Precision	716	135,677
Taiwan Semiconductor Manufacturing	34,918	281,340

		417,017

THAILAND — 1.2%
Thai Union Group PLC NVDR	402,660	221,815

UNITED KINGDOM — 5.7%
BGEO Group PLC	6,917	327,049
Informa PLC	17,623	163,139
John Wood Group PLC	33,000	311,842
St. James’s Place PLC	15,856	247,865

		1,049,895

UNITED STATES — 47.7%
AGCO	2,190	150,168
AT&T	6,458	217,312

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD GLOBAL EQUITY FUND
OCTOBER 31, 2017

COMMON STOCK — continued
	Shares	Value

UNITED STATES — continued
Brighthouse Financial*	564	$35,069
Bristol-Myers Squibb	4,844	298,681
Capital One Financial	3,515	324,013
Caterpillar	1,174	159,429
Chubb	2,796	421,693
Dun & Bradstreet	3,646	425,962
ExxonMobil	1,708	142,362
Generac Holdings*	5,590	291,183
Hanesbrands	12,167	273,757
Honeywell International	3,908	563,377
Jones Lang LaSalle	2,099	271,799
JPMorgan Chase	6,171	620,864
Kraft Heinz	3,920	303,134
MetLife	5,400	289,332
Microsoft	5,514	458,655
Mondelez International, Cl A	6,554	271,532
Moody’s	3,741	532,756
Newell Brands	6,695	273,022
Omnicom Group	4,925	330,911
Raytheon	2,469	444,914
Ross Stores	3,646	231,485
Sabre	11,675	228,363
Schlumberger	4,283	274,112
Stanley Black & Decker	2,590	418,415
T. Rowe Price Group	1,740	161,646
Texas Instruments	4,371	422,632

		8,836,578

Total Common Stock (Cost $13,538,214)		18,259,231

SHORT-TERM INVESTMENT — 0.5%
SEI Daily Income Trust, Government Fund, Cl F, 0.870% (A) (Cost $85,145)	85,145	85,145

Total Investments — 99.1% (Cost $13,623,359)		$18,344,376

Percentages are based upon Net Assets of $18,510,043.

*	Non-income producing security.

(A)	The rate reported is the 7-day effective yield as of October 31, 2017.

ADR — American Depositary Receipt

Cl — Class

NVDR — Non-Voting Depositary Receipt

PLC — Public Limited Company

The following is a summary of the inputs used as of October 31, 2017, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2‡	Level 3	Total
Common Stock
Argentina	$213,941	$—	$—	$213,941
Austria	149,439	—	—	149,439
Belgium	294,294	—	—	294,294
China	785,876	—	—	785,876
Egypt	227,693	—	—	227,693
France	1,232,399	—	—	1,232,399
Germany	—	1,122,362	—	1,122,362
Hong Kong	461,960	—	—	461,960
Japan	1,087,658	—	—	1,087,658
Jersey	214,032	—	—	214,032
Mexico	262,087	—	—	262,087
Netherlands	428,331	—	—	428,331
Philippines	—	244,687	—	244,687
South Korea	494,898	—	—	494,898
Switzerland	514,269	—	—	514,269
Taiwan	417,017	—	—	417,017
Thailand	221,815	—	—	221,815
United Kingdom	1,049,895	—	—	1,049,895
United States	8,836,578	—	—	8,836,578

Total Common Stock	16,892,182	1,367,049	—	18,259,231

Short-Term Investment	85,145	—	—	85,145

Total Investments in Securities	$16,977,327	$1,367,049	$—	$18,344,376

‡	Represents securities trading primarily outside the United States, the values of which were adjusted as a result of scheduled market holidays on which these securities trade.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy during the reporting period. Changes in the classification between Levels 1 and 2 occur primarily when foreign equity securities are fair valued using other observable market based inputs in place of the closing exchange prices due to events occurring after foreign market closures or foreign market holidays. For the year ended October 31, 2017, there were transfers of $684,228 from Level 1 to Level 2 investments as a result of fair valuation of foreign equity securities. Transfers, if any, between levels are considered to have occurred as of the end of the year. For the year ended October 31, 2017, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD EMERGING MARKETS FUND
OCTOBER 31, 2017

Sector Weightings (unaudited)†:

SCHEDULE OF INVESTMENTS
COMMON STOCK — 83.2%
	Shares	Value

ARGENTINA — 1.1%
Tenaris ADR	140,958	$3,841,105

BRAZIL — 4.9%
Ambev	872,210	5,567,128
BB Seguridade Participacoes	571,249	4,821,381
Cielo	621,984	4,247,584
Grendene	305,586	2,559,550

		17,195,643

CHILE — 3.1%
Enel Americas	26,062,338	5,606,812
Enel Chile	46,320,114	5,399,464

		11,006,276

CHINA — 4.2%
CNOOC	4,580,527	6,235,445
Lenovo Group	6,183,763	3,582,768
NetEase ADR	17,796	5,017,048

		14,835,261

EGYPT — 1.4%
Commercial International Bank Egypt	1,112,175	4,971,027

HONG KONG — 13.4%
AIA Group	777,527	5,850,339
Anhui Conch Cement, Cl H	1,669,438	7,136,637
ASM Pacific Technology	333,252	4,848,373
BOC Hong Kong Holdings	1,196,846	5,699,340
China Overseas Land & Investment	1,517,747	4,922,065
China Resources Gas Group	1,384,992	5,068,516
China Resources Land	1,491,642	4,445,443
CT Environmental Group	24,999,127	3,845,329
Samsonite International	1,248,788	5,210,353

		47,026,395

COMMON STOCK — continued
	Shares	Value

INDIA — 1.2%
Reliance Industries GDR (A)	141,345	$4,056,601

INDONESIA — 5.3%
Bank Mandiri Persero	11,443,565	5,948,544
Media Nusantara Citra	42,971,081	4,942,665
Perusahaan Gas Negara Persero	25,061,624	3,400,066
Telekomunikasi Indonesia Persero	14,610,462	4,341,394

		18,632,669

MALAYSIA — 2.8%
British American Tobacco Malaysia	474,594	4,394,493
Public Bank	1,083,764	5,237,702

		9,632,195

MEXICO — 7.8%
Alsea	1,555,254	4,706,708
Fomento Economico Mexicano ADR	56,023	4,916,018
Genomma Lab Internacional, Cl B*	3,821,629	4,463,144
Grupo Aeroportuario del Centro Norte, Cl B	966,739	4,883,679
Kimberly-Clark de Mexico, Cl A	2,581,116	4,440,138
Wal-Mart de Mexico	1,794,796	4,018,029

		27,427,716

PERU — 1.5%
Credicorp	25,622	5,366,272

PHILIPPINES — 1.3%
Ayala Land	5,219,509	4,366,207

SOUTH AFRICA — 5.2%
AVI	659,502	4,601,529
Bidvest Group	355,749	4,315,159
MTN Group	463,559	4,025,189
Sanlam	1,016,153	5,081,214

		18,023,091

SOUTH KOREA — 7.7%
Coway	57,684	5,009,732
Hankook Tire	100,363	4,837,419
Hanon Systems	557,493	6,468,879
Korea Kolmar	66,778	4,935,260
Samsung Electronics	2,268	5,575,108

		26,826,398

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD EMERGING MARKETS FUND
OCTOBER 31, 2017

COMMON STOCK — continued
	Shares	Value

TAIWAN — 8.2%
Catcher Technology	601,295	$6,379,894
Giant Manufacturing	541,632	2,783,633
Largan Precision	29,077	5,509,874
Taiwan Semiconductor Manufacturing	848,210	6,834,166
Tripod Technology	1,984,643	7,304,344

		28,811,911

THAILAND — 6.3%
Central Pattana	1,779,907	4,259,561
Central Pattana NVDR	915,173	2,190,134
Kasikornbank NVDR	710,607	4,706,007
Siam Cement	122,342	1,797,197
Siam Cement NVDR	168,414	2,484,132
Thai Union Group NVDR	8,133,618	4,480,590
Tisco Financial Group NVDR	775,967	2,049,702

		21,967,323

TURKEY — 4.4%
Emlak Konut Gayrimenkul Yatirim Ortakligi	3,667,392	2,552,204
Enka Insaat ve Sanayi	3,438,678	5,212,109
TAV Havalimanlari Holding	915,783	4,555,318
Tupras Turkiye Petrol Rafinerileri	89,989	3,237,996

		15,557,627

UNITED KINGDOM — 3.4%
BGEO Group PLC	135,408	6,402,355
Randgold Resources	55,428	5,443,933

		11,846,288

Total Common Stock (Cost $254,751,800)		291,390,005

PREFERRED STOCK — 6.6%
BRAZIL — 6.6%
Banco Bradesco†	545,734	5,798,830
Lojas Americanas†	1,007,576	5,387,003
Petroleo Brasileiro*†	1,317,628	6,766,775
Vale†	551,327	5,050,980

Total Preferred Stock (Cost $14,836,710)		23,003,588

PARTICIPATORY NOTES — 4.9%
	Shares	Value

INDIA — 4.9%
JPMorgan (convertible to Bharat Forge) 04/22/2019	240,021	$2,552,989
JPMorgan (convertible to HCL Technologies) 09/14/2021*	270,315	3,535,862
JPMorgan (convertible to Reliance Industries) 05/22/2019	199,125	2,863,513
JPMorgan (convertible to Tata Consultancy Services) 12/28/2020	105,906	4,292,370
JPMorgan (convertible to Titan) 05/20/2019*	404,060	3,963,829

Total Equity Linked Notes (Cost $12,197,108)		17,208,563

EXCHANGE TRADED FUNDS — 3.0%
UNITED STATES — 3.0%
iShares MSCI India ETF	95,732	3,374,075
PowerShares India Portfolio	276,705	7,097,483

Total Exchange Traded Funds (Cost $9,663,574)		10,471,558

SHORT-TERM INVESTMENT — 3.0%
SEI Daily Income Trust, Government Fund, Cl F, 0.870% (B)
(Cost $10,378,948)	10,378,948	10,378,948

Total Investments — 100.7% (Cost $301,828,140)		$352,452,662

Percentages are based upon Net Assets of $350,174,034.

*	Non-income producing security.

†	Rate is not available.

(A)	Securities sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and maybe sold only to dealers in that program or other “accredited investors”. The total value of these securities at October 31, 2017 was $4,056,601 and represents 1.16% of Net Assets.

(B)	The rate reported is the 7-day effective yield as of October 31, 2017.

ADR – American Depositary Receipt

Cl – Class

ETF – Exchange Traded Fund

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD EMERGING MARKETS FUND
OCTOBER 31, 2017

GDR – Global Depositary Receipt

MSCI – Morgan Stanley Capital International

NVDR – Non-Voting Depositary Receipt

PLC – Public Limited Company

The following is a summary of the inputs used as of October 31, 2017, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2‡	Level 3	Total
Common Stock
Argentina	$3,841,105	$—	$—	$3,841,105
Brazil	17,195,643	—	—	17,195,643
Chile	11,006,276	—	—	11,006,276
China	14,835,261	—	—	14,835,261
Egypt	4,971,027	—	—	4,971,027
Hong Kong	47,026,395	—	—	47,026,395
India	4,056,601	—	—	4,056,601
Indonesia	18,632,669	—	—	18,632,669
Malaysia	9,632,195	—	—	9,632,195
Mexico	27,427,716	—	—	27,427,716
Peru	5,366,272	—	—	5,366,272
Philippines	—	4,366,207	—	4,366,207
South Africa	18,023,091	—	—	18,023,091
South Korea	26,826,398	—	—	26,826,398
Taiwan	28,811,911	—	—	28,811,911
Thailand	21,967,323	—	—	21,967,323
Turkey	15,557,627	—	—	15,557,627
United Kingdom	11,846,288	—	—	11,846,288

Total Common Stock	287,023,798	4,366,207	—	291,390,005

Preferred Stock	23,003,588	—	—	23,003,588
Participatory Notes
India	—	17,208,563	—	17,208,563
Exchange-Traded Funds	10,471,558	—	—	10,471,558
Short-Term Investment	10,378,948	—	—	10,378,948

Total Investments in Securities	$330,877,892	$21,574,770	$—	$352,452,662

‡	Represents securities trading primarily outside the United States, the values of which were adjusted as a result of scheduled market holidays on which these securities trade.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy during the reporting period. Changes in the classification between Levels 1 and 2 occur primarily when foreign equity securities are fair valued using other observable market based inputs in place of the closing exchange prices due to events occurring after foreign market closures or foreign market holidays. For the year ended October 31, 2017, there were no transfers between Level 1 and Level 2 investments. Transfers, if any, between levels are considered to have occurred as of the end of the year. For the year ended October 31, 2017, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SHORT DURATION HIGH YIELD FUND
OCTOBER 31, 2017

Sector Weightings (unaudited)†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
CORPORATE OBLIGATIONS — 98.1%
	Face Amount	Value

CONSUMER DISCRETIONARY — 16.9%
1011778 BC ULC 4.625%, 01/15/22 (A)	$305,000	$312,107
ADT 6.250%, 10/15/21	90,000	99,574
5.250%, 03/15/20	185,000	194,250
Ahern Rentals 7.375%, 05/15/23 (A)	150,000	137,250
Altice Financing 6.500%, 01/15/22 (A)	200,000	207,000
Altice Luxembourg 7.750%, 05/15/22 (A)	325,000	344,094
Altice US Finance I 5.375%, 07/15/23 (A)	255,000	265,838
AMC Entertainment Holdings 5.875%, 02/15/22	295,000	299,425
APX Group 7.875%, 12/01/22	175,000	188,781
6.375%, 12/01/19	102,000	103,785
Ashton Woods USA 6.875%, 02/15/21 (A)	96,000	98,520
AV Homes 6.625%, 05/15/22	255,000	264,805
Beazer Homes USA 8.750%, 03/15/22	225,000	250,020
5.750%, 06/15/19	55,000	57,681
Brunswick 4.625%, 05/15/21 (A)	135,000	137,380
Cable One 5.750%, 06/15/22 (A)	185,000	193,325
Cablevision Systems 8.000%, 04/15/20	305,000	337,788
CalAtlantic Group 6.625%, 05/01/20	210,000	231,000
Cequel Communications Holdings I 6.375%, 09/15/20 (A)	126,000	128,535
Clear Channel International BV 8.750%, 12/15/20 (A)	300,000	315,000

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

CONSUMER DISCRETIONARY — continued
Clear Channel Worldwide Holdings 7.625%, 03/15/20	$250,000	$249,688
CSC Holdings 10.125%, 01/15/23 (A)	275,000	314,875
8.625%, 02/15/19	155,000	166,044
DISH DBS 7.875%, 09/01/19	85,000	91,842
6.750%, 06/01/21	385,000	404,250
5.125%, 05/01/20	440,000	449,900
Eldorado Resorts 7.000%, 08/01/23	240,000	259,200
Herc Rentals 7.500%, 06/01/22 (A)	219,000	237,024
International Game Technology 6.250%, 02/15/22 (A)	300,000	329,910
5.625%, 02/15/20 (A)	200,000	211,750
KB Home 8.000%, 03/15/20	135,000	150,187
LIN Television 5.875%, 11/15/22	255,000	265,519
Live Nation Entertainment 5.375%, 06/15/22 (A)	100,000	103,750
M/I Homes 6.750%, 01/15/21	150,000	156,000
Mclaren Finance 5.750%, 08/01/22 (A)	210,000	216,132
Mediacom Broadband 6.375%, 04/01/23	159,000	165,360
5.500%, 04/15/21	121,000	123,722
Meritage Homes 7.150%, 04/15/20	145,000	159,137
MGM Resorts International 6.750%, 10/01/20	145,000	159,500
5.250%, 03/31/20	250,000	263,125
Midas Intermediate Holdco II 7.875%, 10/01/22 (A)	175,000	176,750
NCL 4.750%, 12/15/21 (A)	340,000	353,770
Nexstar Broadcasting 6.125%, 02/15/22 (A)	120,000	124,500
Party City Holdings 6.125%, 08/15/23 (A)	165,000	171,188
Penske Automotive Group 3.750%, 08/15/20	275,000	280,500
Prime Security Services Borrower 9.250%, 05/15/23 (A)	325,000	360,165
PulteGroup 4.250%, 03/01/21	215,000	223,869

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SHORT DURATION HIGH YIELD FUND
OCTOBER 31, 2017

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

CONSUMER DISCRETIONARY — continued
Regal Entertainment Group 5.750%, 03/15/22	$170,000	$175,950
Scientific Games International 10.000%, 12/01/22	165,000	182,520
7.000%, 01/01/22 (A)	495,000	523,462
Service International 4.500%, 11/15/20	250,000	252,500
SFR Group 6.000%, 05/15/22 (A)	200,000	208,500
Sinclair Television Group 6.125%, 10/01/22	125,000	128,906
Sirius XM Radio 3.875%, 08/01/22 (A)	180,000	183,375
TEGNA 6.375%, 10/15/23	240,000	254,700
Townsquare Media 6.500%, 04/01/23 (A)	210,000	212,362
TRI Pointe Group 4.375%, 06/15/19	100,000	102,625
Virgin Media Finance 6.375%, 04/15/23 (A)	200,000	208,500
William Lyon Homes 7.000%, 08/15/22	175,000	181,563
WMG Acquisition 6.750%, 04/15/22 (A)	210,000	221,235

		13,170,013

CONSUMER STAPLES — 2.0%
Avon International Operations 7.875%, 08/15/22 (A)	115,000	117,012
Carrols Restaurant Group 8.000%, 05/01/22	175,000	184,844
DS Services of America 10.000%, 09/01/21 (A)	154,000	162,501
Hearthside Group Holdings 6.500%, 05/01/22 (A)	300,000	306,750
HRG Group 7.875%, 07/15/19	330,000	333,300
JBS USA 8.250%, 02/01/20 (A)	210,000	211,837
Rite Aid 6.750%, 06/15/21	165,000	163,969
Spectrum Brands 6.625%, 11/15/22	112,000	116,422

		1,596,635

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

ENERGY — 13.0%
American Midstream Partners 8.500%, 12/15/21 (A)	$60,000	$62,100
Andeavor Logistics 6.125%, 10/15/21	240,000	247,800
5.500%, 10/15/19	100,000	105,250
Antero Resources 5.375%, 11/01/21	270,000	277,088
Archrock Partners 6.000%, 04/01/21	230,000	228,850
Blue Racer Midstream 6.125%, 11/15/22 (A)	410,000	427,425
Calumet Specialty Products Partners 11.500%, 01/15/21 (A)	240,000	276,300
Carrizo Oil & Gas 7.500%, 09/15/20	375,000	382,500
Chesapeake Energy 6.875%, 11/15/20	165,000	170,363
4.609%, VAR ICE LIBOR USD 3 Month+3.250%, 04/15/19	445,000	440,550
CONSOL Energy 5.875%, 04/15/22	225,000	229,500
Crestwood Midstream Partners 6.250%, 04/01/23	295,000	306,800
DCP Midstream Operating 5.350%, 03/15/20 (A)	155,000	161,587
4.750%, 09/30/21 (A)	175,000	180,250
2.700%, 04/01/19	200,000	198,750
Endeavor Energy Resources 8.125%, 09/15/23 (A)	90,000	96,750
7.000%, 08/15/21 (A)	105,000	108,806
Energy Transfer Equity 7.500%, 10/15/20	285,000	320,625
EP Energy 9.375%, 05/01/20	190,000	159,541
Extraction Oil & Gas 7.875%, 07/15/21 (A)	175,000	185,500
Forum Energy Technologies 6.250%, 10/01/21	230,000	229,425
Laredo Petroleum 7.375%, 05/01/22	145,000	150,981
Nabors Industries 9.250%, 01/15/19	70,000	74,375
5.000%, 09/15/20	110,000	111,100
4.625%, 09/15/21	165,000	159,357
Newfield Exploration 5.750%, 01/30/22	45,000	48,375

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SHORT DURATION HIGH YIELD FUND
OCTOBER 31, 2017

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

ENERGY — continued
NGL Energy Partners 6.875%, 10/15/21	$70,000	$70,350
5.125%, 07/15/19	200,000	200,000
Noble Holding International 4.900%, 08/01/20	150,000	147,000
Noble Holding US 7.500%, 03/15/19	100,000	103,250
NuStar Logistics 4.800%, 09/01/20	130,000	135,038
4.750%, 02/01/22	175,000	178,281
Oasis Petroleum 6.500%, 11/01/21	335,000	340,862
PDC Energy 7.750%, 10/15/22	190,000	198,075
Precision Drilling 6.625%, 11/15/20	83,707	84,544
6.500%, 12/15/21	110,000	111,100
Pride International 6.875%, 08/15/20	195,000	200,362
QEP Resources 6.875%, 03/01/21	80,000	85,000
6.800%, 03/01/20	100,000	104,250
Range Resources 5.750%, 06/01/21	210,000	216,279
Rice Energy 6.250%, 05/01/22	250,000	261,600
Rowan 7.875%, 08/01/19	115,000	123,913
Sanchez Energy 7.750%, 06/15/21	150,000	139,500
SESI 7.125%, 12/15/21	215,000	219,838
SM Energy 6.125%, 11/15/22	185,000	185,925
Summit Midstream Holdings 5.500%, 08/15/22	185,000	187,313
Targa Resources Partners 4.125%, 11/15/19	350,000	353,500
Transocean 9.000%, 07/15/23 (A)	170,000	184,450
Ultra Resources 6.875%, 04/15/22 (A)	80,000	80,800
Weatherford International 9.625%, 03/01/19	160,000	170,400
Whiting Petroleum 5.750%, 03/15/21	135,000	136,013
5.000%, 03/15/19	170,000	171,487

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

ENERGY — continued
Williams 7.875%, 09/01/21	$150,000	$176,250
WPX Energy
7.500%, 08/01/20	77,000	83,545
6.000%, 01/15/22	160,000	166,600

		10,155,473

FINANCIALS — 6.6%
Ally Financial 8.000%, 03/15/20	260,000	292,175
4.250%, 04/15/21	340,000	353,600
3.750%, 11/18/19	175,000	178,500
CIT Group 5.375%, 05/15/20	12,000	12,870
FBM Finance 8.250%, 08/15/21 (A)	375,000	398,906
Fiat Chrysler Automobiles 4.500%, 04/15/20	260,000	270,400
Hub Holdings 8.125% cash/8.875% PIK, 07/15/19 (A)	120,000	120,300
HUB International 7.875%, 10/01/21 (A)	300,000	312,249
Ladder Capital Finance Holdings LLLP 5.250%, 03/15/22 (A)	210,000	217,350
Nationstar Mortgage 9.625%, 05/01/19	320,000	330,000
6.500%, 07/01/21	310,000	313,275
Navient MTN 8.000%, 03/25/20	304,000	335,160
6.625%, 07/26/21	130,000	139,262
5.875%, 03/25/21	60,000	63,075
NewStar Financial 7.250%, 05/01/20	280,000	291,200
OneMain Financial Holdings 6.750%, 12/15/19 (A)	315,000	326,812
Solera 10.500%, 03/01/24 (A)	200,000	228,000
Springleaf Finance 7.750%, 10/01/21	150,000	168,563
6.900%, 12/15/17	165,000	165,627
6.000%, 06/01/20	200,000	209,750
5.250%, 12/15/19	405,000	418,163

		5,145,237

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SHORT DURATION HIGH YIELD FUND
OCTOBER 31, 2017

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

HEALTH CARE — 7.9%
Acadia Healthcare 6.125%, 03/15/21	$200,000	$204,500
Centene 4.750%, 05/15/22	140,000	146,650
CHS 8.000%, 11/15/19	170,000	161,925
7.125%, 07/15/20	295,000	255,913
5.125%, 08/01/21	295,000	286,888
DaVita 5.750%, 08/15/22	290,000	299,062
DJO Finco 8.125%, 06/15/21 (A)	165,000	157,575
HCA 7.500%, 02/15/22	140,000	158,900
6.500%, 02/15/20	430,000	463,325
HCA Healthcare 6.250%, 02/15/21	460,000	495,075
Jaguar Holding II 6.375%, 08/01/23 (A)	245,000	255,719
Kindred Healthcare 8.000%, 01/15/20	220,000	222,200
Kinetic Concepts 12.500%, 11/01/21 (A)	120,000	133,500
7.875%, 02/15/21 (A)	225,000	234,562
Mallinckrodt International Finance 4.875%, 04/15/20 (A)	170,000	169,788
Select Medical 6.375%, 06/01/21	280,000	288,050
Surgery Center Holdings 8.875%, 04/15/21 (A)	65,000	66,462
Tenet Healthcare 7.500%, 01/01/22 (A)	275,000	289,437
6.000%, 10/01/20	250,000	262,500
5.500%, 03/01/19	240,000	243,300
4.750%, 06/01/20	155,000	158,875
Universal Health Services 4.750%, 08/01/22 (A)	160,000	164,400
Universal Hospital Services 7.625%, 08/15/20	330,000	334,125
Valeant Pharmaceuticals International 6.500%, 03/15/22 (A)	205,000	217,300
6.375%, 10/15/20 (A)	101,000	100,369
5.375%, 03/15/20 (A)	180,000	177,075
Vizient 10.375%, 03/01/24 (A)	230,000	262,200

		6,209,675

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

INDUSTRIALS — 17.1%
AECOM 5.750%, 10/15/22	$230,000	$240,062
Air Canada 7.750%, 04/15/21 (A)	305,000	348,463
Aircastle 7.625%, 04/15/20	210,000	232,575
4.625%, 12/15/18	260,000	266,500
American Airlines Group 5.500%, 10/01/19 (A)	250,000	260,000
4.625%, 03/01/20 (A)	235,000	242,638
American Axle & Manufacturing 6.625%, 10/15/22	200,000	207,000
5.125%, 02/15/19	325,000	325,000
Ardagh Packaging Finance 6.000%, 06/30/21 (A)	200,000	205,750
ATS Automation Tooling Systems 6.500%, 06/15/23 (A)	210,000	219,975
BCD Acquisition 9.625%, 09/15/23 (A)	230,000	251,275
Bombardier 8.750%, 12/01/21 (A)	110,000	122,375
7.750%, 03/15/20 (A)	375,000	402,188
4.750%, 04/15/19 (A)	185,000	188,238
Century Communities 6.875%, 05/15/22	170,000	178,390
Clean Harbors 5.250%, 08/01/20	178,000	180,670
Cleaver-Brooks 8.750%, 12/15/19 (A)	230,000	235,463
Cloud Crane 10.125%, 08/01/24 (A)	60,000	67,800
CNH Industrial Capital 4.375%, 11/06/20	225,000	235,901
Continental Airlines, Ser 2012-3, Class C Pass Thru Certificates 6.125%, 04/29/18	215,000	218,160
Covanta Holding 6.375%, 10/01/22	235,000	242,638
CPG Merger 8.000%, 10/01/21 (A)	215,000	221,988
DAE Funding 4.500%, 08/01/22 (A)	175,000	177,406
EnPro Industries 5.875%, 09/15/22 (A)	315,000	329,569
FTI Consulting 6.000%, 11/15/22	145,000	149,727
Gates Global 6.000%, 07/15/22 (A)	205,000	210,894

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SHORT DURATION HIGH YIELD FUND
OCTOBER 31, 2017

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

INDUSTRIALS — continued
General Cable 5.750%, 10/01/22	$275,000	$281,875
GFL Environmental 9.875%, 02/01/21 (A)	185,000	197,256
5.625%, 05/01/22 (A)	125,000	129,687
Great Lakes Dredge & Dock 8.000%, 05/15/22	135,000	141,750
Griffon 5.250%, 03/01/22 (A)	210,000	213,087
Icahn Enterprises 6.250%, 02/01/22	260,000	271,700
6.000%, 08/01/20	315,000	324,844
4.875%, 03/15/19	260,000	261,300
IHO Verwaltungs 4.125% cash/4.875% PIK, 09/15/21 (A)	200,000	204,000
JB Poindexter 9.000%, 04/01/22 (A)	230,000	240,637
Kratos Defense & Security Solutions 7.000%, 05/15/19	300,000	304,875
Leonardo US Holdings 6.250%, 07/15/19 (A)	140,000	147,700
MasTec 4.875%, 03/15/23	260,000	266,500
Meritor 6.750%, 06/15/21	3,000	3,101
Moog 5.250%, 12/01/22 (A)	125,000	129,687
Navistar International 8.250%, 11/01/21	175,000	175,682
Nielsen Finance 5.000%, 04/15/22 (A)	235,000	242,050
Nielsen Luxembourg SARL 5.500%, 10/01/21 (A)	250,000	257,500
Ply Gem Industries 6.500%, 02/01/22	180,000	186,525
RR Donnelley & Sons 7.875%, 03/15/21	270,000	284,850
Shape Technologies Group 7.625%, 02/01/20 (A)	300,000	308,436
StandardAero Aviation Holdings 10.000%, 07/15/23 (A)	190,000	209,950
TI Group Automotive Systems 8.750%, 07/15/23 (A)	115,000	124,200
Titan International 6.875%, 10/01/20	355,000	365,650

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

INDUSTRIALS — continued
United Continental Holdings 6.000%, 12/01/20	$320,000	$347,200
Welbilt 9.500%, 02/15/24	145,000	165,844
WESCO Distribution 5.375%, 12/15/21	155,000	159,743
West 4.750%, 07/15/21 (A)	225,000	228,656
Xerium Technologies 9.500%, 08/15/21	340,000	349,248
XPO Logistics 6.500%, 06/15/22 (A)	425,000	445,867
Zachry Holdings 7.500%, 02/01/20 (A)	165,000	169,331
Zekelman Industries 9.875%, 06/15/23 (A)	235,000	265,550

		13,364,926

INFORMATION TECHNOLOGY — 7.7%
Alliance Data Systems MTN 6.375%, 04/01/20 (A)	185,000	186,850
5.875%, 11/01/21 (A)	285,000	294,975
Amkor Technology 6.625%, 06/01/21	54,000	55,080
6.375%, 10/01/22	330,000	340,313
Anixter 5.625%, 05/01/19	165,000	172,013
BMC Software Finance 8.125%, 07/15/21 (A)	150,000	153,562
CommScope 5.000%, 06/15/21 (A)	250,000	255,000
Dell International 7.125%, 06/15/24 (A)	215,000	237,306
5.875%, 06/15/21 (A)	420,000	439,857
EMC 2.650%, 06/01/20	315,000	311,231
First Data 7.000%, 12/01/23 (A)	390,000	417,308
Genesys Telecommunications Laboratories 10.000%, 11/30/24 (A)	230,000	259,612
Harland Clarke Holdings 8.375%, 08/15/22 (A)	90,000	94,500
6.875%, 03/01/20 (A)	90,000	92,925
Infor Software Parent 7.125% cash/7.875% PIK, 05/01/21 (A)	250,000	256,875

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SHORT DURATION HIGH YIELD FUND
OCTOBER 31, 2017

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

INFORMATION TECHNOLOGY — continued
Infor US 5.750%, 08/15/20 (A)	$185,000	$190,550
Microsemi 9.125%, 04/15/23 (A)	133,000	151,287
NCR 5.875%, 12/15/21	300,000	310,125
4.625%, 02/15/21	199,000	201,985
Qorvo 6.750%, 12/01/23	205,000	221,912
Sabre GLBL 5.375%, 04/15/23 (A)	140,000	146,837
TIBCO Software 11.375%, 12/01/21 (A)	290,000	316,825
Unisys 10.750%, 04/15/22 (A)	210,000	234,150
Veritas US 10.500%, 02/01/24 (A)	195,000	207,675
Western Digital 10.500%, 04/01/24	225,000	264,038
7.375%, 04/01/23 (A)	180,000	197,100

		6,009,891

MATERIALS — 14.0%
A Schulman 6.875%, 06/01/23	170,000	179,137
AK Steel 7.625%, 10/01/21	340,000	352,750
Aleris International 9.500%, 04/01/21 (A)	385,000	410,506
Allegheny Technologies 9.375%, 06/01/19	165,000	180,262
5.950%, 01/15/21	250,000	257,188
ArcelorMittal 6.000%, 03/01/21	145,000	158,775
5.750%, 08/05/20	270,000	292,950
ARD Finance 7.125% cash/7.875% PIK, 09/15/23	200,000	213,000
Ardagh Packaging Finance 4.250%, 09/15/22 (A)	200,000	206,000
Aruba Investments 8.750%, 02/15/23 (A)	170,000	173,400
Ball 4.375%, 12/15/20	185,000	194,250
Barminco Finance 6.625%, 05/15/22 (A)	115,000	112,700
Berry Global 5.125%, 07/15/23	215,000	225,750

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

MATERIALS — continued
Blue Cube Spinco 9.750%, 10/15/23	$170,000	$201,875
BlueScope Steel Finance 6.500%, 05/15/21 (A)	225,000	235,125
CF Industries 7.125%, 05/01/20	120,000	132,000
Chemours 6.625%, 05/15/23	235,000	249,100
Eco Services Operations 8.500%, 11/01/22 (A)	90,000	93,600
First Quantum Minerals 7.000%, 02/15/21 (A)	240,000	249,000
Freeport-McMoRan 6.500%, 11/15/20	175,000	178,281
3.100%, 03/15/20	200,000	200,250
2.300%, 11/14/17	110,000	110,000
GCP Applied Technologies 9.500%, 02/01/23 (A)	235,000	263,200
Graphic Packaging International 4.750%, 04/15/21	195,000	205,881
Greif 7.750%, 08/01/19	250,000	270,000
Hecla Mining 6.875%, 05/01/21	215,000	220,375
Hudbay Minerals 7.250%, 01/15/23 (A)	335,000	359,287
Huntsman International 4.875%, 11/15/20	165,000	173,250
Joseph T Ryerson & Son 11.000%, 05/15/22 (A)	160,000	180,800
Kraton Polymers 10.500%, 04/15/23 (A)	185,000	209,975
Lundin Mining 7.875%, 11/01/22 (A)	250,000	270,625
7.500%, 11/01/20 (A)	250,000	260,025
Mercer International 7.750%, 12/01/22	300,000	318,000
Multi-Color 6.125%, 12/01/22 (A)	240,000	250,200
New Gold 6.250%, 11/15/22 (A)	200,000	206,500
Northwest Acquisitions ULC 7.125%, 11/01/22 (A)	140,000	144,550
Nufarm Australia 6.375%, 10/15/19 (A)	200,000	203,500
Perstorp Holding 8.500%, 06/30/21 (A)	250,000	271,250

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SHORT DURATION HIGH YIELD FUND
OCTOBER 31, 2017

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

MATERIALS — continued
Platform Specialty Products 10.375%, 05/01/21 (A)	$245,000	$265,825
Prince Mineral Holding 11.500%, 12/15/19 (A)	215,000	221,988
Rain CII Carbon 8.250%, 01/15/21 (A)	245,000	252,656
Reynolds Group Issuer 5.125%, 07/15/23 (A)	155,000	161,371
4.859%, VAR ICE LIBOR USD 3 Month+3.500%, 07/15/21 (A) (B)	270,000	275,400
Sealed Air 6.500%, 12/01/20 (A)	150,000	165,562
Standard Industries 5.500%, 02/15/23 (A)	100,000	105,500
Steel Dynamics 5.125%, 10/01/21	175,000	179,594
Summit Materials 8.500%, 04/15/22	215,000	240,263
Teck Resources 4.750%, 01/15/22	200,000	211,000
Tembec Industries 9.000%, 12/15/19 (A)	160,000	163,760
United States Steel 8.375%, 07/01/21 (A)	260,000	283,725

		10,939,961

REAL ESTATE — 2.9%
GEO Group 5.875%, 01/15/22	200,000	206,750
GLP Capital 4.375%, 11/01/18	110,000	110,990
Iron Mountain 4.375%, 06/01/21 (A)	140,000	143,850
iStar 6.500%, 07/01/21	195,000	204,019
6.000%, 04/01/22	170,000	176,800
5.000%, 07/01/19	150,000	151,500
4.625%, 09/15/20	55,000	56,169
Realogy Group 5.250%, 12/01/21 (A)	225,000	232,875
4.500%, 04/15/19 (A)	190,000	194,275
RHP Hotel Properties 5.000%, 04/15/21	210,000	215,250
Sabra Health Care 5.500%, 02/01/21	225,000	232,031
Starwood Property Trust 5.000%, 12/15/21	175,000	183,313

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

REAL ESTATE — continued
Uniti Group 6.000%, 04/15/23 (A)	$145,000	$145,181

		2,253,003

TELECOMMUNICATION SERVICES — 7.3%
CenturyLink 6.450%, 06/15/21	310,000	327,084
6.150%, 09/15/19	180,000	188,775
5.625%, 04/01/20	145,000	151,163
Cogent Communications Group 5.375%, 03/01/22 (A)	240,000	253,500
Consolidated Communications 6.500%, 10/01/22	195,000	191,100
CSC Holdings 6.750%, 11/15/21	150,000	165,375
Frontier Communications 8.875%, 09/15/20	200,000	194,774
8.500%, 04/15/20	155,000	153,256
8.125%, 10/01/18	285,000	290,272
7.125%, 03/15/19	300,000	301,509
Inmarsat Finance 4.875%, 05/15/22 (A)	260,000	265,252
Level 3 Financing 5.375%, 08/15/22	250,000	257,570
SBA Communications 4.875%, 07/15/22	245,000	252,963
Sprint 7.250%, 09/15/21	345,000	376,050
Sprint Communications 11.500%, 11/15/21	60,000	75,150
9.250%, 04/15/22	120,000	147,000
7.000%, 08/15/20 (A)	810,000	874,482
T-Mobile USA 6.125%, 01/15/22	225,000	234,000
Wind Acquisition Finance 7.375%, 04/23/21 (A)	300,000	311,640
4.750%, 07/15/20 (A)	390,000	394,641
Windstream Services 7.750%, 10/15/20	390,000	328,050

		5,733,606

UTILITIES — 2.7%
AES 7.375%, 07/01/21	130,000	147,875
Calpine 6.000%, 01/15/22 (A)	250,000	258,125
Dynegy 6.750%, 11/01/19	338,000	350,252

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SHORT DURATION HIGH YIELD FUND
OCTOBER 31, 2017

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

UTILITIES — continued
Intelsat Jackson Holdings 8.000%, 02/15/24 (A)	$155,000	$164,300
NRG Energy 6.250%, 07/15/22	200,000	210,000
QualityTech 5.875%, 08/01/22	270,000	281,542
SoftBank Group 4.500%, 04/15/20 (A)	505,000	521,564
Talen Energy Supply 6.500%, 05/01/18	95,000	96,425
4.625%, 07/15/19 (A)	81,000	82,013

		2,112,096

Total Corporate Obligations (Cost $76,091,656)		76,690,516

Total Investments — 98.1% (Cost $76,091,656)		$76,690,516

Percentages are based upon Net Assets of $78,191,277.

(A)	Securities sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and maybe sold only to dealers in that program or other “accredited investors”. The total value of these securities at October 31, 2017 was $32,998,131 and represents 42.20% of Net Assets.

ICE – Intercontinental Exchange

LIBOR – London Interbank Offered Rate

LLLP – Limited Liability Limited Partnership

MTN – Medium Term Note

PIK – Payment in Kind

USD – U.S. Dollar

VAR – Variable Rate

As of October 31, 2017, all of the Fund’s investments were considered Level 2, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the year ended October 31, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the year ended October 31, 2017, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD OPPORTUNISTIC HIGH YIELD FUND
OCTOBER 31, 2017

Sector Weightings (unaudited)†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
CORPORATE OBLIGATIONS — 96.5%
	Face Amount	Value
CONSUMER DISCRETIONARY — 15.6%
Ahern Rentals 7.375%, 05/15/23 (A)	$35,000	$32,025
American Axle & Manufacturing 6.500%, 04/01/27 (A)	25,000	25,531
Ashton Woods USA 6.875%, 02/15/21 (A)	6,000	6,158
AV Homes 6.625%, 05/15/22	10,000	10,385
Beazer Homes USA 8.750%, 03/15/22	10,000	11,112
Brunswick 4.625%, 05/15/21 (A)	10,000	10,176
CBS Radio 7.250%, 11/01/24 (A)	10,000	10,463
CCO Holdings 5.875%, 05/01/27 (A)	15,000	15,708
5.500%, 05/01/26 (A)	5,000	5,125
5.375%, 05/01/25 (A)	5,000	5,188
5.125%, 05/01/27 (A)	15,000	15,150
Cedar Fair 5.375%, 04/15/27 (A)	5,000	5,281
Century Communities 5.875%, 07/15/25 (A)	5,000	5,050
CSC Holdings 10.875%, 10/15/25 (A)	9,000	11,025
10.125%, 01/15/23 (A)	10,000	11,450
5.250%, 06/01/24	2,000	1,991
Dana 6.000%, 09/15/23	5,000	5,269
Diamond Resorts International 7.750%, 09/01/23 (A)	10,000	10,800
DISH DBS 7.750%, 07/01/26	15,000	16,406
5.000%, 03/15/23	10,000	9,675
Herc Rentals 7.750%, 06/01/24 (A)	14,000	15,365

CORPORATE OBLIGATIONS — continued
	Face Amount	Value
CONSUMER DISCRETIONARY — continued
M/I Homes 5.625%, 08/01/25	$5,000	$5,081
Meritage Homes 6.000%, 06/01/25	10,000	10,750
MGM Resorts International 4.625%, 09/01/26	15,000	15,000
New Home 7.250%, 04/01/22	7,000	7,315
Party City Holdings 6.125%, 08/15/23 (A)	10,000	10,375
Penn National Gaming 5.625%, 01/15/27 (A)	10,000	10,350
Prime Security Services Borrower 9.250%, 05/15/23 (A)	10,000	11,082
PulteGroup 5.500%, 03/01/26	5,000	5,481
Ritchie Bros Auctioneers 5.375%, 01/15/25 (A)	10,000	10,525
Salem Media Group 6.750%, 06/01/24 (A)	5,000	5,225
Scientific Games International 10.000%, 12/01/22	5,000	5,531
6.625%, 05/15/21	5,000	5,169
5.000%, 10/15/25 (A)	5,000	5,075
SFR Group 7.375%, 05/01/26 (A)	10,000	10,750
Station Casinos 5.000%, 10/01/25 (A)	5,000	5,006
Time 5.750%, 04/15/22 (A)	15,000	15,131
Townsquare Media 6.500%, 04/01/23 (A)	35,000	35,394
Univision Communications 5.125%, 02/15/25 (A)	10,000	9,937
Viking Cruises 5.875%, 09/15/27 (A)	5,000	5,037
Weekley Homes 6.625%, 08/15/25 (A)	5,000	4,863
William Lyon Homes 7.000%, 08/15/22	15,000	15,562
Wolverine World Wide 5.000%, 09/01/26 (A)	10,000	9,988

		457,960

CONSUMER STAPLES — 2.3%
Carrols Restaurant Group 8.000%, 05/01/22	10,000	10,562

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD OPPORTUNISTIC HIGH YIELD FUND
OCTOBER 31, 2017

CORPORATE OBLIGATIONS — continued
	Face Amount	Value
CONSUMER STAPLES — continued
Clearwater Seafoods 6.875%, 05/01/25 (A)	$15,000	$15,862
Hearthside Group Holdings 6.500%, 05/01/22 (A)	20,000	20,450
Lamb Weston Holdings 4.875%, 11/01/26 (A)	10,000	10,513
Spectrum Brands 5.750%, 07/15/25	5,000	5,311
TreeHouse Foods 4.875%, 03/15/22	5,000	5,156

		67,854

ENERGY — 12.0%
Alta Mesa Holdings 7.875%, 12/15/24 (A)	5,000	5,450
American Midstream Partners 8.500%, 12/15/21 (A)	10,000	10,350
Antero Resources 5.000%, 03/01/25	10,000	10,150
Archrock Partners 6.000%, 04/01/21	15,000	14,925
Blue Racer Midstream 6.125%, 11/15/22 (A)	15,000	15,637
Bristow Group 6.250%, 10/15/22	15,000	10,706
Calumet Specialty Products Partners 11.500%, 01/15/21 (A)	10,000	11,512
7.625%, 01/15/22	10,000	9,800
Cheniere Energy Partners 5.250%, 10/01/25 (A)	5,000	5,150
Chesapeake Energy 6.625%, 08/15/20	5,000	5,137
4.875%, 04/15/22	5,000	4,625
Continental Resources 4.900%, 06/01/44	5,000	4,656
Crestwood Midstream Partners 6.250%, 04/01/23	10,000	10,400
Diamond Offshore Drilling 7.875%, 08/15/25	5,000	5,350
Exterran Energy Solutions 8.125%, 05/01/25 (A)	5,000	5,263
Extraction Oil & Gas 7.375%, 05/15/24 (A)	5,000	5,325
Forum Energy Technologies 6.250%, 10/01/21	5,000	4,987
Gulfport Energy 6.000%, 10/15/24	5,000	5,000

CORPORATE OBLIGATIONS — continued
	Face Amount	Value
ENERGY — continued
Jonah Energy 7.250%, 10/15/25 (A)	$5,000	$5,000
Legacy Reserves 6.625%, 12/01/21	5,000	3,181
Martin Midstream Partners 7.250%, 02/15/21	10,000	10,175
Nabors Industries 5.500%, 01/15/23	10,000	9,538
Newfield Exploration 5.625%, 07/01/24	10,000	10,813
NGL Energy Partners 7.500%, 11/01/23	5,000	4,988
Noble Holding International 7.700%, 04/01/25	5,000	4,350
Oasis Petroleum 6.500%, 11/01/21	5,000	5,088
PBF Holding 7.250%, 06/15/25 (A)	5,000	5,169
Pioneer Energy Services 6.125%, 03/15/22	15,000	12,750
Precision Drilling 6.625%, 11/15/20	5,979	6,039
QEP Resources 6.875%, 03/01/21	5,000	5,313
5.250%, 05/01/23	10,000	9,875
Range Resources 4.875%, 05/15/25	10,000	9,650
Resolute Energy 8.500%, 05/01/20	10,000	10,150
Rex Energy 8.000%, 10/01/20	30,000	11,400
SESI 7.750%, 09/15/24 (A)	10,000	10,350
7.125%, 12/15/21	5,000	5,113
SM Energy 6.500%, 11/15/21	10,000	10,100
Southwestern Energy 6.700%, 01/23/25	15,000	15,337
Summit Midstream Holdings 5.500%, 08/15/22	5,000	5,062
Transocean 9.000%, 07/15/23 (A)	10,000	10,850
Ultra Resources 6.875%, 04/15/22 (A)	5,000	5,050
Weatherford International 8.250%, 06/15/23	15,000	15,075
7.750%, 06/15/21	5,000	5,150

		349,989

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD OPPORTUNISTIC HIGH YIELD FUND
OCTOBER 31, 2017

CORPORATE OBLIGATIONS — continued
	Face Amount	Value
FINANCIALS — 5.9%
Alliant Holdings Intermediate 8.250%, 08/01/23 (A)	$5,000	$5,325
Ally Financial 8.000%, 11/01/31	10,000	13,225
5.125%, 09/30/24	10,000	10,950
FirstCash 5.375%, 06/01/24 (A)	10,000	10,447
Hub Holdings 8.125% cash/8.875% PIK, 07/15/19 (A)	10,000	10,025
HUB International 7.875%, 10/01/21 (A)	15,000	15,612
Icahn Enterprises 6.750%, 02/01/24	5,000	5,294
Ladder Capital Finance Holdings LLLP 5.250%, 10/01/25 (A)	5,000	4,981
Liberty Mutual Group 7.800%, 03/15/37 (A)	10,000	12,675
LPL Holdings 5.750%, 09/15/25 (A)	5,000	5,200
Nationstar Mortgage 6.500%, 07/01/21	10,000	10,150
Navient 6.625%, 07/26/21	5,000	5,356
5.875%, 03/25/21	10,000	10,513
NewStar Financial 7.250%, 05/01/20	10,000	10,400
NFP 6.875%, 07/15/25 (A)	5,000	5,200
OneMain Financial Holdings 7.250%, 12/15/21 (A)	10,000	10,400
Quicken Loans
5.750%, 05/01/25 (A)	10,000	10,600
Solera 10.500%, 03/01/24 (A)	10,000	11,400
Springleaf Finance 8.250%, 12/15/20	5,000	5,638

		173,391

HEALTH CARE — 7.6%
BioScrip 8.875%, 02/15/21	5,000	4,612
CHS 8.000%, 11/15/19	10,000	9,525
7.125%, 07/15/20	5,000	4,337
6.875%, 02/01/22	15,000	10,856

CORPORATE OBLIGATIONS — continued
	Face Amount	Value
HEALTH CARE — continued
DJO Finance 10.750%, 04/15/20	$5,000	$4,400
Envision Healthcare 6.250%, 12/01/24 (A)	5,000	5,194
HCA 7.500%, 02/15/22	10,000	11,350
5.875%, 02/15/26	10,000	10,513
5.500%, 06/15/47	5,000	5,088
5.250%, 06/15/26	5,000	5,319
5.000%, 03/15/24	5,000	5,269
Hill-Rom Holdings 5.750%, 09/01/23 (A)	15,000	15,788
Kinetic Concepts 12.500%, 11/01/21 (A)	5,000	5,563
Ortho-Clinical Diagnostics 6.625%, 05/15/22 (A)	5,000	5,006
Select Medical 6.375%, 06/01/21	12,000	12,345
SP Finco 6.750%, 07/01/25 (A)	5,000	4,562
Tenet Healthcare 8.125%, 04/01/22	5,000	5,025
4.625%, 07/15/24 (A)	10,000	9,837
Universal Hospital Services 7.625%, 08/15/20	25,000	25,313
Valeant Pharmaceuticals International 7.500%, 07/15/21 (A)	15,000	14,756
7.000%, 03/15/24 (A)	10,000	10,825
6.375%, 10/15/20 (A)	7,000	6,956
6.125%, 04/15/25 (A)	15,000	12,600
Vizient 10.375%, 03/01/24 (A)	15,000	17,100

		222,139

INDUSTRIALS — 22.3%
ACCO Brands 5.250%, 12/15/24 (A)	15,000	15,544
AECOM 5.125%, 03/15/27	25,000	25,719
Airxcel 8.500%, 02/15/22 (A)	10,000	10,600
APX Group 8.750%, 12/01/20	5,000	5,125
Ardagh Packaging Finance 7.250%, 05/15/24 (A)	10,000	10,987
ATS Automation Tooling Systems 6.500%, 06/15/23 (A)	20,000	20,950

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD OPPORTUNISTIC HIGH YIELD FUND
OCTOBER 31, 2017

CORPORATE OBLIGATIONS — continued
	Face Amount	Value
INDUSTRIALS — continued
BCD Acquisition 9.625%, 09/15/23 (A)	$10,000	$10,925
Big River Steel 7.250%, 09/01/25 (A)	7,000	7,507
Brand Industrial Services 8.500%, 07/15/25 (A)	20,000	21,150
Century Communities 6.875%, 05/15/22	30,000	31,480
Cleaver-Brooks 8.750%, 12/15/19 (A)	15,000	15,356
Cloud Crane 10.125%, 08/01/24 (A)	10,000	11,300
CPG Merger 8.000%, 10/01/21 (A)	25,000	25,812
EnPro Industries 5.875%, 09/15/22	20,000	20,925
FTI Consulting 6.000%, 11/15/22	12,000	12,391
FXI Holdings 7.875%, 11/01/24 (A)	5,000	5,069
Gates Global 6.000%, 07/15/22 (A)	25,000	25,719
General Cable 5.750%, 10/01/22	25,000	25,625
GFL Environmental 5.625%, 05/01/22 (A)	5,000	5,188
Great Lakes Dredge & Dock 8.000%, 05/15/22	5,000	5,250
H&E Equipment Services 5.625%, 09/01/25 (A)	5,000	5,281
International Wire Group 10.750%, 08/01/21 (A)	5,000	4,563
JPW Industries Holding 9.000%, 10/01/24 (A)	5,000	5,250
Kratos Defense & Security Solutions 7.000%, 05/15/19	10,000	10,163
MasTec 4.875%, 03/15/23	30,000	30,750
Meritor 6.750%, 06/15/21	10,000	10,338
6.250%, 02/15/24	5,000	5,344
Moog 5.250%, 12/01/22 (A)	15,000	15,563
Navistar International 8.250%, 11/01/21	30,000	30,117
NCI Building Systems 8.250%, 01/15/23 (A)	15,000	16,069

CORPORATE OBLIGATIONS — continued
	Face Amount	Value
INDUSTRIALS — continued
Park-Ohio Industries 6.625%, 04/15/27	$11,000	$11,935
Quad 7.000%, 05/01/22	30,000	31,050
Shape Technologies Group 7.625%, 02/01/20 (A)	20,000	20,562
StandardAero Aviation Holdings 10.000%, 07/15/23 (A)	15,000	16,575
TI Group Automotive Systems 8.750%, 07/15/23 (A)	8,000	8,640
Titan International 6.875%, 10/01/20	15,000	15,450
Wabash National 5.500%, 10/01/25 (A)	10,000	10,201
Welbilt 9.500%, 02/15/24	10,000	11,437
Xerium Technologies 9.500%, 08/15/21	25,000	25,680
XPO CNW 6.700%, 05/01/34	10,000	9,950
XPO Logistics 6.500%, 06/15/22 (A)	25,000	26,227
Zachry Holdings 7.500%, 02/01/20 (A)	5,000	5,131
Zekelman Industries 9.875%, 06/15/23 (A)	12,000	13,560

		652,458

INFORMATION TECHNOLOGY — 10.1%
Advanced Micro Devices 7.000%, 07/01/24	20,000	21,150
BMC Software Finance 8.125%, 07/15/21 (A)	20,000	20,475
Change Healthcare Holdings 5.750%, 03/01/25 (A)	10,000	10,225
CURO Financial Technologies 12.000%, 03/01/22 (A)	5,000	5,475
Dell 6.500%, 04/15/38	10,000	10,175
Dell International 7.125%, 06/15/24 (A)	15,000	16,556
Genesys Telecommunications Laboratories 10.000%, 11/30/24 (A)	17,000	19,189
GTT Communications 7.875%, 12/31/24	3,000	3,199
Harland Clarke Holdings 9.250%, 03/01/21 (A)	5,000	5,100
8.375%, 08/15/22 (A)	5,000	5,250

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD OPPORTUNISTIC HIGH YIELD FUND
OCTOBER 31, 2017

CORPORATE OBLIGATIONS — continued
	Face Amount	Value
INFORMATION TECHNOLOGY — continued
Infor Software Parent 7.125% cash/7.875% PIK, 05/01/21 (A)	$15,000	$15,413
Infor US 6.500%, 05/15/22	5,000	5,212
Leidos 5.500%, 07/01/33	10,000	9,974
Match Group 6.375%, 06/01/24	5,000	5,431
Microsemi 9.125%, 04/15/23 (A)	6,000	6,825
Open Text 5.875%, 06/01/26 (A)	20,000	21,675
Qorvo 7.000%, 12/01/25	20,000	22,781
Rackspace Hosting 8.625%, 11/15/24 (A)	15,000	15,797
RP Crown Parent 7.375%, 10/15/24 (A)	10,000	10,400
TIBCO Software 11.375%, 12/01/21 (A)	15,000	16,387
TTM Technologies 5.625%, 10/01/25 (A)	5,000	5,100
Unisys 10.750%, 04/15/22 (A)	10,000	11,150
WEX 4.750%, 02/01/23 (A)	30,000	30,750
Zebra Technologies 7.250%, 10/15/22	3,000	3,169

		296,858

MATERIALS — 12.6%
A Schulman 6.875%, 06/01/23	10,000	10,537
Aleris International 9.500%, 04/01/21 (A)	5,000	5,331
7.875%, 11/01/20	5,000	4,990
Allegheny Technologies 7.875%, 08/15/23	20,000	21,925
ArcelorMittal 7.500%, 10/15/39	10,000	12,488
Aruba Investments 8.750%, 02/15/23 (A)	15,000	15,300
Barminco Finance 6.625%, 05/15/22 (A)	5,000	4,900
BlueScope Steel Finance 6.500%, 05/15/21 (A)	5,000	5,225
BWAY Holding 7.250%, 04/15/25 (A)	10,000	10,375

CORPORATE OBLIGATIONS — continued
	Face Amount	Value
MATERIALS — continued
Freeport-McMoRan 5.450%, 03/15/43	$10,000	$9,400
4.550%, 11/14/24	15,000	14,970
Hecla Mining 6.875%, 05/01/21	15,000	15,375
IAMGOLD 7.000%, 04/15/25 (A)	5,000	5,250
Joseph T Ryerson & Son 11.000%, 05/15/22 (A)	5,000	5,650
Kraton Polymers 10.500%, 04/15/23 (A)	5,000	5,675
Neenah Paper 5.250%, 05/15/21 (A)	25,000	25,500
Northwest Acquisitions ULC 7.125%, 11/01/22 (A)	5,000	5,163
Nufarm Australia 6.375%, 10/15/19 (A)	5,000	5,088
Owens-Brockway Glass Container 6.375%, 08/15/25 (A)	10,000	11,300
Plastipak Holdings 6.250%, 10/15/25 (A)	5,000	5,099
Platform Specialty Products 10.375%, 05/01/21 (A)	10,000	10,850
6.500%, 02/01/22 (A)	15,000	15,544
Prince Mineral Holding 11.500%, 12/15/19 (A)	20,000	20,650
Rain CII Carbon 7.250%, 04/01/25 (A)	20,000	21,650
Rayonier AM Products 5.500%, 06/01/24 (A)	3,000	2,910
Reynolds Group Issuer 5.750%, 10/15/20	15,000	15,263
Sealed Air 6.875%, 07/15/33 (A)	15,000	17,437
6.500%, 12/01/20 (A)	10,000	11,038
Teck Resources 6.250%, 07/15/41	15,000	17,132
TMS International 7.250%, 08/15/25 (A)	5,000	5,212
Trinseo Materials Operating SCA 5.375%, 09/01/25 (A)	5,000	5,262
Tronox Finance 7.500%, 03/15/22 (A)	5,000	5,244
5.750%, 10/01/25 (A)	5,000	5,219
US Concrete 6.375%, 06/01/24	10,000	10,750
Venator Finance Sarl 5.750%, 07/15/25 (A)	5,000	5,287

		368,989

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD OPPORTUNISTIC HIGH YIELD FUND
OCTOBER 31, 2017

CORPORATE OBLIGATIONS — continued
	Face Amount	Value
REAL ESTATE — 2.0%
CTR Partnership 5.250%, 06/01/25	$10,000	$10,275
ESH Hospitality 5.250%, 05/01/25 (A)	15,000	15,506
GLP Capital 5.375%, 04/15/26	5,000	5,413
iStar 5.250%, 09/15/22	5,000	5,125
Kennedy-Wilson 5.875%, 04/01/24	20,000	20,750

		57,069

TELECOMMUNICATION SERVICES — 4.9%
CenturyLink 7.500%, 04/01/24	10,000	10,625
Cincinnati Bell 7.000%, 07/15/24 (A)	5,000	4,987
CSC Holdings 6.750%, 11/15/21	5,000	5,513
Frontier Communications 10.500%, 09/15/22	10,000	8,725
8.500%, 04/15/20	5,000	4,944
Inmarsat Finance 6.500%, 10/01/24 (A)	5,000	5,384
4.875%, 05/15/22 (A)	10,000	10,202
Intelsat Jackson Holdings 7.250%, 10/15/20	5,000	4,811
Level 3 Financing 5.250%, 03/15/26	10,000	10,335
Sprint 7.625%, 02/15/25	5,000	5,481
7.125%, 06/15/24	30,000	32,428
Sprint Capital 8.750%, 03/15/32	20,000	24,250
T-Mobile USA 6.500%, 01/15/26	10,000	11,064
Videotron 5.125%, 04/15/27 (A)	5,000	5,256

		144,005

UTILITIES — 1.2%
Calpine 5.500%, 02/01/24	10,000	9,575
Dynegy 8.000%, 01/15/25 (A)	5,000	5,463
7.625%, 11/01/24	5,000	5,462
6.750%, 11/01/19	4,000	4,145

CORPORATE OBLIGATIONS — continued
	Face Amount/ Shares/Number of Warrants	Value
UTILITIES — continued
NRG Energy 7.250%, 05/15/26	$5,000	$5,419
6.625%, 01/15/27	5,000	5,325

		35,389

Total Corporate Obligations (Cost $2,733,451)		2,826,101

COMMON STOCK — 0.6%
ENERGY — 0.6%
Approach Resources*	3,520	8,202
Comstock Resources*	221	1,043
Halcon Resources*	321	2,112
Light Tower Rentals (B)*	5	3,297
Rex Energy*	15	28
SandRidge Energy*	108	2,027

Total Common Stock (Cost $29,304)		16,709

WARRANTS — 0.0%
Comstock Resources, Expires 06/15/20*	28	132
Halcon Resources, Expires 09/09/20*	87	35

Total Warrants (Cost $–)		167

Total Investments — 97.1% (Cost $2,762,755)		$2,842,977

Percentages are based upon Net Assets of $2,927,035.

*	Non-income producing security.

(A)	Securities sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and maybe sold only to dealers in that program or other “accredited investors”. The total value of these securities at October 31, 2017 was $1,517,669 and represents 51.85% of Net Assets.

(B)	Level 3 security in accordance with fair value hierarchy.

LLLP – Limited Liability Limited Partnership

PIK — Payment in Kind

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD OPPORTUNISTIC HIGH YIELD FUND
OCTOBER 31, 2017

The following is a summary of the inputs used as of October 31, 2017 when valuing the Fund’s investments:

Investments in Securities	Level 1	Level 2	Level 3(1)	Total

Corporate Obligations	$—	$2,826,101	$—	$2,826,101
Common Stock	13,412	—	3,297	16,709
Warrants	35	132	—	167

Total Investments in Securities	$13,447	$2,826,233	$3,297	$2,842,977

(1)	A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to the net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

For the year ended October 31, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD MARKET NEUTRAL INCOME FUND
OCTOBER 31, 2017

Sector Weightings (unaudited)†:
	Long	Short	Net
Convertible Bonds	99.7%	0.0%	99.7%
Short-Term Investment	0.3	0.0	0.3
Industrials	0.0	(0.2)	(0.2)
Materials	0.0	(0.6)	(0.6)
Financial Services	0.0	(1.8)	(1.8)
Consumer Discretionary	0.0	(4.2)	(4.2)
Information Technology	0.0	(6.4)	(6.4)
Health Care	0.0	(6.6)	(6.6)

Total Investments			80.2

Other Assets and Liabilities, Net			19.8

			100.0%

†	Percentages are based on total investments. Purchased and written options are excluded.

SCHEDULE OF INVESTMENTS
CONVERTIBLE BONDS — 98.0%
	Face Amount (1)	Value

CANADA — 1.6%
SSR Mining 2.875%, 02/01/33	500,000	$490,313

CHINA — 8.9%
Cosmos Boom Investment 0.500%, 06/23/20	1,000,000	992,000
Ctrip.com International 1.990%, 07/01/25 (A)	950,000	1,099,031
Vipshop Holdings 1.500%, 03/15/19	400,000	391,750
Weibo 1.250%, 11/15/22 (B)	250,000	260,625

		2,743,406

GREECE — 1.4%
FF Group Finance Luxembourg 1.750%, 07/03/19	EUR 400,000	452,544

HONG KONG — 5.2%
China Overseas Finance Investment Cayman V 0.000%, 01/05/23 (C)	800,000	850,000
PB Issuer No. 4 3.250%, 07/03/21	500,000	499,250
Shine Power International 0.973%, 07/28/19 (C)	HKD 2,000,000	248,673

		1,597,923

IRELAND — 1.1%
Corsicanto II Designated Activity 3.500%, 01/15/47 (A) (B)	300,000	349,875

JAPAN — 2.9%
Shizuoka Bank 1.920%, 04/25/18 (C)	900,000	889,875

CONVERTIBLE BONDS — continued
	Face Amount (1)	Value

MEXICO — 3.4%
America Movil BV 5.500%, 09/17/18	EUR 500,000	$521,270
Cemex 3.750%, 03/15/18	500,000	529,687

		1,050,957

NORWAY — 0.4%
Ship Finance International 3.250%, 02/01/18 (A)	120,000	133,875

SINGAPORE — 1.8%
CapitaLand 1.850%, 06/19/20	SGD 750,000	547,328

SOUTH AFRICA — 2.6%
Brait 2.750%, 09/18/20	GBP 500,000	610,283
Steinhoff Finance Holdings GmbH 1.250%, 08/11/22	EUR 200,000	211,439

		821,722

SOUTH KOREA — 1.3%
Hyundai Heavy Industries 0.759%, 06/29/20 (C)	400,000	391,000

SPAIN — 1.1%
Sacyr 4.000%, 05/08/19	EUR 300,000	349,367

TAIWAN — 0.8%
TPK Holding 0.000%, 04/08/20 (C)	250,000	256,875

UNITED ARAB EMIRATES — 1.4%
Aabar Investments PJSC MTN 0.500%, 03/27/20	EUR 400,000	426,638

UNITED KINGDOM — 6.6%
Balfour Beatty Finance No. 2 1.875%, 12/03/18	GBP 300,000	397,945
Carillion Finance Jersey 2.500%, 12/19/19	GBP 300,000	266,957
Helical Bar Jersey 4.000%, 06/17/19	GBP 200,000	264,633
Market Tech Holdings 2.000%, 03/31/20	GBP 200,000	277,914
PT Jersey 0.500%, 11/19/19	EUR 200,000	297,969
St. Modwen Properties Securities Jersey 2.875%, 03/06/19	GBP 400,000	532,586

		2,038,004

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD MARKET NEUTRAL INCOME FUND
OCTOBER 31, 2017

CONVERTIBLE BONDS — continued
	Face Amount (1)	Value

UNITED STATES — 57.5%
Akamai Technologies 1.995%, 02/15/19 (C)	600,000	$589,500
Arbor Realty Trust 6.500%, 10/01/19	300,000	317,437
BioMarin Pharmaceutical 0.750%, 10/15/18	200,000	210,875
Brookdale Senior Living 2.750%, 06/15/18	250,000	248,750
CalAtlantic Group 1.625%, 05/15/18	500,000	786,250
0.250%, 06/01/19	100,000	100,250
Cardtronics 1.000%, 12/01/20	600,000	553,500
Ciena 3.750%, 10/15/18 (A)	200,000	236,500
Citrix Systems 0.500%, 04/15/19 (A)	700,000	858,375
Cowen 3.000%, 03/15/19 (A)	500,000	508,750
Dermira 3.000%, 05/15/22 (A) (B)	500,000	542,187
Electronics For Imaging 0.750%, 09/01/19	575,000	560,625
Encore Capital Group 3.250%, 03/15/22 (A) (B)	200,000	237,750
EZCORP 2.125%, 06/15/19	320,000	316,800
FireEye 1.000%, 06/01/35	500,000	472,500
Gogo 3.750%, 03/01/20	500,000	441,250
IAS Operating Partnership 5.000%, 03/15/18 (B)	150,000	151,687
Iconix Brand Group 1.500%, 03/15/18	375,000	251,250
Insulet 2.000%, 06/15/19 (A)	150,000	195,187
InterDigital 1.500%, 03/01/20 (A)	1,200,000	1,401,750
Invacare 4.500%, 06/01/22 (A) (B)	500,000	592,812
KB Home 1.375%, 02/01/19	400,000	448,750
Medicines Company 2.500%, 01/15/22	1,050,000	1,141,875
NuVasive 2.250%, 03/15/21	500,000	578,750

CONVERTIBLE BONDS — continued
	Face Amount (1)/ Shares	Value

UNITED STATES — continued
Old Republic International 3.750%, 03/15/18 (A)	150,000	$196,969
PDL BioPharma 4.000%, 02/01/18	70,000	70,088
2.750%, 12/01/21 (A)	150,000	152,625
PennyMac 5.375%, 05/01/20	500,000	493,750
PRA Group 3.000%, 08/01/20	400,000	364,750
PROS Holdings 2.000%, 06/01/47 (A) (B)	500,000	435,000
Redwood Trust 4.625%, 04/15/18 (A)	400,000	402,000
Resource Capital 6.000%, 12/01/18	400,000	406,500
Restoration Hardware Holdings 8.790%, 06/15/19 (B) (C)	300,000	290,625
RWT Holdings 5.625%, 11/15/19	150,000	152,438
Shutterfly 0.250%, 05/15/18	500,000	494,063
SolarCity 2.750%, 11/01/18 (A)	100,000	99,813
1.625%, 11/01/19	1,000,000	943,125
Spirit Realty Capital 2.875%, 05/15/19	250,000	249,688
SunPower 0.750%, 06/01/18	150,000	145,313
Synchronoss Technologies 0.750%, 08/15/19	200,000	186,875
Twitter 0.250%, 09/15/19	700,000	663,250
VEREIT 3.000%, 08/01/18	300,000	300,750

		17,790,982

Total Convertible Bonds (Cost $30,045,944)		30,330,684

SHORT-TERM INVESTMENT — 0.3%
SEI Daily Income Trust, Government Fund, Cl F, 0.870% (D) (Cost $83,448)	83,448	83,448

Total Investments — 98.3% (Cost $30,129,392)		$30,414,132

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD MARKET NEUTRAL INCOME FUND
OCTOBER 31, 2017

SCHEDULE OF SECURITIES SOLD SHORT
COMMON STOCK — (19.5)%
	Shares/ Contracts	Value

CHINA — (1.5)%
Ctrip.com International ADR*	(9,900)	$(474,111)

MEXICO — (0.6)%
Cemex ADR*	(23,400)	(189,774)

NORWAY — (0.2)%
Ship Finance International	(4,380)	(65,262)

UNITED KINGDOM — (0.6)%
Playtech*	(14,500)	(189,387)

UNITED STATES — (16.6)%
Amarin ADR*	(61,800)	(210,120)
AmTrust Financial Services	(100)	(1,256)
BioMarin Pharmaceutical*	(1,200)	(98,508)
CalAtlantic Group	(12,000)	(592,080)
Ciena*	(7,900)	(168,033)
Citrix Systems*	(6,750)	(557,618)
Cowen, Cl A*	(9,450)	(141,750)
Dermira*	(9,900)	(265,023)
Encore Capital Group*	(4,200)	(195,090)
Insulet*	(2,255)	(132,617)
InterDigital	(11,700)	(858,195)
Invacare	(22,750)	(352,625)
KB Home	(7,400)	(202,982)
Medicines*	(18,900)	(543,186)
NuVasive*	(5,500)	(312,015)
Old Republic International	(8,820)	(178,958)
PDL BioPharma*	(28,600)	(84,656)
PROS Holdings*	(3,000)	(67,770)
Redwood Trust	(950)	(14,924)
Tesla*	(50)	(16,576)
Weibo ADR*	(1,300)	(120,445)

		(5,114,427)

Total Common Stock (Proceeds $5,908,978)		(6,032,961)

Total Securiites Sold Short —(19.5)% (Proceeds $5,908,978)		$(6,032,961)

PURCHASED OPTIONS — 0.2%
Total Purchased Options (E) (Cost $151,533)		51,700

WRITTEN OPTIONS — (0.1)%
	Contracts	Value

Total Written Options (E) (Premiums Received $40,838)		$(19,925)

A summary of the outstanding forward foreign currency contracts held by the Fund at October 31, 2017, is as follows:

Counterparty	Settlement Date	Currency to Deliver		Currency to Receive		Unrealized Appreciation (Depreciation)
U.S. Bank	11/30/17	SGD	750,000	USD	550,697	$355
U.S. Bank	11/30/17	GBP	1,782,000	USD	2,363,609	(5,221)
U.S. Bank	11/30/17	EUR	1,789,000	USD	2,110,170	22,802
U.S. Bank	11/30/17	HKD	1,962,000	USD	251,546	(48)

						$17,888

For the year ended October 31, 2017, the average forward currency contracts to deliver and to receive were $(765,645) and $763,791, respectively.

Percentages are based upon Net Assets of $30,955,189.

(1)	In U.S. Dollars unless otherwise indicated.

*	Non-income producing security.

(A)	All or portion of the shares have been committed as collateral for open short positions

(B)	Securities sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and maybe sold only to dealers in that program or other “accredited investors”. The total value of these securities at October 31, 2017 was $2,860,561 and represents 9.24% of Net Assets.

(C)	Zero coupon security. The rate reported is the effective yield at the time of purchase.

(D)	The rate reported is the 7-day effective yield as of October 31, 2017.

(E)	Refer to table below for details on Options Contracts.

ADR – American Depositary Receipt

Cl – Class

EUR – Euro

GBP – British Pound

HKD – Hong Kong Dollar

MTN – Medium Term Note

PJSC – Private Joint Stock Company

SGD – Singapore Dollar

USD – United States Dollar

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD MARKET NEUTRAL INCOME FUND
OCTOBER 31, 2017

The following is a summary of the inputs used as of October 31, 2017 when valuing the Fund’s investments and other financial instruments:

Investments in Securities	Level 1	Level 2	Level 3	Total

Convertible Bonds	$—	$30,330,684	$—	$30,330,684
Short-Term Investment	83,448	—	—	83,448

Total Investments in Securities	$83,448	$30,330,684	$—	$30,414,132

Securities Sold Short	Level 1	Level 2	Level 3	Total
Common Stock	$(6,032,961)	$—	$—	$(6,032,961)

Total securities sold short	$(6,032,961)	$—	$—	$(6,032,961)

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Purchased Options	$51,700	$—	$—	$51,700
Written Options	(19,925)	—	—	(19,925)
Forwards Contracts†
Unrealized appreciation	—	23,157	—	23,157
Unrealized depreciation	—	(5,269)	—	(5,269)

Total Liabilities	$31,775	$17,888	$—	$49,663

†	Forward contracts are valued at the unrealized appreciation (depreciation) on the instruments.

For the year ended October 31, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the year ended October 31, 2017, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD MARKET NEUTRAL INCOME FUND
OCTOBER 31, 2017

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 0.2%
Put Options
PowerShares QQQ Trust Series 1, Put Option*	500	$7,607,500	$130.00	11/17/2017	$	I ,500

Call Options
CBOE Volatility Index, Call Option*	300	305,400	16.00	12/20/2017		24,000
CBOE Volatility Index, Call Option*	200	203,600	16.00	01/17/2018		26,200

		509,000				50,200

Total Purchased Options		$8,116,500				$51,700

WRITTEN OPTIONS — (0.1)%
Put Options
Ctrip.com International, Put Option*	(25)	$(119.725)	47.00	11/17/2017		$(3,625)
PowerShares QQQ Trust Series 1, Put Option*	(500)	(7,607,500)	115.00	11/17/2017		(500)

		(7,727,225)				(4,125)

Call Options
CBOE Volatility Index, Call Option*	(200)	(203,600)	22.00	01/17/2018		(14,000)
Ctrip.com International, Call Option*	(50)	(239,450)	52.50	11/17/2017		(1,800)

		(443,050)				(15,800)

Total Written Options		$(8,170,275)				$(19,925)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD STRATEGIC CONVERTIBLES FUND
OCTOBER 31, 2017

Sector Weightings (unaudited)†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
CONVERTIBLE BONDS — 97.6%
	Face Amount (1)	Value

AUSTRIA — 1.9%
BUWOG 0.000%, 09/09/21 (A)	EUR 100,000	$123,474

CHINA — 9.1%
Baosteel Hong Kong Investment 0.000%, 12/01/18 (A)	200,000	213,750
Crotona Asset 4.000%, 04/14/19	200,000	236,500
Ctrip.com International 1.000%, 07/01/20	100,000	108,688
Weibo 1.250%, 11/15/22 (B)	40,000	41,700

		600,638

FRANCE — 13.2%
Airbus MTN 0.000%, 06/14/21 (A)	EUR 100,000	134,901
Cie Generale des Etablissements Michelin 0.076%, 01/10/22 (A)	200,000	217,299
Fonciere Des Regions 0.875%, 04/01/19	EUR 101,676	140,313
Suez 0.000%, 02/27/20 (A)	EUR 128,590	155,659
Ubisoft Entertainment 0.000%, 09/27/21 (A)	EUR 54,740	92,606
Wendel 0.000%, 07/31/19 (A)	EUR 103,960	133,725

		874,503

GERMANY — 5.8%
Fresenius Medical Care & KGaA 1.125%, 01/31/20	EUR 100,000	144,482
RAG-Stiftung 0.000%, 12/31/18 (A)	EUR 200,000	239,628

		384,110

CONVERTIBLE BONDS — continued
	Face Amount (1)	Value

HONG KONG — 3.3%
Bagan Capital 0.000%, 09/23/21 (A)	200,000	$218,000

INDIA — 3.1%
Larsen & Toubro 0.675%, 10/22/19	200,000	206,600

ISRAEL — 1.6%
Nice Systems 1.250%, 01/15/24 (B)	90,000	103,556

JAPAN — 15.0%
ANA Holdings 0.000%, 09/16/22 (A)	JPY 10,000,000	93,334
Kandenko 0.000%, 03/31/21 (A)	JPY 10,000,000	98,501
Kansai Paint 0.000%, 06/17/19 (A)	JPY 10,000,000	101,249
LIXIL Group 0.000%, 03/04/22 (A)	JPY 20,000,000	189,218
Medipal Holdings 0.000%, 10/07/22 (A)	JPY 20,000,000	193,482
Sony 0.000%, 09/30/22 (A)	JPY 10,000,000	103,557
Teijin 0.000%, 12/12/18 (A)	JPY 10,000,000	104,987
Terumo 0.000%, 12/06/21 (A)	JPY 10,000,000	111,912

		996,240

LUXEMBOURG — 2.1%
Citigroup Global Markets Funding Luxembourg MTN 0.500%, 08/04/23	EUR 100,000	136,229

PHILIPPINES — 3.3%
AYC Finance 0.500%, 05/02/19	200,000	218,750

UNITED KINGDOM — 2.2%
PT Jersey 0.500%, 11/19/19	EUR 100,000	148,984

UNITED STATES — 37.0%
Allscripts Healthcare Solutions 1.250%, 07/01/20	65,000	67,356
BioMarin Pharmaceutical 1.500%, 10/15/20	100,000	113,438
Carbonite 2.500%, 04/01/22 (B)	45,000	52,031
Cowen 3.000%, 03/15/19	100,000	101,750

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD STRATEGIC CONVERTIBLES FUND
OCTOBER 31, 2017

CONVERTIBLE BONDS — continued
	Face Amount (1)	Value

UNITED STATES — continued
DISH Network 3.375%, 08/15/26	185,000	$198,991
Dycom Industries 0.750%, 09/15/21	90,000	104,513
Electronics For Imaging 0.750%, 09/01/19	230,000	224,250
Extra Space Storage 3.125%, 10/01/35 (B)	90,000	98,044
Greenbrier 2.875%, 02/01/24 (B)	65,000	76,009
Kaman 3.250%, 05/01/24 (B)	60,000	64,838
LendingTree 0.625%, 06/01/22 (B)	55,000	77,825
Liberty Interactive 1.750%, 09/30/46 (B)	100,000	112,938
Liberty Media-Liberty Formula One 1.000%, 01/30/23 (B)	80,000	95,400
Medicines Company 2.500%, 01/15/22	120,000	130,500
NuVasive 2.250%, 03/15/21	115,000	133,112
RPM International 2.250%, 12/15/20	80,000	93,000
ServiceNow 0.000%, 06/01/22 (A) (B)	100,000	112,125
Silicon Laboratories 1.375%, 03/01/22 (B)	80,000	95,900
Starwood Property Trust 4.550%, 03/01/18	120,000	124,950
Teladoc 3.000%, 12/15/22 (B)	65,000	69,916
Vector Group 1.750%, 04/15/20 (C) (D)	115,000	129,231
Wright Medical Group 2.000%, 02/15/20	165,000	178,612

		2,454,729

Total Convertible Bonds (Cost $6,351,121)		6,465,813

SHORT-TERM INVESTMENT — 5.7%
	Shares	Value

SEI Daily Income Trust, Government Fund, Cl F, 0.870% (E) (Cost $375,673)	375,673	$375,673

Total Investments — 103.3% (Cost $6,726,794)		$6,841,486

Percentages are based upon Net Assets of $6,624,540.

(1)	In U.S. Dollars unless otherwise indicated.

(A)	Zero coupon security. The rate reported is the effective yield at the time of purchase.

(B)	Securities sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and maybe sold only to dealers in that program or other “accredited investors”. The total value of these securities at October 31, 2017 was $1,000,282 and represents 15.10% of Net Assets.

(C)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(D)	Floating rate security – Rate disclosed is the rate in effect on October 31, 2017.

(E)	The rate reported is the 7-day effective yield as of October 31, 2017.

Cl – Class

EUR – Euro

JPY – Japanese Yen

MTN – Medium Term Note

The following is a summary of the inputs used as of October 31, 2017 when valuing the Fund’s investments and other financial instruments:

Investments in Securities	Level 1	Level 2	Level 3	Total
Convertible Bonds	$—	$6,465,813	$—	$6,465,813
Short-Term Investment	375,673	—	—	375,673

Total Investments in Securities	$375,673	$6,465,813	$—	$6,841,486

For the year ended October 31, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the year ended October 31, 2017, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
OCTOBER 31, 2017

STATEMENTS OF ASSETS AND LIABILITIES
	Westwood LargeCap Value Fund	Westwood Low Volatility Equity Fund	Westwood SMidCap Plus Fund	Westwood SMidCap Fund
Assets:
Investments, at Value (Cost $147,286,335, $38,155,131, $124,463,168 and $269,983,813, respectively)	$207,423,059	$44,735,386	$158,089,441	$347,544,121
Receivable for Investment Securities Sold	—	2,859,222	—	2,466,843
Dividends and Interest Receivable	287,627	82,647	39,279	121,220
Receivable for Capital Shares Sold	217,750	7	34,414	58,164
Foreign Tax Reclaims Receivable	8,199	—	—	—
Prepaid Expenses	18,763	4,969	7,581	20,796

Total Assets	207,955,398	47,682,231	158,170,715	350,211,144

Liabilities:
Payable for Investment Securities Purchased	—	2,855,051	—	2,855,019
Payable for Capital Shares Redeemed	167,172	205	143,964	174,469
Payable due to Investment Adviser	102,465	14,165	100,088	221,090
Payable for Professional Fees	25,093	24,884	25,030	25,280
Payable due to Administrator	8,072	1,766	6,161	13,609
Payable due to Trustees	1,876	412	1,433	3,186
Payable for Pricing Fees	667	479	565	1,310
Chief Compliance Officer Fees Payable	463	102	354	787
Payable for Distribution Fees — A Class Shares	439	—	—	—
Payable for Shareholder Servicing Fees	—	—	177	—
Other Accrued Expenses	20,155	7,453	10,924	3,594

Total Liabilities	326,402	2,904,517	288,696	3,298,344

Net Assets	$207,628,996	$44,777,714	$157,882,019	$346,912,800

NET ASSETS CONSIST OF:
Paid-in Capital	$135,316,250	$31,605,212	$126,257,606	$233,798,323
Undistributed Net Investment Income	1,907,563	472,856	310,231	365,804
Accumulated Net Realized Gain (Loss) on Investments	10,268,459	6,119,391	(2,312,091)	35,188,365
Net Unrealized Appreciation on Investments	60,136,724	6,580,255	33,626,273	77,560,308

Net Assets	$207,628,996	$44,777,714	$157,882,019	$346,912,800

Institutional Shares
Net Assets	$205,645,325	$44,777,714	$157,882,019	$346,912,800
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	15,693,016	3,749,633	10,071,015	19,896,634

Net Asset Value, Offering and Redemption Price Per Share	$13.10	$11.94	$15.68	$17.44

A Class Shares
Net Assets	$1,983,671	N/A	N/A	N/A
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	150,896	N/A	N/A	N/A

Net Asset Value, Offering and Redemption Price Per Share	$13.15	N/A	N/A	N/A

Maximum Offering Price Per Share	$13.84	N/A	N/A	N/A

	($13.15/95.00%)	N/A	N/A	N/A

Amounts designated as “—” are either $0 or have been rounded to $0.

N/A — Not Applicable.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
OCTOBER 31, 2017

STATEMENTS OF ASSETS AND LIABILITIES
	Westwood SmallCap Fund	Westwood MLP and Strategic Energy Fund	Westwood Income Opportunity Fund	Westwood Worldwide Income Opportunity Fund
Assets:
Investments, at Value (Cost $181,146,915, $12,961,789, $2,279,478,336 and $4,355,441, respectively)	$235,234,305	$14,501,961	$2,653,525,921	$4,790,366
Foreign Currency, at Value (Cost $0, $0, $0 and $49,733, respectively)	—	—	—	48,138
Cash	—	5,444	—	42
Receivable for Investment Securities Sold	—	96,862	18,240,377	22,043
Receivable for Capital Shares Sold	148,647	15,727	4,290,628	5,000
Dividends and Interest Receivable	90,721	24,618	10,635,415	14,734
Receivable from Investment Adviser	—	—	—	7,087
Foreign Tax Reclaims Receivable	—	—	—	1,290
Prepaid Expenses	8,728	11,896	78,523	5,868

Total Assets	235,482,401	14,656,508	2,686,770,864	4,894,568

Liabilities:
Payable for Investment Securities Purchased	759,979	—	—	—
Payable for Capital Shares Redeemed	191,657	30,291	936,567	350
Payable due to Investment Adviser	152,447	5,052	1,704,190	—
Payable for Professional Fees	25,128	41,995	28,316	24,831
Payable due to Administrator	9,026	582	104,896	327
Payable for Shareholder Servicing Fees	2,935	—	—	—
Payable due to Trustees	2,118	138	24,444	44
Payable for Pricing Fees	780	114	5,640	1,024
Chief Compliance Officer Fees Payable	523	34	6,035	11
Payable for Distribution Fees — A Class Shares	—	—	23,209	—
Other Accrued Expenses	16,838	3,791	156,329	7,332

Total Liabilities	1,161,431	81,997	2,989,626	33,919

Net Assets	$234,320,970	$14,574,511	$2,683,781,238	$4,860,649

NET ASSETS CONSIST OF:
Paid-in Capital	$168,131,290	$20,709,164	$2,239,619,172	$4,833,170
Undistributed (Distributions in excess of) Net Investment Income	553,638	(5)	958,981	(5,823)
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	11,548,652	(7,674,820)	69,155,500	(400,019)
Net Unrealized Appreciation on Investments	54,087,390	1,540,172	374,047,585	434,925
Net Unrealized Depreciation on Foreign Currencies and Other Assets and Liabilities Denominated in Foreign Currency	—	—	—	(1,604)

Net Assets	$234,320,970	$14,574,511	$2,683,781,238	$4,860,649

Institutional Shares
Net Assets	$234,320,970	$14,574,511	$2,584,805,145	$4,860,649
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	12,739,860	2,087,675	164,420,758	476,215

Net Asset Value, Offering and Redemption Price Per Share	$18.39	$6.98	$15.72	$10.21

A Class Shares
Net Assets	N/A	N/A	$98,976,093	N/A
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	N/A	N/A	6,301,461	N/A

Net Asset Value, Offering and Redemption Price Per Share	N/A	N/A	$15.71	N/A

Maximum Offering Price Per Share	N/A	N/A	$16.54	N/A

	N/A	N/A	($15.71/95.00%)	N/A

Amounts designated as “—” are either $0 or have been rounded to $0.

N/A — Not Applicable.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
OCTOBER 31, 2017

STATEMENTS OF ASSETS AND LIABILITIES
	Westwood Global Equity Fund	Westwood Emerging Markets Fund	Westwood Short Duration High Yield Fund
Assets:
Investments, at Value (Cost $13,623,359, $301,828,140 and $76,091,656, respectively)	$18,344,376	$352,452,662	$76,690,516
Cash	—	—	608,299
Receivable for Investment Securities Sold	152,169	2,163,838	—
Foreign Tax Reclaims Receivable	25,037	28,639	—
Dividends and Interest Receivable	18,762	55,638	1,270,042
Receivable from Investment Adviser	1,328	—	—
Receivable for Capital Shares Sold	—	423,858	12,516
Prepaid Expenses	14,061	28,906	20,973

Total Assets	18,555,733	355,153,541	78,602,346

Liabilities:
Payable for Investment Securities Purchased	—	4,445,495	94,475
Payable for Professional Fees	24,849	25,281	24,942
Payable for Pricing Fees	3,300	4,351	17,490
Payable due to Administrator	1,248	23,630	3,280
Payable for Capital Shares Redeemed	300	118,115	222,879
Payable due to Trustees	169	3,191	822
Chief Compliance Officer Fees Payable	42	788	203
Payable due to Investment Adviser	—	287,856	34,897
Payable for Distribution Fees — A Class Shares	—	1,246	464
Payable for Foreign Currency	7	—	—
Other Accrued Expenses	15,775	69,554	11,617

Total Liabilities	45,690	4,979,507	411,069

Net Assets	$18,510,043	$350,174,034	$78,191,277

NET ASSETS CONSIST OF:
Paid-in Capital	$14,033,873	$343,204,058	$92,700,840
Undistributed Net Investment Income	173,009	2,243,302	18,641
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(417,850)	(45,894,898)	(15,127,064)
Net Unrealized Appreciation on Investments,	4,721,017	50,624,522	598,860
Net Unrealized Depreciation on Foreign Currencies and Other Assets and Liabilities Denominated in Foreign Currency	(6)	(2,950)	—

Net Assets	$18,510,043	$350,174,034	$78,191,277

Institutional Shares
Net Assets	$18,510,043	$349,627,641	$77,595,222
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	1,369,235	35,777,559	8,283,164

Net Asset Value, Offering and Redemption Price Per Share	$13.52	$9.77	$9.37

A Class Shares
Net Assets	N/A	$546,393	$596,055
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	N/A	56,012	63,637

Net Asset Value, Offering and Redemption Price Per Share	N/A	$9.75	$9.37

Maximum Offering Price Per Share	N/A	$10.26	$9.59

	N/A	($9.75/95.00%)	($9.37/97.75%)

Amounts designated as “—” are either $0 or have been rounded to $0.

N/A — Not Applicable.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
OCTOBER 31, 2017

STATEMENTS OF ASSETS AND LIABILITIES
	Westwood Opportunistic High Yield Fund	Westwood Market Neutral Income Fund	Westwood Strategic Convertibles Fund
Assets:
Investments, at Value (Cost $2,762,755, $30,129,392 and $6,726,794, respectively)	$2,842,977	$30,414,132	$6,841,486
Foreign Currency, at Value (Cost $0, $0 and $4,485, respectively)	—	—	4,485
Purchased Options, at Value (Cost $0, $151,533 and $0 respectively)	—	51,700	—
Cash	50,861	302,795	—
Restricted Deposits held at Prime Broker	—	6,039,413	—
Dividends and Interest Receivable	53,953	164,709	12,079
Receivable from Investment Adviser	9,065	—	10,518
Receivable for Capital Shares Sold	6,862	123,185	—
Receivable for Investment Securities Sold	3,079	—	—
Foreign Tax Reclaims Receivable	57	—	115
Unrealized Appreciation on Forward Foreign Currency Contracts	—	23,157	—
Prepaid Expenses	21,649	24,347	6,936

Total Assets	2,988,503	37,143,438	6,875,619

Liabilities:
Securities Sold Short, at Value (Proceeds $0, $5,908,978, $0, respectively)	—	6,032,961	—
Written options, at Value (Premiums Received $0, $40,838 and $0, respectively)	—	19,925	—
Payable for Investment Securities Purchased	14,700	—	140,131
Payable for Professional Fees	24,829	24,862	24,834
Payable for Pricing Fees	13,973	1,024	1,021
Payable for Capital Shares Redeemed	250	51,524	78,391
Foreign Currency Due to Prime Broker	—	30,576	—
Payable for Shareholder Servicing Fees	142	1,993	—
Payable due to Administrator	116	2,020	455
Payable due to Trustees	28	261	63
Chief Compliance Officer Fees Payable	7	65	16
Payable due to Investment Adviser	—	6,876	—
Unrealized Depreciation on Forward Foreign Currency Contracts	—	5,269	—
Other Accrued Expenses	7,423	10,893	6,168

Total Liabilities	61,468	6,188,249	251,079

Net Assets	$2,927,035	$30,955,189	$6,624,540

NET ASSETS CONSIST OF:
Paid-in Capital	$2,920,990	$30,888,926	$6,305,044
Undistributed (Distributions in excess of) Net Investment Income	15,912	58,251	(2)
Accumulated Net Realized Gain (Loss) on Investments, Purchased Options, Written Options, Securities Sold Short and Foreign Currency Transactions	(90,089)	(91,874)	204,788
Net Unrealized Appreciation on Investments, Purchased Options, Written Options and Securities Sold Short	80,222	81,837	114,692
Net Unrealized Appreciation on Foreign Currencies and Other Assets and Liabilities Denominated in Foreign Currency	—	18,049	18

Net Assets	$2,927,035	$30,955,189	$6,624,540

Institutional Shares
Net Assets	$550,229	$7,489,717	$6,624,540
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	55,507	740,298	635,733

Net Asset Value, Offering and Redemption Price Per Share	$9.91	$10.12	$10.42

Ultra Shares
Net Assets	$2,376,806	$23,465,472	N/A
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	239,979	2,317,447	N/A

Net Asset Value, Offering and Redemption Price Per Share	$9.90	$10.13	N/A

Amounts designated as “—” are either $0 or have been rounded to $0.

N/A — Not Applicable.

* Redemption price may vary depending upon the length of time shares are held for the Westwood Market Neutral Fund and the Westwood Strategic Global Convertibles Fund.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
FOR THE YEAR ENDED
OCTOBER 31, 2017

STATEMENTS OF OPERATIONS
	Westwood LargeCap Value Fund	Westwood Low Volatility Equity Fund	Westwood SMidCap Plus Fund	Westwood SMidCap Fund
Investment Income
Dividends	$4,228,431	$1,170,107	$1,931,070	$5,354,424
Interest	—	24,505	—	—
Less: Foreign Taxes Withheld	—	(2,625)	—	—

Total Investment Income	4,228,431	1,191,987	1,931,070	5,354,424

Expenses
Investment Advisory Fees	1,379,287	387,127	1,079,099	2,917,626
Administration Fees	91,568	25,397	66,840	180,818
Trustees’ Fees	7,684	2,097	5,562	15,169
Distribution Fees — A Class	4,853	—	—	—
Chief Compliance Officer Fees	1,861	749	1,446	3,309
Transfer Agent Fees	46,905	20,349	24,901	37,215
Registration and Filing Fees	36,578	22,053	22,730	24,229
Professional Fees	34,559	56,910	32,224	44,537
Custodian Fees	19,264	9,643	15,793	33,219
Printing Fees	17,179	13,005	20,460	20,075
Pricing Fees	1,953	1,564	1,707	3,549
Shareholder Servicing Fees	—	—	14,389	495,748
Other Expenses	7,859	2,677	5,342	14,596

Total Expenses	1,649,550	541,571	1,290,493	3,790,090

Less:
Waiver of Investment Advisory Fees	(166,135)	(113,284)	—	—
Fees Paid Indirectly	(818)	(65)	(46)	(90)

Net Expenses	1,482,597	428,222	1,290,447	3,790,000

Net Investment Income	2,745,834	763,765	640,623	1,564,424

Net Realized Gain on Investments	12,791,586	8,316,263	3,848,238	46,747,798
Net Change in Unrealized Appreciation (Depreciation) on Investments	23,658,708	(1,614,544)	18,991,165	23,094,541

Net Realized and Unrealized Gain on Investments	36,450,294	6,701,719	22,839,403	69,842,339

Net Increase in Net Assets Resulting from Operations	$39,196,128	$7,465,484	$23,480,026	$71,406,763

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
FOR THE YEAR ENDED
OCTOBER 31, 2017

STATEMENTS OF OPERATIONS
	Westwood SmallCap Fund	Westwood MLP and Strategic Energy Fund	Westwood Income Opportunity Fund	Westwood Worldwide Income Opportunity Fund
Investment Income
Dividends	$2,971,170	$413,506	$53,647,980	$124,682
Dividends from Master Limited Partnerships	—	348,904	—	—
Less: Return of Capital Distributions	—	(348,904)	—	—
Interest	—	—	12,231,354	31,320
Less: Foreign Taxes Withheld	—	(13,654)	—	(3,230)

Total Investment Income	2,971,170	399,852	65,879,334	152,772

Expenses
Investment Advisory Fees	1,666,055	175,748	19,353,027	45,434
Administration Fees	91,021	9,629	1,198,815	6,226
Trustees’ Fees	7,729	782	98,762	232
Chief Compliance Officer Fees	1,891	489	19,845	387
Distribution Fees — A Class	—	—	300,384	—
Shareholder Servicing Fees	265,033	—	—	1,108
Professional Fees	34,759	20,869	147,348	25,765
Transfer Agent Fees	27,556	18,523	284,352	19,370
Registration and Filing Fees	23,510	18,640	84,290	17,253
Printing Fees	23,324	3,327	152,138	2,532
Custodian Fees	14,640	6,717	105,245	11,933
Pricing Fees	2,221	467	20,272	2,133
Other Expenses	6,756	1,380	90,011	900

Total Expenses	2,164,495	256,571	21,854,489	133,273

Less:
Waiver of Investment Advisory Fees	(8,152)	(49,790)	—	(45,434)
Reimbursement of other operating expenses	—	—	—	(30,273)
Fees Paid Indirectly	(227)	(13)	(8,368)	(15)

Net Expenses	2,156,116	206,768	21,846,121	57,551

Net Investment Income	815,054	193,084	44,033,213	95,221

Net Realized Gain (Loss) on Investments	15,223,702	(1,832,024)	53,273,271	131,860
Net Realized Gain (Loss) on Foreign Currency Transactions	—	—	—	(4,152)
Net Change in Unrealized Appreciation (Depreciation) on Investments	32,132,086	2,774,331	144,754,076	379,077
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currency Transactions and Other Assets and Liabilities Denominated in Foreign Currencies	—	—	—	3,516

Net Realized and Unrealized Gain on Investments	47,355,788	942,307	198,027,347	510,301

Net Increase in Net Assets Resulting from Operations	$48,170,842	$1,135,391	$242,060,560	$605,522

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
FOR THE YEAR ENDED
OCTOBER 31, 2017

STATEMENTS OF OPERATIONS
	Westwood Global Equity Fund	Westwood Emerging Markets Fund	Westwood Short Duration High Yield Fund
Investment Income
Dividends	$407,534	$6,726,173	$—
Interest	—	—	4,452,712
Less: Foreign Taxes Withheld	(27,349)	(658,606)	(142)

Total Investment Income	380,185	6,067,567	4,452,570

Expenses
Investment Advisory Fees	143,577	2,532,868	600,207
Administration Fees	17,869	260,476	38,949
Trustees’ Fees	680	10,025	3,157
Chief Compliance Officer Fees	476	2,359	968
Distribution Fees — A Class	—	1,255	1,709
Custodian Fees	34,725	190,518	7,412
Professional Fees	26,316	37,724	29,552
Registration and Filing Fees	20,800	38,599	34,241
Transfer Agent Fees	18,309	48,341	40,439
Pricing Fees	5,438	8,867	73,928
Printing Fees	5,341	19,375	11,198
Other Expenses	1,271	9,675	4,938

Total Expenses	274,802	3,160,082	846,698

Less:
Advisory Waiver Recapture	—	42,030	—
Waiver of Investment Advisory Fees	(95,312)	—	(173,336)
Fees Paid Indirectly	(15)	(66)	(655)

Net Expenses	179,475	3,202,046	672,707

Net Investment Income	200,710	2,865,521	3,779,863

Net Realized Gain (Loss) on Investments	226,106	1,910,706	(89,967)
Net Realized Gain (Loss) on Foreign Currency Transactions	(3,842)	(420,358)	—
Net Change in Unrealized Appreciation (Depreciation) on Investments	2,604,247	29,055,328	630,806
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currency Transactions and Other Assets and Liabilities Denominated in Foreign Currencies	1,904	1,950	—

Net Realized and Unrealized Gain on Investments	2,828,415	30,547,626	540,839

Net Increase in Net Assets Resulting from Operations	$3,029,125	$33,413,147	$4,320,702

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
FOR THE YEAR ENDED
OCTOBER 31, 2017

STATEMENTS OF OPERATIONS
	Westwood Opportunistic High Yield Fund	Westwood Market Neutral Income Fund	Westwood Strategic Convertibles Fund
Investment Income
Dividends	$417	$8,279	$1,783
Interest	264,074	463,661	79,564
Less: Foreign Taxes Withheld	—	(577)	(65)

Total Investment Income	264,491	471,363	81,282

Expenses
Investment Advisory Fees	21,719	129,738	48,136
Administration Fees	1,836	13,908	6,416
Chief Compliance Officer Fees	371	462	390
Trustees’ Fees	151	567	246
Pricing Fees	67,789	5,599	6,216
Transfer Agent Fees	35,240	35,664	17,803
Registration and Filing Fees	33,775	34,752	17,489
Professional Fees	25,664	30,179	29,283
Printing Fees	5,676	6,414	10,175
Custodian Fees	4,689	14,299	10,952
Shareholder Servicing Fees	512	6,606	—
Dividend Expense	—	28,432	—
Stock Loan Fee	—	227	—
Other Expenses	1,332	1,715	902

Total Expenses	198,754	308,562	148,008

Less:
Waiver of Investment Advisory Fees	(21,719)	(112,982)	(48,136)
Reimbursement of other operating expenses	(152,810)	—	(45,306)
Fees Paid Indirectly	(20)	(28)	(12)

Net Expenses	24,205	195,552	54,554

Net Investment Income	240,286	275,811	26,728

Net Realized Gain on Investments	17,587	146,719	425,564
Net Realized Gain on Securities Sold Short	—	1,397	—
Net Realized Loss on Purchased Options	—	(385,518)	—
Net Realized Gain on Written Options	—	145,993	—
Net Realized Loss on Forward Foreign Currency Contracts	—	(308,095)	—
Net Realized Gain (Loss) on Foreign Currency Transactions	—	112,904	(14,274)
Net Change in Unrealized Appreciation (Depreciation) on Investments	85,489	376,972	143,667
Net Change in Unrealized Appreciation (Depreciation) on Securities Sold Short	—	(142,921)	—
Net Change in Unrealized Appreciation (Depreciation) on Purchased Options	—	(100,748)	—
Net Change in Unrealized Appreciation (Depreciation) on Written Options	—	20,793	—
Net Change in Unrealized Appreciation (Depreciation) on Forward Foreign Currency Contracts	—	19,834	—
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currency Transactions and Other Assets and Liabilities Denominated in Foreign Currencies	—	230	(112)

Net Realized and Unrealized Gain (Loss) on Investments	103,076	(112,440)	554,845

Net Increase in Net Assets Resulting from Operations	$343,362	$163,371	$581,573

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Westwood LargeCap Value Fund		Westwood Low Volatility Equity Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net Investment Income	$2,745,834	$2,131,675	$763,765	$1,088,766
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	12,791,586	4,053,310	8,316,263	893,002
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Transactions	23,658,708	(1,800,989)	(1,614,544)	(1,251,348)

Net Increase (Decrease) in Net Assets Resulting from Operations	39,196,128	4,383,996	7,465,484	730,420

Dividends and Distributions:

Net Investment Income:
Institutional Shares	(2,240,592)	(1,386,749)	(732,887)	(1,043,206)
A Class Shares	(16,842)	(14,625)	—	—

Net Realized Gains:
Institutional Shares	(3,576,637)	(10,718,327)	(836,405)	(5,343,092)
A Class Shares	(34,128)	(142,827)	—	—

Return of Capital:
Institutional Shares	—	—	—	—

Total Dividends and Distributions	(5,868,199)	(12,262,528)	(1,569,292)	(6,386,298)

Capital Share Transactions:

Institutional Shares:
Issued	30,865,413	64,577,465	1,047,692	867,708
Reinvestment of Dividends	5,423,192	11,185,675	1,548,754	6,307,980
Redeemed	(48,818,580)	(17,495,873)	(21,116,033)	(18,449,259)

Increase (Decrease) from Institutional Shares Capital Share Transactions	(12,529,975)	58,267,267	(18,519,587)	(11,273,571)

A Class Shares:
Issued	13,626	2,636	N/A	N/A
Reinvestment of Dividends	50,968	157,446	N/A	N/A
Redeemed	(167,209)	(60,847)	N/A	N/A

Increase (Decrease) from A Class Shares Capital Share Transactions	(102,615)	99,235	N/A	N/A

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(12,632,590)	58,366,502	(18,519,587)	(11,273,571)

Total Increase (Decrease) in Net Assets	20,695,339	50,487,970	(12,623,395)	(16,929,449)

Net Assets:
Beginning of Year	186,933,657	136,445,687	57,401,109	74,330,558

End of Year	$207,628,996	$186,933,657	$44,777,714	$57,401,109

Undistributed (Distributions in Excess of) Net Investment Income	$1,907,563	$1,699,213	$472,856	$604,426

Shares Issued and Redeemed:

Institutional Shares:
Issued	2,519,264	6,026,310	90,063	84,686
Reinvestment of Dividends	466,131	1,053,565	139,504	613,152
Redeemed	(4,036,878)	(1,608,219)	(1,827,422)	(1,766,726)

Total Institutional Shares Transactions	(1,051,483)	5,471,656	(1,597,855)	(1,068,888)

A Class Shares:
Issued	1,077	234	N/A	N/A
Reinvestment of Dividends	4,359	14,790	N/A	N/A
Redeemed	(13,424)	(5,405)	N/A	N/A

Total A Class Shares Transactions	(7,988)	9,619	N/A	N/A

Net Increase (Decrease) in Shares Outstanding	(1,059,471)	5,481,275	(1,597,855)	(1,068,888)

Amounts designated as “—” are either $0 or have been rounded to $0.

N/A – Not Applicable.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

Westwood SMidCap Plus Fund		Westwood SMidCap Fund		Westwood SmallCap Fund		Westwood MLP and Strategic Energy Fund
Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016

$640,623	$721,955	$1,564,424	$1,867,361	$815,054	$699,806	$193,084	$595,687
3,848,238	(6,191,682)	46,747,798	1,251,907	15,223,702	2,294,711	(1,832,024)	(5,252,668)
18,991,165	5,628,566	23,094,541	(7,373,962)	32,132,086	6,606,313	2,774,331	5,192,312

23,480,026	158,839	71,406,763	(4,254,694)	48,170,842	9,600,830	1,135,391	535,331

(762,803)	(592,343)	(1,819,356)	(605,747)	(925,030)	(365,524)	(61,065)	(607,778)
—	—	—	—	—	—	—	—

—	(719,840)	(3,548,622)	(31,689,319)	(1,723,305)	(172,577)	—	—
—	—	—	—	—	—	—	—

—	—	—	—	—	—	(469,233)	(543,103)

(762,803)	(1,312,183)	(5,367,978)	(32,295,066)	(2,648,335)	(538,101)	(530,298)	(1,150,881)

61,239,056	38,819,798	84,594,818	81,669,290	97,647,656	36,174,002	5,298,322	14,304,551
760,841	1,308,416	4,305,455	28,497,797	2,580,535	522,833	530,298	1,150,880
(55,852,479)	(29,402,143)	(201,460,268)	(170,737,742)	(54,514,420)	(38,647,885)	(22,213,258)	(10,417,154)

6,147,418	10,726,071	(112,559,995)	(60,570,655)	45,713,771	(1,951,050)	(16,384,638)	5,038,277

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

6,147,418	10,726,071	(112,559,995)	(60,570,655)	45,713,771	(1,951,050)	(16,384,638)	5,038,277

28,864,641	9,572,727	(46,521,210)	(97,120,415)	91,236,278	7,111,679	(15,779,545)	4,422,727

129,017,378	119,444,651	393,434,010	490,554,425	143,084,692	135,973,013	30,354,056	25,931,329

$157,882,019	$129,017,378	$346,912,800	$393,434,010	$234,320,970	$143,084,692	$14,574,511	$30,354,056

$310,231	$469,007	$365,804	$1,070,720	$553,638	$502,210	$(5)	$70,307

4,276,977	2,946,204	5,198,331	5,738,012	5,895,151	2,766,519	717,993	2,217,088
53,132	101,433	266,336	1,993,378	154,678	39,975	71,368	170,645
(3,939,277)	(2,245,833)	(12,254,357)	(11,661,251)	(3,251,543)	(2,876,736)	(2,889,106)	(1,553,640)

390,832	801,804	(6,789,690)	(3,929,861)	2,798,286	(70,242)	(2,099,745)	834,093

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

390,832	801,804	(6,789,690)	(3,929,861)	2,798,286	(70,242)	(2,099,745)	834,093

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Westwood Income Opportunity Fund		Westwood Worldwide Income Opportunity Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net Investment Income	$44,033,213	$40,888,841	$95,221	$100,490
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	53,273,271	(3,047,590)	127,708	(493,238)
Net Change in Unrealized Appreciation on Investments and Foreign Currency Transactions	144,754,076	25,825,107	382,593	354,632

Net Increase (Decrease) in Net Assets Resulting from Operations	242,060,560	63,666,358	605,522	(38,116)

Dividends and Distributions:

Net Investment Income:
Institutional Shares	(37,545,533)	(35,439,632)	(80,606)	(110,709)
A Class Shares	(1,478,280)	(1,725,317)	—	—

Net Realized Gains:
Institutional Shares	(10,952,535)	(4,638,955)	—	—
A Class Shares	(593,886)	(276,869)	—	—

Total Dividends and Distributions	(50,570,234)	(42,080,773)	(80,606)	(110,709)

Capital Share Transactions:

Institutional Shares:
Issued	547,001,762	493,583,967	426,708	725,068
Reinvestment of Dividends	46,265,304	38,482,857	80,605	110,709
Redeemed	(469,319,308)	(660,695,861)	(2,697,164)	(1,889,866)

Increase (Decrease) from Institutional Shares Capital Share Transactions	123,947,758	(128,629,037)	(2,189,851)	(1,054,089)

A Class Shares:
Issued	24,639,763	25,970,729	N/A	N/A
Reinvestment of Dividends	1,813,292	1,742,830	N/A	N/A
Redeemed	(59,738,884)	(50,307,235)	N/A	N/A

Increase (Decrease) from A Class Shares Capital Share Transactions	(33,285,829)	(22,593,676)	N/A	N/A

Net Increase (Decrease) in Net Assets from Capital Share Transactions	90,661,929	(151,222,713)	(2,189,851)	(1,054,089)

Total Increase (Decrease) in Net Assets	282,152,255	(129,637,128)	(1,664,935)	(1,202,914)

Net Assets:
Beginning of Year	2,401,628,983	2,531,266,111	6,525,584	7,728,498

End of Year	$2,683,781,238	$2,401,628,983	$4,860,649	$6,525,584

Undistributed (Distributions in Excess of) Net Investment Income	$958,981	$—	$(5,823)	$(14,592)

Shares Issued and Redeemed:

Institutional Shares:
Issued	35,805,683	34,368,793	43,934	78,627
Reinvestment of Dividends	3,037,544	2,681,385	8,329	11,786
Redeemed	(30,715,617)	(46,681,277)	(272,234)	(204,118)

Total Institutional Shares Transactions	8,127,610	(9,631,099)	(219,971)	(113,705)

A Class Shares:
Issued	1,615,327	1,820,754	N/A	N/A
Reinvestment of Dividends	119,413	121,736	N/A	N/A
Redeemed	(3,879,430)	(3,531,633)	N/A	N/A

Total A Class Shares Transactions	(2,144,690)	(1,589,143)	N/A	N/A

Net Increase (Decrease) in Shares Outstanding	5,982,920	(11,220,242)	(219,971)	(113,705)

Amounts designated as “—” are either $0 or have been rounded to $0.

N/A – Not Applicable.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

Westwood Global Equity Fund		Westwood Emerging Markets Fund		Westwood Short Duration High Yield Fund
Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016

$200,710	$222,578	$2,865,521	$2,639,008	$3,779,863	$3,567,041
222,264	(428,448)	1,490,348	(31,137,063)	(89,967)	(7,958,279)
2,606,151	980,778	29,057,278	55,068,813	630,806	6,656,741

3,029,125	774,908	33,413,147	26,570,758	4,320,702	2,265,503

(226,295)	(188,815)	(2,408,674)	(1,687,029)	(3,756,460)	(3,512,351)
—	—	(3,344)	(2,903)	(28,650)	(62,059)

—	—	—	—	—	—
—	—	—	—	—	—

(226,295)	(188,815)	(2,412,018)	(1,689,932)	(3,785,110)	(3,574,410)

5,961,597	2,142,304	135,560,484	80,233,833	53,178,590	17,610,823
223,943	188,814	2,278,004	1,597,043	3,400,123	2,952,139
(6,459,103)	(2,139,824)	(33,880,349)	(122,903,256)	(49,884,774)	(79,652,865)

(273,563)	191,294	103,958,139	(41,072,380)	6,693,939	(59,089,903)

N/A	N/A	794,150	307,000	25,252	511,242
N/A	N/A	3,344	2,903	7,165	11,411
N/A	N/A	(742,479)	(300,900)	(980,086)	(147,029)

N/A	N/A	55,015	9,003	(947,669)	375,624

(273,563)	191,294	104,013,154	(41,063,377)	5,746,270	(58,714,279)

2,529,267	777,387	135,014,283	(16,182,551)	6,281,862	(60,023,186)

15,980,776	15,203,389	215,159,751	231,342,302	71,909,415	131,932,601

$18,510,043	$15,980,776	$350,174,034	$215,159,751	$78,191,277	$71,909,415

$173,009	$202,436	$2,243,302	$2,210,157	$18,641	$29,222

482,752	197,176	14,783,722	10,831,393	5,676,985	1,911,569
19,423	17,196	285,464	221,504	362,988	322,895
(509,934)	(194,836)	(3,845,179)	(16,426,518)	(5,317,961)	(8,740,916)

(7,759)	19,536	11,224,007	(5,373,621)	722,012	(6,506,452)

N/A	N/A	89,514	34,889	2,697	56,052
N/A	N/A	419	402	766	1,247
N/A	N/A	(83,771)	(34,317)	(105,461)	(16,180)

N/A	N/A	6,162	974	(101,998)	41,119

(7,759)	19,536	11,230,169	(5,372,647)	620,014	(6,465,333)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Westwood Opportunistic High Yield Fund		Westwood Market Neutral Income Fund		Westwood Strategic Convertibles Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net Investment Income	$240,286	$256,347	$275,811	$154,372	$26,728	$47,595
Net Realized Gain (Loss) on Investments, Purchased Options, Written Options, Securities Sold Short, Forward Foreign Currency Contracts and Foreign Currency Transactions	17,587	(82,294)	(286,600)	20,917	411,290	(88,032)
Net Change in Unrealized Appreciation on Investments, Purchased Options, Written Options, Securities Sold Short, Forward Foreign Currency Contracts and Foreign Currency Transactions	85,489	161,434	174,160	71,239	143,555	4,492

Net Increase (Decrease) in Net Assets Resulting from Operations	343,362	335,487	163,371	246,528	581,573	(35,945)

Dividends and Distributions:

Net Investment Income:
Institutional Shares	(33,512)	(22,134)	(24,483)	(64,635)	(69,075)	(35,899)
Ultra Shares	(214,877)	(229,830)	(39,742)	(88,300)	—	—

Net Realized Gains:
Institutional Shares	—	—	(4,810)	(78,385)	—	—
Ultra Shares	—	—	(7,859)	(93,013)	—	—

Total Dividends and Distributions	(248,389)	(251,964)	(76,894)	(324,333)	(69,075)	(35,899)

Capital Share Transactions:

Institutional Shares:
Issued	360,443	202,146	6,434,493	975,005	1,445,563	1,200,448
Reinvestment of Dividends	33,511	22,133	29,293	143,020	69,075	35,899
Redeemed	(314,886)	(49,174)	(1,403,083)	(1,970,816)	(1,637,468)	(598,693)

Increase (Decrease) from Institutional Shares Capital Share Transactions	79,068	175,105	5,060,703	(852,791)	(122,830)	637,654

Ultra Shares:
Issued	458,654	914,878	20,477,065	1	N/A	N/A
Reinvestment of Dividends	214,876	229,829	47,600	181,312	N/A	N/A
Redeemed	(2,376,438)	(792,150)	(1,201,823)	—	N/A	N/A

Increase (Decrease) from Ultra Shares Capital Share Transactions	(1,702,908)	352,557	19,322,842	181,313	N/A	N/A

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(1,623,840)	527,662	24,383,545	(671,478)	(122,830)	637,654

Total Increase (Decrease) in Net Assets	(1,528,867)	611,185	24,470,022	(749,283)	389,668	565,810

Net Assets:
Beginning of Year	4,455,902	3,844,717	6,485,167	7,234,450	6,234,872	5,669,062

End of Year	$2,927,035	$4,455,902	$30,955,189	$6,485,167	$6,624,540	$6,234,872

Undistributed (Distributions in Excess of) Net Investment Income	$15,912	$24,108	$58,251	$41,570	$(2)	$23,836

Shares Issued and Redeemed:

Institutional Shares:
Issued	36,287	22,288	637,319	98,400	143,774	127,355
Reinvestment of Dividends	3,407	2,372	2,949	14,701	7,248	3,708
Redeemed	(31,856)	(5,313)	(138,951)	(199,781)	(163,584)	(62,564)

Total Institutional Shares Transactions	7,838	19,347	501,317	(86,680)	(12,562)	68,499

Ultra Shares:
Issued	46,231	99,913	2,022,478	—	N/A	N/A
Reinvestment of Dividends	21,884	24,736	4,790	18,611	N/A	N/A
Redeemed	(238,865)	(85,536)	(118,587)	—	N/A	N/A

Total Ultra Shares Transactions	(170,750)	39,113	1,908,681	18,611	N/A	N/A

Net Increase (Decrease) in Shares Outstanding	(162,912)	58,460	2,409,998	(68,069)	(12,562)	68,499

N/A – Not Applicable.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios For a Share Outstanding Throughout the Year or Period(4)
	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME^^	NET REALIZED AND UNREALIZED GAINS (LOSS) ON INVESTMENTS	TOTAL FROM OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DISTRIBUTIONS FROM REALIZED NET GAINS	RETURN OF CAPITAL	TOTAL DIVIDENDS & DISTRIBUTIONS	NET ASSET VALUE END OF PERIOD	TOTAL RETURN††		NET ASSETS END OF PERIOD (000)	RATIO OF EXPENSES TO AVERAGE NET ASSETS	RATIO OF EXPENSES TO AVERAGE NET ASSETS (EXCLUDING WAIVERS & RECAPTURED FEES)	RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS	PORTFOLIO TURNOVER RATE
Westwood LargeCap Value Fund
Institutional Shares
2017	$11.06	$0.17	$2.21	$2.38	$(0.13)	$(0.21)	$—	$(0.34)	$13.10	22.00	%†	$205,645	0.75%	0.83%	1.40%	44%
2016	11.95	0.14	0.05	0.19	(0.12)	(0.96)	—	(1.08)	11.06	2.00	†	185,171	0.79	0.86	1.29	39
2015	13.07	0.14	0.37	0.51	(0.14)	(1.49)	—	(1.63)	11.95	4.00		134,658	0.90	0.90	1.15	32
2014	12.96	0.13	1.61	1.74	(0.10)	(1.53)	—	(1.63)	13.07	15.15		159,973	0.89	0.89	1.03	47
2013	11.30	0.15	2.58	2.73	(0.16)	(0.91)	—	(1.07)	12.96	26.45		168,345	0.91	0.91	1.23	75
A Class Shares
2017	$11.09	$0.14	$2.23	$2.37	$(0.10)	$(0.21)	$—	$(0.31)	$13.15	21.83	%†	$1,984	1.00%	1.08%	1.14%	44%
2016	11.98	0.12	0.04	0.16	(0.09)	(0.96)	—	(1.05)	11.09	1.74	†	1,762	1.05	1.11	1.07	39
2015	13.04	0.15	0.33	0.48	(0.05)	(1.49)	—	(1.54)	11.98	3.73		1,788	1.14	1.14	1.22	32
2014	12.94	0.09	1.62	1.71	(0.08)	(1.53)	—	(1.61)	13.04	14.83		6,031	1.14	1.14	0.76	47
2013	11.28	0.11	2.59	2.70	(0.13)	(0.91)	—	(1.04)	12.94	26.19		5,158	1.16	1.16	0.96	75
Westwood Low Volatility Equity Fund
Institutional Shares
2017	$10.73	$0.16	$1.35	$1.51	$(0.14)	$(0.16)	$—	$(0.30)	$11.94	14.24%		$44,778	0.78%	0.99%	1.40%	122%
2016	11.58	0.18	(0.02)	0.16	(0.17)	(0.84)	—	(1.01)	10.73	1.82		57,401	0.94	0.94	1.72	39
2015	12.57	0.13	0.33	0.46	(0.11)	(1.34)	—	(1.45)	11.58	3.62		74,331	0.91	0.91	1.06	67
2014	12.57	0.12	1.38	1.50	(0.14)	(1.36)	—	(1.50)	12.57	13.30		84,009	0.91	0.91	0.98	67
2013	11.00	0.19	2.40	2.59	(0.24)	(0.78)	—	(1.02)	12.57	25.94		83,571	0.93	0.93	1.64	70
Westwood SMidCap Plus Fund
Institutional Shares
2017	$13.33	$0.07	$2.36	$2.43	$(0.08)	$—	$—	$(0.08)	$15.68	18.28%		$157,882	0.90%	0.90%	0.45%	38%
2016	13.45	0.08	(0.05)	0.03	(0.07)	(0.08)	—	(0.15)	13.33	0.30		129,017	0.91	0.91	0.61	54
2015	13.89	0.03	—	0.03	(0.03)	(0.44)	—	(0.47)	13.45	0.19		119,445	0.99 ^	0.90	0.23	52
2014	13.07	0.02	1.37	1.39	(0.05)	(0.52)	—	(0.57)	13.89	11.05		116,384	1.00 ^	0.98	0.17	49
2013	9.81	0.06	3.26	3.32	(0.06)	—	—	(0.06)	13.07	34.05	†	35,076	1.00	1.16	0.49	55
Westwood SMidCap Fund
Institutional Shares
2017	$14.74	$0.07	$2.84	$2.91	$(0.07)	$(0.14)	$—	$(0.21)	$17.44	19.83%		$346,913	0.97%	0.97%	0.40%	55%
2016	16.02	0.06	(0.27)	(0.21)	(0.02)	(1.05)	—	(1.07)	14.74	(1.08)		393,434	0.98	0.98	0.41	82
2015	17.91	0.02	0.02	0.04	(0.02)	(1.91)	—	(1.93)	16.02	0.14		490,554	0.96	0.96	0.09	56
2014	18.38	0.02	1.45	1.47	(0.07)	(1.87)	—	(1.94)	17.91	8.90		538,952	0.95	0.95	0.11	51
2013	14.00	0.14	4.46	4.60	(0.22)	—	—	(0.22)	18.38	33.32		484,606	0.96	0.96	0.87	59
Westwood SmallCap Fund
Institutional Shares
2017	$14.39	$0.07	$4.18	$4.25	$(0.09)	$(0.16)	$—	$(0.25)	$18.39	29.71	%†	$234,321	1.10%	1.10%	0.42%	56%
2016	13.58	0.07	0.80	0.87	(0.04)	(0.02)	—	(0.06)	14.39	6.40	†	143,085	1.10	1.11	0.50	65
2015	14.57	0.04	(0.15)	(0.11)	(0.04)	(0.84)	—	(0.88)	13.58	(0.87)		135,973	1.10 ^	1.09	0.30	55
2014	14.12	0.04	1.52	1.56	(0.02)	(1.09)	—	(1.11)	14.57	11.89	†	107,158	1.10	1.12	0.26	68
2013	10.21	0.05	4.33	4.38	(0.07)	(0.40)	—	(0.47)	14.12	45.00	†	58,497	1.14	1.21	0.39	72
Westwood MLP and Strategic Energy Fund
Institutional Shares (commenced operations on December 29, 2014)
2017	$7.25	$0.07	$(0.11)	$(0.04)	$(0.06)	$—	$(0.17)	$(0.23)	$6.98	(0.65	)%†	$14,575	1.00%	1.24%	0.93%	36%
2016	7.73	0.15	(0.33)	(0.18)	(0.16)	—	(0.14)	(0.30)	7.25	(1.93	)†	30,354	1.00	1.28	2.19	44
2015	10.00	0.11	(2.32)	(2.21)	(0.06)	—	—	(0.06)	7.73	(22.13	)†	25,931	1.00 *	1.79 *	1.46 *	34 **
Westwood Income Opportunity Fund
Institutional Shares
2017	$14.58	$0.26	$1.18	$1.44	$(0.23)	$(0.07)	$—	$(0.30)	$15.72	9.98%		$2,584,805	0.83%	0.83%	1.72%	34%
2016	14.39	0.25	0.20	0.45	(0.23)	(0.03)	—	(0.26)	14.58	3.15		2,278,599	0.84	0.84	1.74	22
2015	14.88	0.24	(0.35)	(0.11)	(0.23)	(0.15)	—	(0.38)	14.39	(0.72)		2,387,027	0.84	0.84	1.66	24
2014	13.62	0.26	1.20	1.46	(0.18)	(0.02)	—	(0.20)	14.88	10.82		2,085,017	0.84	0.84	1.79	19
2013	12.33	0.27	1.23	1.50	(0.21)	—	—	(0.21)	13.62	12.27		1,404,119	0.86 ^	0.86	2.07	24
A Class Shares
2017	$14.57	$0.22	$1.18	$1.40	$(0.19)	$(0.07)	$—	$(0.26)	$15.71	9.71%		$98,976	1.08%	1.08%	1.45%	34%
2016	14.37	0.21	0.21	0.42	(0.19)	(0.03)	—	(0.22)	14.57	2.96		123,030	1.09	1.09	1.49	22
2015	14.87	0.21	(0.37)	(0.16)	(0.19)	(0.15)	—	(0.34)	14.37	(1.05)		144,239	1.09	1.09	1.41	24
2014	13.61	0.22	1.21	1.43	(0.15)	(0.02)	—	(0.17)	14.87	10.56		215,541	1.09	1.09	1.55	19
2013	12.32	0.23	1.24	1.47	(0.18)	—	—	(0.18)	13.61	12.02		145,866	1.11 ^	1.11	1.77	24
Westwood Worldwide Income Opportunity Fund
Institutional Shares (commenced operations on May 1, 2015)
2017	$9.37	$0.15	$0.81	$0.96	$(0.12)	$—	$—	$(0.12)	$10.21	10.37	%†	$4,861	0.95%	2.20%	1.57%	41%
2016	9.54	0.14	(0.16)	(0.02)	(0.15)	—	—	(0.15)	9.37	(0.17	)†	6,526	0.95	2.17	1.48	54
2015	10.00	0.08	(0.49)	(0.41)	(0.05)	—	— (1)	(0.05)	9.54	(4.12	)†	7,728	0.95 *	2.44 *	1.56 *	28 **

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS — concluded
Selected Per Share Data & Ratios For a Share Outstanding Throughout the Year or Period(4)
	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME^^	NET REALIZED AND UNREALIZED GAINS (LOSS) ON INVESTMENTS	TOTAL FROM OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DISTRIBUTIONS FROM REALIZED NET GAINS	RETURN OF CAPITAL		TOTAL DIVIDENDS & DISTRIBUTIONS	NET ASSET VALUE END OF PERIOD	TOTAL RETURN††		NET ASSETS END OF PERIOD (000)	RATIO OF EXPENSES TO AVERAGE NET ASSETS		RATIO OF EXPENSES TO AVERAGE NET ASSETS (EXCLUDING WAIVERS & RECAPTURED FEES)	RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS	PORTFOLIO TURNOVER RATE
Westwood Global Equity Fund
Institutional Shares (commenced operations on December 26, 2012)
2017	$11.61	$0.14	$1.93	$2.07	$(0.16)	$—	$—		$(0.16)	$13.52	18.11	%†	$18,510	1.00%		1.53%	1.12%	41%
2016	11.20	0.16	0.39	0.55	(0.14)	—	—		(0.14)	11.61	4.95	†	15,981	1.00		1.64	1.44	17
2015	11.65	0.15	(0.47)	(0.32)	(0.13)	—	—		(0.13)	11.20	(2.71	)†	15,203	1.00		1.68	1.32	24
2014	11.46	0.15	0.19	0.34	(0.15)	— (1)	—		(0.15)	11.65	3.00	†	15,590	1.00		2.00	1.29	38
2013(3)	10.00	0.18	1.28	1.46	—	—	—		—	11.46	14.60	†	13,278	1.00	*	2.75 *	1.98 *	27 **
Westwood Emerging Markets Fund
Institutional Shares (commenced operations on December 26, 2012)
2017	$8.75	$0.10	$1.01	$1.11	$(0.09)	$—	$—		$(0.09)	$9.77	12.89	%†	$349,628	1.20	%#	1.18%	1.07%	25%
2016	7.72	0.11	1.00	1.11	(0.08)	—	—		(0.08)	8.75	14.61	†	214,725	1.20		1.27	1.36	47
2015	9.44	0.12	(1.72)	(1.60)	(0.12)	—	—		(0.12)	7.72	(17.09	)†	230,966	1.20		1.29	1.36	45
2014	9.31	0.13	0.09	0.22	(0.09)	—	—		(0.09)	9.44	2.43	†	49,954	1.20		1.86	1.46	28
2013(3)	10.00	0.15	(0.84)	(0.69)	—	—	—		—	9.31	(6.90	)†	48,266	1.20	*	2.08 *	1.87 *	43 **
A Class Shares (commenced operations on December 26, 2012)
2017	$8.73	$0.08	$1.01	$1.09	$(0.07)	$—	$—		$(0.07)	$9.75	12.64	%†	$546	1.45	%#	1.43%	0.93%	25%
2016	7.71	0.08	1.00	1.08	(0.06)	—	—		(0.06)	8.73	14.16	†	435	1.45		1.52	1.07	47
2015	9.41	0.06	(1.67)	(1.61)	(0.09)	—	—		(0.09)	7.71	(17.24	)†	377	1.45		1.64	0.73	45
2014	9.28	0.10	0.10	0.20	(0.07)	—	—		(0.07)	9.41	2.24	†	517	1.45		2.10	1.07	28
2013(3)	10.00	0.11	(0.83)	(0.72)	—	—	—		—	9.28	(7.20	)†	890	1.45	*	2.82 *	1.45 *	43 **
Westwood Short Duration High Yield Fund
Institutional Shares(commenced operations on December 28, 2011)
2017	$9.31	$0.42	$0.06	$0.48	$(0.42)	$—	$—		$(0.42)	$9.37	5.27	%†	$77,595	0.80%		1.01%	4.51%	71%
2016	9.30	0.40	0.03	0.43	(0.42)	—	—		(0.42)	9.31	4.75	†	70,368	0.84		1.05	4.39	54
2015	9.90	0.42	(0.60)	(0.18)	(0.42)	—	—		(0.42)	9.30	(1.83	)†	130,775	0.90		0.94	4.35	44
2014	10.13	0.42	(0.22)	0.20	(0.42)	(0.01)	—	(1)	(0.43)	9.90	2.01	†	184,609	0.90		0.93	4.17	36
2013	10.08	0.49	0.04	0.53	(0.48)	—	—		(0.48)	10.13	5.40	†	102,957	0.90		1.06	4.86	49
A Class Shares (commenced operations on June 28, 2013)
2017	$9.31	$0.40	$0.06	$0.46	$(0.40)	$—	$—		$(0.40)	$9.37	5.01	%†	$596	1.05%		1.26%	4.25%	71%
2016	9.30	0.38	0.02	0.40	(0.39)	—	—		(0.39)	9.31	4.50	†	1,541	1.08		1.32	4.18	54
2015	9.89	0.39	(0.58)	(0.19)	(0.40)	—	—		(0.40)	9.30	(1.98	)†	1,158	1.15		1.19	4.11	44
2014	10.12	0.39	(0.21)	0.18	(0.40)	(0.01)	—	(1)	(0.41)	9.89	1.77	†	1,110	1.15		1.18	3.91	36
2013(2)	9.94	0.15	0.18	0.33	(0.15)	—	—		(0.15)	10.12	3.32	†	544	1.15	*	1.32 *	4.41 *	49 (5)
Westwood Opportunistic High Yield Fund
Institutional Shares (commenced operations on December 29, 2014)
2017	$9.73	$0.59	$0.22	$0.81	$(0.63)	$—	$—		$(0.63)	$9.91	8.57	%†	$550	0.70%		5.28%	5.97%	67%
2016	9.62	0.58	0.10	0.68	(0.57)	—	—		(0.57)	9.73	7.46	†	464	0.70		5.11	6.17	60
2015	10.00	0.39	(0.44)	(0.05)	(0.33)	—	—		(0.33)	9.62	(0.55	)†	273	0.65	*	5.97 *	4.71 *	37 **
Ultra Shares (commenced operations on December 29, 2014)
2017	$9.72	$0.60	$0.22	$0.82	$(0.64)	$—	$—		$(0.64)	$9.90	8.69	%†	$2,377	0.60%		4.99%	6.10%	67%
2016	9.61	0.59	0.10	0.69	(0.58)	—	—		(0.58)	9.72	7.56	†	3,992	0.60		4.95	6.27	60
2015	10.00	0.42	(0.48)	(0.06)	(0.33)	—	—		(0.33)	9.61	(0.61	)†	3,572	0.60	*	6.23 *	5.02 *	37 **
Westwood Market Neutral Income Fund
Institutional Shares (commenced operations on May 1, 2015)
2017	$10.01	$0.17	$0.05	$0.22	$(0.09)	$(0.02)	$—		$(0.11)	$10.12	2.16	%†	$7,490	1.37	%(8)	2.15%	1.69%	80%
2016	10.11	0.22	0.13	0.35	(0.21)	(0.24)	—		(0.45)	10.01	3.62	†	2,392	1.27	(7)	3.27	2.22	99
2015	10.00	0.09	0.05	0.14	(0.03)	—	—		(0.03)	10.11	1.38	†	3,291	1.35	*(6)	4.22 *	1.83 *	22 **
Ultra Shares (commenced operations on May 1, 2015)
2017	$10.01	$0.19	$0.04	$0.23	$(0.09)	$(0.02)	$—		$(0.11)	$10.13	2.31	%†	$23,465	1.24	%(8)	1.96%	1.87%	80%
2016	10.11	0.22	0.14	0.36	(0.22)	(0.24)	—		(0.46)	10.01	3.73	†	4,093	1.16	(7)	3.17	2.28	99
2015	10.00	0.09	0.05	0.14	(0.03)	—	—		(0.03)	10.11	1.40	†	3,943	1.28	*(6)	4.26 *	1.73 *	22 **
Westwood Strategic Convertibles Fund
Institutional Shares (commenced operations on May 1, 2015)
2017	$9.62	$0.04	$0.87	$0.91	$(0.11)	$—	$—		$(0.11)	$10.42	9.53	%†	$6,625	0.85%		2.30%	0.42%	125%
2016	9.78	0.08	(0.18)	(0.10)	(0.06)	—	—		(0.06)	9.62	(1.04	)†	6,235	0.85		2.48	0.80	118
2015	10.00	0.05	(0.27)	(0.22)	—	—	—		—	9.78	(2.20	)†	5,669	0.85	*	3.02 *	1.11 *	78 **

Amounts designated as “—” are $0.

^ Ratio includes previously waived investment advisory fees recaptured. The impact of the recaptured fees may cause a higher net expense ratio.

^^ Calculation performed using average shares for the period.

† Total return would have been lower had certain expenses not been waived or assumed by the Adviser during the period.

†† Total return is for the period indicated and has not been annualized. Returns shown do not reflect effects from sales load and the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

# Ratio includes previously waived investment advisory fees recovered.

* Annualized.

** Not annualized.

(1) Amount less than $0.01 per share.

(2) For the period from June 28, 2013 through October 31, 2013.

(3) For the period from December 26, 2012 through October 31, 2013.

(4) Year ended October 31, unless otherwise indicated.

(5) Portfolio Turnover is for the Fund for the year.

(6) Excluding stock loan fees, and dividends on securities sold short, the ratio of expenses average net assets would have been 1.12% and 1.05% for Institutional Class and Ultra Class, respectively.

(7) Excluding stock loan fees, and dividends on securities sold short, the ratio of expenses average net assets would have been 1.16% and 1.05% for Institutional Class and Ultra Class, respectively.

(8) Excluding stock loan fees, and dividends on securities sold short, the ratio of expenses average net assets would have been 1.18% and 1.05% for Institutional Class and Ultra Class, respectively.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with 53 funds. The financial statements herein are those of the Westwood LargeCap Value Fund, Westwood Low Volatility Equity Fund (formerly, Westwood Dividend Growth Fund), Westwood SMidCap Plus Fund, Westwood SMidCap Fund, Westwood SmallCap Fund (formerly, Westwood SmallCap Value Fund), Westwood MLP and Strategic Energy Fund, Westwood Income Opportunity Fund, Westwood Worldwide Income Opportunity Fund, Westwood Global Equity Fund, Westwood Emerging Markets Fund, Westwood Short Duration High Yield Fund, Westwood Opportunistic High Yield Fund, Westwood Market Neutral Income Fund, and Westwood Strategic Convertibles Fund (formerly, Westwood Strategic Global Convertibles Fund) (the “Funds”).

Each of the Westwood Funds is classified as a “diversified”, with the exception of the Westwood MLP and Strategic Energy Fund which is classified as a “non-diversified” investment company under the 1940 Act. The Westwood LargeCap Value Fund, Westwood SMidCap Plus Fund, Westwood SMidCap Fund, Westwood SmallCap Fund, Westwood Global Equity Fund, and Westwood Emerging Markets Fund seek long-term capital appreciation. The Westwood Low Volatility Equity Fund and the Westwood Income Opportunity Fund seek long-term capital appreciation and to provide current income by investing in a portfolio of stocks and fixed-income securities. The Westwood Short Duration High Yield Fund and Westwood Opportunistic High Yield Fund seek to provide a high level of current income by investing in a portfolio of fixed-income securities. The Westwood MLP and Strategic Energy Fund, Westwood Worldwide Income Opportunity Fund, Westwood Market Neutral Income Fund, and Westwood Strategic Convertibles Fund seek to provide total return through a combination of capital appreciation and current income. The Westwood Opportunistic High Yield Fund seeks to maximize total return through a high level of current income and capital appreciation. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Funds. The Funds are investment companies in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Funds follow the accounting and reporting guidelines for investment companies.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trusts’ fair value procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Participatory Notes (“P-Notes”) are valued daily by independent pricing vendor.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

All investment companies held in the Funds’ portfolios are valued at the published net asset value.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ fair value procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

Options for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, at the closing bid price for long positions and at the closing ask price for written options. Options not traded on a national securities exchange are valued at the last quoted bid price.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the adviser of the Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Committee meeting be called. In addition, the Fund’s administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the administrator, the administrator notifies the adviser that such limits have been exceeded. In such event, the adviser makes the determination whether a Committee meeting should be called based on the information provided.

The Westwood Global Equity Fund and Westwood Emerging Markets Fund (the “Westwood International Funds”) use MarkIt Fair Value (“MarkIt”) as a third party fair valuation vendor. MarkIt provides a fair value for foreign securities in the Westwood International Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by MarkIt in the event that there is a movement in the U.S. markets that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Westwood International Funds value their non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by MarkIt. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by MarkIt are not reliable, the Adviser contacts the Funds’ Administrator and can request that a meeting of the Committee be held.

If a local market in which Fund owns securities is closed for one or more days, the Fund shall value all securities held in that corresponding currency based on the fair value prices provided by MarkIt using the predetermined confidence interval discussed above.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

Level 2 — other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.)

Level 3 — Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year ended October 31, 2017, there have been no significant changes to the Funds’ fair valuation methodologies.

Securities Sold Short — The Funds may engage in short sales (selling securities it does not own) as a part of its normal investment activities. When the Funds sell a security short, they borrow the security from a third party and sell it at the then current market price. The Funds are then obligated to buy the security on a later date so that it can return the security to the lender. Short positions may be used either to hedge long positions or may be used speculatively to seek positive returns in instances where the Adviser believes a security’s price will decline. The Funds will either realize a profit or incur a loss from a short position, depending on whether the value of the underlying stock decreases or increases, respectively, between the time it is sold and when the Funds replace the borrowed security. Because the market price of the security sold short could increase without limit, the Funds could be subject to a theoretically unlimited loss. Upon entering into a short position, the Funds record the proceeds as a receivable from prime broker in its Statement of Assets and Liabilities and establish an offsetting liability for the securities sold under the short sale agreement.

In accordance with the terms of its prime brokerage agreement, the Funds may receive rebate income or be charged a fee on borrowed securities. Such income or fee is calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The Funds record these prime broker charges on a net basis as broker fees and interest on securities sold short in its Statement of Operations. In addition, the Funds are required to pay the lender any dividends declared on short positions. Such amounts are recorded on the ex-dividend date as dividend expense in its Statement of Operations.

Short sales are collateralized by cash deposits with the counterparty broker, Morgan Stanley, and pledged securities held at the custodian, U.S. Bank, N.A. The collateral required is determined daily by reference to the market value of the short positions.

As of October 31, 2017, the Westwood Market Neutral Income Fund engaged in short sales. The Fund is required to maintain margin cash balances at the prime broker sufficient to satisfy its short sales positions on a daily basis. The Fund is charged interest expense at the Fed Open Rate plus 200 basis points on the amount of any shortfall in the required cash margin. These amounts are disclosed as Restricted Deposits held at Prime Broker on the Statement of Assets and Liabilities.

The Westwood Market Neutral Income Fund had prime brokerage borrowings throughout the year ended October 31, 2017 as follows:

	Maximum Amount Borrowed	Average Outstanding Balance	Effective Interest Rate Paid	Interest Paid
USD	$317,366	$30,204	1.68%	$201
EUR	€31,156	€16,552	3.64%	€472

Federal Income Taxes — It is each Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to its shareholders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current year. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

As of and during the year ended October 31, 2017, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended October 31, 2017, the Funds did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains or losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Discounts and premiums on securities purchased are amortized using the effective interest method. Amortization of premiums and discounts is included in interest income, except for Westwood Market Neutral Income Fund and Westwood Strategic Convertibles Fund which do not amortize conversion premiums on convertible bonds. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date.

Return of capital estimates — Distributions received from investments in master limited partnerships (“MLPs”) generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

Investments in Real Estate Investment Trusts (“REITs”) — Dividend income from REITs is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in foreign exchange rates from fluctuations arising from changes in the market prices of securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid.

Forward Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Funds as unrealized gain or loss. The Funds recognize realized gains or losses when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Any realized or unrealized gains/(loss) during the year are presented on the Statements of Operations. Risks may arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts at the date of default. For open forward currency contracts, refer to the schedule of investments, which is also indicative of activity during the year.

Options Written/Purchased — The Funds may utilize longer maturity options for stock replacement when and as price and volatility relationships become more favorable for options versus underlying stocks or for tax and liquidity management purposes. The Funds are authorized to write (sell) and purchase put and call options. The risk in writing a call option is that the Funds give up the opportunity to profit if the market price of the security increases. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

As of October 31, 2017, the Westwood Market Neutral Income Fund had open purchased and written option positions.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

For the year ended October 31, 2017, the average monthly balances for purchased and written options were as follows:

Average Market Value for Purchased Options	$97,631
Average Market Value for Written Options	$(33,488)

Master Limited Partnerships — The Funds may invest in MLPs. MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the “Code”). These qualifying sources include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP’s operations and management.

Participatory Notes — The Funds may invest in participatory notes, commonly known as p-notes. These instruments are issued by registered foreign institutional investors to investors wanting to invest in the Indian stock market without registering themselves with the market regulator. P-Notes are used to gain exposure to underlying common stocks, and can be purchased through a registered brokerage firm, who buys the India based local security and then issues the participatory note to the investor. Any dividends or capital gains from the underlying security are passed on to the investor. Since these instruments are issued by a company other than the one to which the security is linked, they carry the credit of the issuer, not that of the underlying common stock.

Classes — Class specific expenses, such as distribution fees, are borne by that class of shares. Income, realized and unrealized gains/losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Expenses — Expenses that are directly related to Funds are charged to the Funds. Other operating expenses of the Trust are prorated to the Funds based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — The Westwood LargeCap Value Fund, Westwood Low Volatility Equity Fund, Westwood SMidCap Plus Fund, Westwood SMidCap Fund, Westwood SmallCap Fund, Westwood Global Equity Fund, and Westwood Emerging Markets Fund distribute substantially all of their net investment income, if any, at least annually. The Westwood MLP and Strategic Energy Fund, Westwood Income Opportunity Fund, Westwood Worldwide Income Opportunity Fund, Westwood Opportunistic High Yield Fund, Westwood Market Neutral Income Fund, and Westwood Strategic Convertibles Fund distribute substantially all of their net investment income, if any, quarterly. The Westwood Short Duration High Yield Fund distributes substantially all of its net investment income, if any, monthly. For each Fund, any net realized capital gains are distributed at least annually. All dividends and distributions are recorded on ex-dividend date.

Redemption Fees — The Funds retain a redemption fee of 1.00% on redemptions of capital shares held for less than 30 days. The redemption fee is recorded as an increase to paid-in capital. The redemption fees retained by the Funds, if any, are reported on the Statements of Changes in Net Assets.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

3. Derivative Transactions:

The following tables include the Funds’ exposure by type of risk on derivatives held throughout the year.

The Fair Value of derivative instruments as of October 31, 2017, was as follow:

	Asset Derivatives October 31, 2017 Statement of Assets and Liabilities Location	Fair Value	Liability Derivatives October 31, 2017 Statement of Assets and Liabilities Location	Fair Value

Derivatives not accounted for as hedging instruments: Westwood Market Neutral Income Fund
Foreign Currency Contracts	Unrealized Gain on Forward Foreign Currency Contracts	$23,157	Unrealized Loss on Forward Foreign Currency Contracts	$5,269

Equity Contracts	Purchased Options, at Value	51,700	Written Options, at Value	19,925

Total Derivatives not accounted for as hedging instruments		$74,857		$25,194

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2017, was as follows:

The amount of realized gain (loss) on derivatives recognized in income:

Derivatives Not Accounted for as Hedging Instruments	Forward Foreign Currency Contracts	Purchased Options	Written Options	Total
Westwood Market Neutral Income Fund
Foreign Currency Contracts	$(308,095)	$—	$—	$(308,095)
Equity Contracts	—	(363,209)	145,993	(217,216)
Credit Contracts	—	(22,309)	—	(22,309)

Total	$(308,095)	$(385,518)	$145,993	$(547,620)

Change in unrealized appreciation (depreciation) on derivatives recognized in income:

Derivatives Not Accounted for as Hedging Instruments	Forward Foreign Currency Contracts	Purchased Options	Written Options	Total
Westwood Market Neutral Income Fund
Foreign Currency Contracts	$19,834	$—	$—	$19,834
Equity Contracts	—	(100,748)	20,793	(79,955)

Total	$19,834	$(100,748)	$20,793	$(60,121)

4. Offsettting Assets and Liabilities:

The Market Neutral Income Fund is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities. These recognized assets and liabilities are financial instruments and derivative instruments that are either subject to an enforceable master netting arrangement or similar agreement or meet the following right of setoff criteria: the amounts owed by the Market Neutral Income Fund to another party are determinable, the Fund has the right to set off the amounts owed with the amounts owed by the other party, the Market Neutral Income Fund intends to set off, and the Fund’s right of setoff is enforceable at law.

As of October 31, 2017, the Market Neutral Income Fund financial instruments and derivative instruments are not subject to a master netting arrangement.

5. Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust for serving as officers of the Trust other than the Chief Compliance Officer (“CCO”) as described below.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

6. Administration, Distribution, Shareholder Servicing, Transfer Agent and Custodian Agreements:

The Funds and the Administrator are parties to an Administration Agreement, under which the Administrator provides administrative services to the Funds. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.

The Westwood Large Cap Value, Westwood Income Opportunity, Westwood Emerging Markets Funds, and Westwood Short Duration High Yield and have adopted a Distribution Plan (the “Plan”) relating to each Fund’s Class A Shares pursuant to Rule 12b-1 of the 1940 Act. The Plan provides for payment at an annual rate of 0.25% of the average daily net assets of each Fund’s A Class Shares.

The Westwood Worldwide Income Opportunity, Westwood Opportunistic High Yield Fund and Westwood Market Neutral Income Fund have each adopted a shareholder servicing plan that provides that the Funds may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.15% based on the average daily net assets of the Fund’s Institutional Shares. The Westwood SMidCap Fund, Westwood SMidCap Plus Fund and the Westwood SmallCap Fund have each adopted a shareholder servicing plan that provides that the Funds may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.20% based on average daily net assets. The Funds do not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Funds, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to the Funds’ shareholders. For the year ended October 31, 2017, the Westwood SMidCap Plus Fund, Westwood SMidCap Fund, Westwood SmallCap Fund, Westwood Worldwide Income Opportunity Fund, Westwood Opportunistic High Yield Fund, and Westwood Market Neutral Income Fund incurred $14,389, $495,748, $265,033, $1,108, $512 and $6,606, respectively, of shareholder servicing fees or an effective rate of 0.01%, 0.13%, 0.14%, 0.02%, 0.01%, and 0.04%, respectively.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust.

The Funds earned cash management credits which are used to offset transfer agent expenses. These credit amounts are listed as “Fees Paid Indirectly” on the Statements of Operations.

U.S. Bank, N.A. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

7. Investment Advisory Agreement:

Under the terms of an investment advisory agreement with the Funds, the Adviser provides investment advisory services the Funds and receives a fee, which is calculated daily and paid monthly, at the following annual rates based on the average daily net assets of each Fund. The Adviser has contractually agreed to reduce its investment advisory fees and reimburse expenses for the Funds in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) as set forth below (the “Institutional Shares Expense Limitation” and the “A Class Shares Expense Limitation” and the “Ultra Shares Expense Limitation”). The contractual waivers are in place through February 28, 2018.

Fund	Advisory Fee		Institutional Class Expense Limitation		A Class Expense Limitation
Westwood LargeCap Value Fund	0.70%		0.75%		1.00%
Westwood Low Volatility Equity Fund	0.70	%(1)	0.75	%(1)	N/A
Westwood SMidCap Plus Fund	0.75%		1.00%		N/A
Westwood SmidCap Fund	0.75%		1.25%		N/A
Westwood SmallCap Fund	0.85%		1.10%		N/A
Westwood Income Opportunity Fund	0.75%		0.90%		1.15%
Westwood Global Equity Fund	0.80%		1.00%		N/A
Westwood Emerging Markets Fund	0.95%		1.20%		1.45%
Westwood Short Duration High Yield Fund	0.70	%(2)	0.80%		1.05%

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

(1)

Prior to February 28, 2017, the Management Fee for the Westwood Low Volatility Equity Fund was 0.75%. Prior to February 28, 2017, the Expense Limitation for the Westwood Low Volatility Equity Fund was 1.00% for Institutional Class.

(2)	Prior to February 28, 2017, the Management Fee for the Westwood Short Duration High Yield Fund was 0.75%.

The contractual waivers for the following Funds are in place through February 28, 2018.

Fund	Advisory Fee	Institutional Class Expense Limitation	Ultra Shares Expense Limitation
Westwood MLP and Strategic Energy Fund	0.85%	1.00%	N/A
Westwood Worldwide Income Opportunity Fund	0.75%	0.95%	N/A
Westwood Opportunistic High Yield Fund	0.55%	0.75%	0.60%
Westwood Market Neutral Income Fund	0.85%	1.20%	1.05%
Westwood Strategic Convertibles Fund	0.75%	0.85%	N/A

The Adviser has entered into an investment sub-advisory agreement with SKY Harbor Capital Management LLC to sub-advise the Westwood Short Duration High Yield Fund and Westwood Opportunistic High Yield Fund, and pays the sub-adviser out of the fee that it receives from Westwood Short Duration High Yield Fund and Westwood Opportunistic High Yield Fund.

The Adviser may seek reimbursement for Advisory Fees waived or limited and other expenses paid by the Adviser during the preceding three-year period, pursuant to the Expense Limitation Agreement. Reimbursement by a Fund of the Advisory Fees waived and other expenses paid by the Adviser pursuant to the Expense Limitation Agreement may be made when a Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of each Fund to exceed the total operating expense limitation.

For the year ended October 31, 2017, the Adviser recaptured previously waived fees of $42,030 for the Westwood Emerging Markets Fund. At October 31, 2017, the amount the Adviser may seek as reimbursement of previously waived fees and reimbursed expenses, up to the expense cap in place at the time the expenses were waived, is as follows:

Fiscal Year	Subject to Repayment until October 31:	Westwood LargeCap Value Fund	Westwood SmallCap Fund	Westwood MLP and Strategic Energy Fund	Westwood Worlwide Income Opportunity Fund	Westwood Global Equity Fund	Westwood Low Volatility Equity Fund
10/31/14-10/31/15	2018	$—	$—	$107,531	$57,018	$102,583	$—
10/31/15-10/31/16	2019	112,325	18,712	77,026	82,997	98,092	—
10/31/16-10/31/17	2020	166,135	8,152	49,790	75,707	95,312	113,284

		$278,460	$26,864	$234,347	$215,722	$295,987	$113,284

Fiscal Year	Subject to Repayment until October 31:	Westwood Emerging Markets Fund	Westwood Short Duration High Yield Fund	Westwood Opportunistic High Yield Fund	Westwood Market Neutral Income Fund	Westwood Strategic Convertibles Fund
10/31/14-10/31/15	2018	$116,301	$58,664	$148,312	$78,185	$58,123
10/31/15-10/31/16	2019	127,671	167,944	178,368	137,194	97,479
10/31/16-10/31/17	2020	—	173,336	174,529	112,982	93,442

		$243,972	$399,944	$501,209	$328,361	$249,044

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

8. Investment Transactions:

The cost of security purchases and proceeds from security sales, other than short-term securities, for the year ended October 31, 2017, were as follows:

	Purchases	Sales and Maturities	U.S. Government Purchases	U.S. Government Sales and Maturities
Westwood LargeCap Value Fund	$83,858,241	$98,751,600	$—	$—
Westwood Low Volatility Equity Fund	63,830,356	80,658,146	—	—
Westwood SMidCap Plus Fund	58,989,446	53,262,436	—	—
Westwood SMidCap Fund	210,770,398	301,579,612	—	—
Westwood SmallCap Fund	150,648,740	106,551,594	—	—
Westwood MLP and Strategic Energy Fund	7,420,979	21,786,353	—	—
Westwood Income Opportunity Fund	634,680,380	505,701,857	51,896,840	149,415,959
Westwood Worldwide Income Opportunity Fund	2,033,992	2,971,745	—	274,425
Westwood Global Equity Fund	7,211,793	7,427,472	—	—
Westwood Emerging Markets Fund	168,696,276	63,894,674	—	—
Westwood Short Duration High Yield Fund	65,473,275	55,165,473	—	—
Westwood Opportunistic High Yield Fund	2,518,020	3,931,169	—	—
Westwood Market Neutral Income Fund*	31,539,603	10,745,341	—	—
Westwood Strategic Convertibles Fund	7,453,608	7,800,311	—	—

*	The cost of purchases to cover securities sold short and the proceeds from securities sold short were $2,666,584 and $7,683,621, respectively, for the year ended October 31, 2017.

9. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain/(loss) on investment transactions for a reporting period may differ significantly from distributions during the year. The book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital as appropriate, in the period that the difference arises.

Accordingly, the following permanent differences which are primarily attributable to partnership adjustments, utilization of earnings and profits on shareholder redemptions, foreign currency exchange gain (loss), reclass of distributions, return of capital, paydown gain adjustment, dividend adjustments for short securities, investments in PFICs, REIT adjustments and net operating losses, have been reclassified to/from the following accounts:

	Undistributed Net Investment Income	Accumulated Realized Gain/(Loss)	Paid-in Capital
Westwood LargeCap Value Fund	$(280,050)	$(1,776,100)	$2,056,150
Westwood Low Volatility Equity Fund	(162,448)	(2,170,464)	2,332,912
Westwood SMidCap Plus Fund	(36,596)	39,970	(3,374)
Westwood SMidCap Fund	(449,984)	(8,304,823)	8,754,807
Westwood SmallCap Fund	161,404	(1,676,445)	1,515,041
Westwood MLP and Strategic Energy Fund	(202,331)	121,790	80,541
Westwood Income Opportunity Fund	(4,050,419)	176,171	3,874,248
Westwood Worldwide Income Opportunity Fund	(5,846)	18,179	(12,333)
Westwood Global Equity Fund	(3,842)	3,842	—
Westwood Emerging Markets Fund	(420,358)	420,358	—
Westwood Short Duration High Yield Fund	(5,334)	5,334	—
Westwood Opportunistic High Yield Fund	(93)	93	—
Westwood Market Neutral Income Fund	(194,905)	194,905	—
Westwood Strategic Convertibles Fund	18,509	(18,509)	—

These reclassifications had no impact on the net assets or the net asset value per share of the Funds.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

For tax purposes, short-term realized gains are considered ordinary income. The tax character of dividends and distributions declared during the last two fiscal years were as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Westwood LargeCap Value Fund
2017	$2,257,434	$3,610,765	$—	$5,868,199
2016	1,758,873	10,503,655	—	12,262,528
Westwood Low Volatility Equity Fund
2017	732,887	836,405	—	1,569,292
2016	1,120,476	5,265,822	—	6,386,298
Westwood SMidCap Plus Fund
2017	762,803	—	—	762,803
2016	593,185	718,998	—	1,312,183
Westwood SMidCap Fund
2017	1,819,356	3,548,622	—	5,367,978
2016	605,747	31,689,319	—	32,295,066
Westwood SmallCap Fund
2017	925,030	1,723,305	—	2,648,335
2016	365,524	172,577	—	538,101
Westwood MLP and Strategic Energy Fund
2017	61,065	—	469,233	530,298
2016	607,778	—	543,103	1,150,881
Westwood Income Opportunity Fund
2017	39,023,813	11,546,421	—	50,570,234
2016	24,892,750	17,188,023	—	42,080,773
Westwood Worldwide Income Opportunity Fund
2017	80,606	—	—	80,606
2016	110,709	—	—	110,709
Westwood Global Equity Fund
2017	226,295	—	—	226,295
2016	188,815	—	—	188,815
Westwood Emerging Markets Fund
2017	2,412,018	—	—	2,412,018
2016	1,689,932	—	—	1,689,932
Westwood Short Duration High Yield Fund
2017	3,785,110	—	—	3,785,110
2016	3,574,410	—	—	3,574,410
Westwood Opportunistic High Yield Fund
2017	248,389	—	—	248,389
2016	251,964	—	—	251,964
Westwood Market Neutral Income Fund
2017	76,894	—	—	76,894
2016	282,376	41,957	—	324,333
Westwood Strategic Convertibles Fund
2017	69,075	—	—	69,075
2016	35,899	—	—	35,899

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

As of October 31, 2017, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Unrealized Appreciation/ (Depreciation)	Other Temporary Differences	Total Distributable Earnings/ (Accumulated Losses)
Westwood LargeCap Value Fund	$3,916,519	$8,935,750	$—	$59,460,487	$(10)	$72,312,746
Westwood Low Volatility Equity Fund	1,092,501	5,510,187	—	6,570,195	(381)	13,172,502
Westwood SMidCap Plus Fund	310,237	—	(2,425,944)	33,740,126	(6)	31,624,413
Westwood SMidCap Fund	1,547,254	35,021,417	—	76,545,818	(12)	113,114,477
Westwood SmallCap Fund	3,619,089	11,933,126	—	50,637,466	(1)	66,189,680
Westwood MLP and Strategic Energy Fund	—	—	(5,714,578)	(420,094)	19	(6,134,653)
Westwood Income Opportunity Fund	958,981	51,568,096	—	391,634,990	(1)	444,162,066
Westwood Worldwide Income Opportunity Fund	3,444	—	(332,278)	356,319	(6)	27,479
Westwood Global Equity Fund	173,013	—	(284,785)	4,587,946	2	4,476,176
Westwood Emerging Markets Fund	2,243,298	—	(33,806,575)	38,533,251	2	6,969,976
Westwood Short Duration High Yield Fund	18,640	—	(15,114,036)	585,838	(5)	(14,509,563)
Westwood Opportunistic High Yield Fund	15,914	—	(90,088)	80,222	(3)	6,045
Westwood Market Neutral Income Fund	77,198	—	(108,122)	113,781	(16,594)	66,263
Westwood Strategic Convertibles Fund	127,770	77,971	—	113,756	(1)	319,496

For Federal income tax purposes, capital losses incurred may be carried forward and applied against future capital gains. All capital losses carried forward by the Funds were incurred after the enactment of the Regulated Investment Company Modernization Act of 2010.
Under the Regulated Investment Company Modernization Act of 2010, Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital. Capital loss carryforwards, all of which are not subject to expiration are as follows:

	Short-Term Loss	Long-Term Loss	Total
Westwood SMidCap Plus Fund	$(2,425,944)	$—	$(2,425,944)
Westwood MLP and Strategic Energy Fund	(3,070,527)	(2,644,051)	(5,714,578)
Westwood Worldwide Income Opportunity Fund	(332,278)	—	(332,278)
Westwood Global Equity Fund	(165,854)	(118,931)	(284,785)
Westwood Emerging Markets Fund	(25,862,997)	(7,943,578)	(33,806,575)
Westwood Short Duration High Yield Fund	(2,213,505)	(12,900,531)	(15,114,036)
Westwood Opportunistic High Yield Fund	(35,453)	(54,635)	(90,088)
Westwood Market Neutral Income Fund	(51,916)	(56,206)	(108,122)

During the year ended October 31, 2017, the Westwood SMidCap Plus Fund, Westwood Worldwide Income Opportunity Fund, Westwood Global Equity Fund, Westwood Emerging Markets Fund, Westwood Short Duration High Yield Fund, Westwood Opportunistic High Yield Fund and Westwood Strategic Convertibles Fund utilized $3,874,679, $148,285, $337,539, $1,714,373, $323,634, $17,681 and $187,867, respectively, of capital loss carryforwards to offset capital gains.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at October 31, 2017, were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Westwood LargeCap Value Fund	$147,962,572	$64,566,855	$(5,106,368)	$59,460,487
Westwood Low Volatility Equity Fund	38,165,191	7,375,176	(804,981)	6,570,195
Westwood SMidCap Plus Fund	124,349,315	35,304,592	(1,564,466)	33,740,126
Westwood SMidCap Fund	270,998,303	80,311,039	(3,765,221)	76,545,818
Westwood SmallCap Fund	184,596,839	57,709,404	(7,071,938)	50,637,466
Westwood MLP and Strategic Energy Fund	14,922,055	2,159,503	(2,579,597)	(420,094)
Westwood Income Opportunity Fund	2,261,890,931	418,693,554	(27,058,564)	391,634,990
Westwood Worldwide Income Opportunity Fund	4,432,443	490,995	(134,676)	356,319
Westwood Global Equity Fund	13,756,424	5,231,491	(643,545)	4,587,946
Westwood Emerging Markets Fund	313,916,461	61,299,748	(22,766,497)	38,533,251
Westwood Short Duration High Yield Fund	76,104,678	1,026,999	(441,161)	585,838
Westwood Opportunistic High Yield Fund	2,762,755	118,409	(38,187)	80,222
Westwood Market Neutral Income Fund	24,317,214	772,934	(659,153)	113,781
Westwood Strategic Convertibles Fund	6,727,748	227,912	(114,156)	113,756

10. Risks:

Below are summaries of some, but not all, of the principal risks of investing in one or more of the Funds, each of which could adversely affect a Fund’s NAV, yield and total return. Each risk listed below does not necessarily apply to each Fund, and you should read each Fund’s prospectus carefully for a description of the principal risks associated with investing in a particular Fund.

The Westwood Short Duration High Yield Fund and the Westwood Opportunistic High Yield Fund invest substantially all of their assets in high yield, or “junk,” bonds, and such investments represent highly speculative securities that are usually issued by smaller, less creditworthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds are considered to carry a greater degree of risk and are considered to be less likely to make payments of interest and principal. In particular, lower-quality high yield bonds (rated CCC, CC, C, or unrated securities judged to be of comparable quality) are subject to a greater degree of credit risk than higher-quality high yield bonds and may be near default. High yield bonds rated D are in default. Market developments and the financial and business conditions of the corporation issuing these securities generally influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. In addition, insufficient liquidity in the non-investment grade bond market may make it more difficult to dispose of non-investment grade bonds and may cause the Fund to experience sudden and substantial price declines.

At October 31, 2017, the net assets of the Westwood International Funds were substantially comprised of foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of, and investment income from, such securities and currency.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The Westwood Emerging Markets Fund invests primarily in emerging markets. Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

The Westwood Market Neutral Income Fund invests in short sales. A short sale involves the sale of a security that the Fund does not own in the expectation of purchasing the same security (or a security exchangeable therefore) at a later date at a lower price. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

security has appreciated in value, thus resulting in a loss to the Fund. Investment in short sales may also cause the Fund to incur expenses related to borrowing securities. Reinvesting proceeds received from short selling may create leverage which can amplify the effects of market volatility on the Fund and, therefore, the Fund’s share prices. Theoretically, uncovered short sales have the potential to expose the Fund to unlimited losses.

The Westwood Market Neutral Income Fund and the Westwood Strategic Convertibles Fund invests substantially in convertible securities. A convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increasing as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

The Westwood Market Neutral Income Fund invests in securities that are subject to derivatives risk. Derivatives risk means that the Fund’s use of futures contracts and swamps is subject to market risk, leverage risk, correlation risk, hedging risk and liquidity risk. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate or index.

The Westwood MLP and Strategic Energy Fund invest substantially in MLPs. MLPs are limited partnerships in which the ownership units are publicly traded. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries or other natural resources, but they also may finance other projects. To the extent that an MLP’s interest are all in a particular industry, the MLP will be negatively impacted by economic events adversely impact that industry. Additional risks of investing in an MLP also include those involved in investing in a partnership as opposed to a corporation. MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors.

The Westwood Worldwide Income Opportunity Fund invests in other investment companies such as exchange-traded funds (“ETFs”), and other open ended funds. As a shareholder of another investment company, the Fund relies on that investment company to achieve its investment objective. If the investment company fails to achieve its objective, the value of the Funds investment could decline, which could adversely affect the Fund’s performance.

11. Indemnifications:

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

12. Other:

At October 31, 2017, the percentage of total shares outstanding held by shareholders for each Fund, which are comprised of omnibus accounts that are held on behalf of various individual shareholders was as follows:

	No. of Shareholders	% Ownership
Westwood LargeCap Value Fund, Institutional Shares	2	64%
Westwood LargeCap Value Fund, A Class Shares	2	96%
Westwood Low Volatility Equity Fund, Institutional Shares	2	79%
Westwood SMidCap Plus Fund, Institutional Shares	2	70%
Westwood SMidCap Fund, Institutional Shares	3	77%
Westwood SmallCap Fund, Institutional Shares	3	64%
Westwood MLP and Strategic Energy Fund, Institutional Shares	1	95%
Westwood Income Opportunity Fund, Institutional Shares	2	55%
Westwood Income Opportunity Fund, A Class Shares	1	52%
Westwood Worldwide Income Opportunity, Institutional Shares	1	91%
Westwood Global Equity Fund, Institutional Shares	2	93%
Westwood Emerging Markets Fund, Institutional Shares	2	83%
Westwood Emerging Markets Fund, A Class Shares	2	92%
Westwood Short Duration High Yield Fund, Institutional Shares	2	76%
Westwood Short Duration High Yield Fund, A Class Shares	2	85%
Westwood Opportunistic High Yield Fund, Institutional Shares	1	100%

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

	No. of Shareholders	% Ownership
Westwood Opportunistic High Yield Fund, Ultra Shares	1	100%
Westwood Market Neutral Income Fund, Institutional Shares	2	93%
Westwood Market Neutral Income Fund, Ultra Shares	1	100%
Westwood Strategic Convertibles Fund, Institutional Shares	1	91%

13. Line of Credit:

The Westwood Short Duration High Yield Fund entered into an agreement which enables it to have a line of credit with the Custodian. The Westwood Short Duration High Yield Fund has a $10.0 million uncommitted, senior secured line of credit which has a maturity date of February 14, 2018. The proceeds from the borrowings shall be used to provide temporary liquidity to the Westwood Short Duration High Yield Fund as necessary in order to meet redemption needs. Interest is charged based on the outstanding principal balance of the borrowings at an annual rate equal to the Custodian’s then-current prime-lending rate. This fee is included as “Other Expenses” on the Statements of Operations. As of and during the year ended October 31, 2017, there were no borrowings outstanding.

14. Regulatory Matters:

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amended Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. As of August 1, 2017, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.

15. Subsequent Event:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund and Shareholders of Westwood Funds

We have audited the accompanying statements of assets and liabilities of Westwood LargeCap Value Fund, Westwood Low Volatility Equity Fund, Westwood SMidCap Plus Fund, Westwood SMidCap Fund, Westwood SmallCap Fund, Westwood MLP and Strategic Energy Fund, Westwood Income Opportunity Fund, Westwood Worldwide Income Opportunity Fund, Westwood Global Equity Fund, Westwood Emerging Markets Fund, Westwood Short Duration High Yield Fund, Westwood Opportunistic High Yield Fund, Westwood Market Neutral Income Fund and Westwood Strategic Convertibles Fund (fourteen of the series constituting The Advisors’ Inner Circle Fund (the “Trust”)), including the schedules of investments, as of October 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Westwood LargeCap Value Fund, Westwood Low Volatility Equity Fund, Westwood SMidCap Plus Fund, Westwood SMidCap Fund, Westwood SmallCap Fund, Westwood MLP and Strategic Energy Fund, Westwood Income Opportunity Fund, Westwood Worldwide Income Opportunity Fund, Westwood Global Equity Fund, Westwood Emerging Markets Fund, Westwood Short Duration High Yield Fund, Westwood Opportunistic High Yield Fund, Westwood Market Neutral Income Fund and Westwood Strategic Convertibles Fund (fourteen of the series constituting The Advisors’ Inner Circle Fund) at October 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 26, 2017

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (May 1, 2017-October 31, 2017).

The table on the following pages illustrate your Fund’s costs in two ways.

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 5/1/17	Ending Account Value 10/31/17	Annualized Expense Ratios	Expenses Paid During Period*
Actual Fund Return
Westwood LargeCap Value Fund, Institutional Shares	$1,000.00	$1,086.20	0.75%	$3.94
Westwood LargeCap Value Fund, A Class Shares	1,000.00	1,085.00	1.00	5.26
Westwood Low Volatility Equity Fund, Institutional Shares	1,000.00	1,032.90	0.75	3.84
Westwood SMidCap Plus Fund, Institutional Shares	1,000.00	1,051.60	0.90	4.65
Westwood SMidCap Fund, Institutional Shares	1,000.00	1,057.00	0.99	5.12
Westwood SmallCap Fund, Institutional Shares	1,000.00	1,101.90	1.10	5.83
Westwood MLP and Strategic Energy Fund, Institutional Shares	1,000.00	950.70	1.00	4.92
Westwood Income Opportunity Fund, Institutional Shares	1,000.00	1,032.50	0.83	4.26
Westwood Income Opportunity Fund, A Class Shares	1,000.00	1,031.20	1.08	5.53
Westwood Worldwide Income Opportunity Fund, Institutional Shares	1,000.00	1,052.00	0.95	4.91
Westwood Global Equity Fund, Institutional Shares	1,000.00	1,084.20	1.00	5.25
Westwood Emerging Markets Fund, Institutional Shares	1,000.00	1,063.10	1.20	6.24
Westwood Emerging Markets Fund, A Class Shares	1,000.00	1,060.90	1.45	7.52
Westwood Short Duration High Yield Fund, Institutional Shares	1,000.00	1,020.20	0.80	4.07
Westwood Short Duration High Yield Fund, A Class Shares	1,000.00	1,018.90	1.05	5.34
Westwood Opportunistic High Yield Fund, Institutional Shares	1,000.00	1,030.10	0.70	3.59
Westwood Opportunistic High Yield Fund, Ultra Shares	1,000.00	1,030.70	0.60	3.07
Westwood Market Neutral Income Fund, Institutional Shares	1,000.00	1,004.00	1.43	7.21
Westwood Market Neutral Income Fund, Ultra Shares	1,000.00	1,005.00	1.30	6.58
Westwood Strategic Convertibles Fund, Institutional Shares	1,000.00	1,029.60	0.85	4.35

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

DISCLOSURE OF FUND EXPENSES — (continued) (Unaudited)

	Beginning Account Value 5/1/17	Ending Account Value 10/31/17	Annualized Expense Ratios	Expenses Paid During Period*
Hypothetical 5% Return
Westwood LargeCap Value Fund, Institutional Shares	$1,000.00	$1,021.42	0.75%	$3.82
Westwood LargeCap Value Fund, A Class Shares	1,000.00	1,020.16	1.00	5.09
Westwood Low Volatility Equity Fund, Institutional Shares	1,000.00	1,021.42	0.75	3.82
Westwood SMidCap Plus Fund, Institutional Shares	1,000.00	1,020.67	0.90	4.58
Westwood SMidCap Fund, Institutional Shares	1,000.00	1,020.22	0.99	5.03
Westwood SmallCap Fund, Institutional Shares	1,000.00	1,019.66	1.10	5.60
Westwood MLP and Strategic Energy Fund, Institutional Shares	1,000.00	1,020.16	1.00	5.09
Westwood Income Opportunity Fund, Institutional Shares	1,000.00	1,021.01	0.83	4.24
Westwood Income Opportunity Fund, A Class Shares	1,000.00	1,019.76	1.08	5.50
Westwood Worldwide Income Opportunity Fund, Institutional Shares	1,000.00	1,020.42	0.95	4.84
Westwood Global Equity Fund, Institutional Shares	1,000.00	1,020.16	1.00	5.09
Westwood Emerging Markets Fund, Institutional Shares	1,000.00	1,019.16	1.20	6.11
Westwood Emerging Markets Fund, A Class Shares	1,000.00	1,017.90	1.45	7.37
Westwood Short Duration High Yield Fund, Institutional Shares	1,000.00	1,021.17	0.80	4.08
Westwood Short Duration High Yield Fund, A Class Shares	1,000.00	1,019.91	1.05	5.35
Westwood Opportunistic High Yield Fund, Institutional Shares	1,000.00	1,021.67	0.70	3.57
Westwood Opportunistic High Yield Fund, Ultra Shares	1,000.00	1,022.18	0.60	3.06
Westwood Market Neutral Income Fund, Institutional Shares	1,000.00	1,018.01	1.43	7.26
Westwood Market Neutral Income Fund, Ultra Shares	1,000.00	1,018.64	1.30	6.63
Westwood Strategic Convertibles Fund, Institutional Shares	1,000.00	1,020.92	0.85	4.33

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Set forth below are the names, years of birth, positions with the Trust, term of office, length of time served and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.” Messrs. Nesher and Doran are Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-877-386-3944. The following chart lists Trustees and Officers as of October 31, 2017.

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years	Other Directorships Held in the Past Five Years[4]
INTERESTED
TRUSTEES2 3

ROBERT A. NESHER (Born: 1946)	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

WILLIAM M. DORAN (Born: 1940)	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, Schroder Seires Trust, Schroder Global Series Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd. and SEI Investments – Unit Trust Management (UK) Limited. Director of the Distributor since 2003.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of SEI Liquid Asset Trust to 2016. Trustee of Winton Series Trust to 2017.

1	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

3	Trustees oversee 53 funds in The Advisors’ Inner Circle Fund.

4	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years	Other Directorships Held in the Past Five Years[3]
INDEPENDENT
TRUSTEES[2]

JOHN K. DARR (Born: 1944)	Trustee (Since 2008)	Retired. Chief Executive Officer, Office of Finance, Federal Home Loan Banks, from 1992 to 2007.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of Federal Home Loan Bank of Pittsburgh, Meals on Wheels, Lewes/Rehoboth Beach and West Rehoboth Land Trust.

JOSEPH T. GRAUSE JR. (Born: 1952)	Trustee (Since 2011)	Self-Employed Consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager – Morningstar UK Limited, Morningstar, Inc., 2005 to 2007.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of The Korea Fund, Inc.

MITCHELL A. JOHNSON (Born: 1942)	Trustee (Since 2005)	Retired. Private Investor since 1994.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

BETTY L. KRIKORIAN (Born: 1943)	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc., from 2008 to 2010. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.

1	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2	Trustees oversee 53 funds in The Advisors’ Inner Circle Fund.

3	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years	Other Directorships Held in the Past Five Years[3]
INDEPENDENT
TRUSTEES[2] (continued)

BRUCE R. SPECA (Born: 1956)	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President — Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.

GEORGE J. SULLIVAN, JR. (Born: 1942)	Trustee Lead Independent Trustee (Since 1999)	Retired since 2012. Self-Employed Consultant, Newfound Consultants Inc., 1997 to 2011.

Current Directorships: Trustee/ Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Member of the independent review committee for SEI’s Canadian-registered mutual funds.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

OFFICERS

MICHAEL BEATTIE (Born: 1965)	President (Since 2011)	Director of Client Service, SEI Investments Company, since 2004.	None.

JOHN BOURGEOIS (Born: 1973)	Assistant Treasurer (Since 2017)	Fund Accounting Manager, SEI Investments, since 2000.	None.

STEPHEN CONNORS (Born: 1984)	Treasurer, Controller and Chief Financial Officer (Since 2015)	Director, SEI Investments, Fund Accounting since December 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014. Audit Supervisor, BBD, LLP (formerly Briggs, Bunting & Dougherty, LLP), from 2007 to 2011.	None.

1	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2	Trustees oversee 53 funds in The Advisors’ Inner Circle Fund.

3	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past Five Years	Other Directorships Held in the Past Five Years
OFFICERS (continued)

DIANNE M. DESCOTEAUX (Born: 1977)	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis and Bockius LLP from 2006 to 2010.	None.

RUSSELL EMERY (Born: 1962)	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since June 2007. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from June 2007 to September 2013. Chief Compliance Officer of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of SEI Opportunity Fund, L.P. until 2010. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017.	None.

LISA WHITTAKER (Born: 1978)	Vice President and Assistant Secretary (Since 2013)	Attorney, SEI Investments Company (2012-present). Associate Counsel and Compliance Office, The Glenmede Trust Company, N.A. (2011-2012). Associate, DrinkerBiddle & Reath LLP (2006-2011).	None.

ROBERT MORROW (Born: 1968)	Vice President (Since 2017)	Account Manager, SEI Investments, since 2007.	None.

BRIDGET E. SUDALL (Born: 1980)	Anti-Money Laundering Compliance Officer and Privacy Officer (Since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners from April 2011 to March 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners from 2007 to 2011.	None.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

BOARD CONSIDERATIONS IN APPROVING THE INVESTMENT ADVISORY AGREEMENT (Unaudited)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Funds’ advisory and sub-advisory agreements must be renewed after their initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) or by a vote of a majority of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the advisory or sub-advisory agreements or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on August 15, 2017 to decide whether to renew the following agreements (the “Agreements”) for additional one-year terms:

•	the advisory agreement between Westwood Management Corp. (the “Adviser”) and the Trust, on behalf of the Funds; and

•

the sub-advisory agreement between the Adviser and SKY Harbor Capital Management, LLC (the “Sub-Adviser”), on behalf of the Westwood Short Duration High Yield Fund and the Westwood Opportunistic High Yield Fund.

In preparation for the meeting, the Trustees requested that the Adviser and the Sub-Adviser furnish information necessary to evaluate the terms of the Agreements. Prior to the meeting, the Independent Trustees of the Funds met to review and discuss the information provided and submitted a request for additional information to the Adviser and the Sub-Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser, the Sub-Adviser and other service providers of the Funds presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreements for an additional year.

Specifically, the Board requested and received written materials from the Adviser, the Sub-Adviser and other service providers of the Funds regarding: (i) the nature, extent and quality of the Adviser’s and the Sub-Adviser’s services; (ii) the Adviser’s and the Sub-Adviser’s investment management personnel; (iii) the Adviser’s and the Sub-Adviser’s operations and financial condition; (iv) the Adviser’s and the Sub-Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Funds’ advisory fees paid to the Adviser and the Sub-Adviser and overall fees and operating expenses compared with peer groups of mutual funds; (vi) the level of the Adviser’s and the Sub-Adviser’s profitability from their relationships with the Funds, including both direct and indirect benefits accruing to the Adviser and the Sub-Adviser and their affiliates; (vii) the Adviser’s and the Sub-Adviser’s potential economies of scale; (viii) the Adviser’s and the Sub-Adviser’s compliance programs, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s and the Sub-Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Funds’ performance compared with peer groups of mutual funds and the Funds’ benchmark indices.

Representatives from the Adviser and the Sub-Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s and the Sub-Adviser’s services, fees and other aspects of the Agreements. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management, the Adviser and the Sub-Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser, the Sub-Adviser and other service providers of the Funds, renewed the Agreements. In considering the renewal of the Agreements, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser; (ii) the investment performance of the Funds and the Adviser and the Sub-Adviser; (iii) the costs of the services provided and profits realized by the Adviser and the Sub-Adviser from their relationships with the Funds, including both direct and indirect benefits accruing to the Adviser and the Sub-Adviser and their affiliates; (iv) the extent to which economies of scale are being realized by the Adviser and the Sub-Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser and the Sub-Adviser

In considering the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser, the Board reviewed the portfolio management services provided by the Adviser and the Sub-Adviser to the Funds, including the quality and continuity of the Adviser’s and the Sub-Adviser’s portfolio management personnel, the resources of the Adviser and the Sub-Adviser, and the Adviser’s and the Sub-Adviser’s compliance histories and compliance programs. The Trustees reviewed the terms of the Agreements. The Trustees also reviewed the Adviser’s and the Sub-Adviser’s investment and risk management approaches for the Funds. The Trustees considered that the Adviser supervises and monitors the performance of the Sub-Adviser. The most recent investment adviser registration forms (“Form ADV”) for the Adviser and the Sub-Adviser were provided to the Board, as were the responses of the Adviser and the Sub-Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser and the Sub-Adviser to the Funds.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

The Trustees also considered other services provided to the Funds by the Adviser and the Sub-Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Funds by the Adviser and the Sub-Adviser were sufficient to support renewal of the Agreements.

Investment Performance of the Funds, the Adviser and the Sub-Adviser

The Board was provided with regular reports regarding the Funds’ performance over various time periods, including since their inception, and information regarding the Funds’ performance since the Agreements were last renewed. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ performance to their benchmark indices and peer groups of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser and the Sub-Adviser provided information regarding and led discussions of factors impacting the performance of the Funds, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Funds’ performance was satisfactory, or, where the Funds’ performance was materially below their benchmarks and/or peer groups, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser and the Sub-Adviser in an effort to improve the performance of the Funds. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser and the Sub-Adviser had been able to achieve for the Funds were sufficient to support renewal of the Agreements.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fees payable by the Funds to the Adviser, as well as the fees payable by the Adviser to the Sub-Adviser, the Trustees reviewed, among other things, a report of the advisory fees paid to the Adviser and the Sub-Adviser. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ net and gross expense ratios and advisory fees to those paid by peer groups of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser and the Sub-Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Funds and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Funds are subject. The Trustees also considered that the Adviser, not the Westwood Short Duration High Yield Fund and the Westwood Opportunistic High Yield Fund, paid the Sub-Adviser pursuant to the sub-advisory agreement and that the fees payable to the Sub-Adviser reflected an arms-length negotiation between the Adviser and the Sub-Adviser. The Trustees evaluated both the fees under the sub-advisory agreement and the portion of the fees under the advisory agreement retained by the Adviser. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services rendered by the Adviser and the Sub-Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser and the Sub-Adviser from their relationship with the Funds, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and the Sub-Adviser and their affiliates. The Trustees considered how the Adviser’s and the Sub-Adviser’s profitability was affected by factors such as their organizational structures and methods for allocating expenses. The Trustees concluded that the profit margins of the Adviser and the Sub-Adviser with respect to the management of the Funds were not unreasonable. The Board also considered the Adviser’s and the Sub-Adviser’s commitment to managing the Funds and the Adviser’s willingness to continue its expense limitation and fee waiver arrangements with the Funds.

The Trustees considered the Adviser’s and Sub-Adviser’s views relating to economies of scale in connection with the Funds as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Funds and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fees were reasonable in light of the information that was provided to the Trustees by the Adviser and the Sub-Adviser with respect to economies of scale.

Renewal of the Agreements

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreements, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreements for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have an October 31, 2017, tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2017 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2017, the Funds are designating the following items with regard to distributions paid during the year.

	Return of Capital	Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Qualifying Dividends (1)	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Interest Related Dividends (4)	Short-Term Capital Gain Dividends (5)	Foreign Tax Credit (6)
Westwood LargeCap Value Fund (7)	0.00%	63.61%	36.39%	100.00%	88.77%	89.99%	0.00%	0.00%	100.00%	N/A
Westwood Low Volatility Equity Fund (7)	0.00%	71.33%	28.67%	100.00%	82.97%	83.56%	0.00%	0.56%	100.00%	N/A
Westwood SMidCap Plus Fund	0.00%	0.00%	100.00%	100.00%	100.00%	100.00%	0.00%	0.00%	0.00%	N/A
Westwood SMidCap Fund (7)	0.00%	84.44%	15.56%	100.00%	100.00%	100.00%	0.00%	0.00%	100.00%	N/A
Westwood SmallCap Fund (7)	0.00%	69.31%	30.69%	100.00%	71.49%	71.38%	0.00%	0.00%	100.00%	N/A
Westwood MLP and Strategic Energy Fund	88.48%	0.0%	11.52%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	N/A
Westwood Income Opportunity Fund (7)	0.00%	28.21%	71.79%	100.00%	100.00%	100.00%	0.74%	23.45%	0.00%	N/A
Westwood Worldwide Income Opportunity Fund	0.00%	0.00%	100.00%	100.00%	62.80%	95.98%	0.00%	9.95%	0.00%	N/A
Westwood Global Equity Fund	0.00%	0.00%	100.00%	100.00%	64.97%	100.00%	0.00%	0.00%	0.00%	8.81%
Westwood Emerging Markets Fund	0.00%	0.00%	100.00%	100.00%	1.87%	100.00%	0.00%	0.00%	0.00%	21.45%
Westwood Short Duration High Yield Fund	0.00%	0.00%	100.00%	100.00%	0.00%	0.00%	0.00%	98.45%	0.00%	N/A
Westwood Opportunistic High Yield Fund	0.00%	0.00%	100.00%	100.00%	0.02%	0.02%	0.00%	99.18%	0.00%	N/A
Westwood Market Neutral Income Fund	0.00%	0.00%	100.00%	100.00%	0.00%	0.00%	0.00%	85.28%	100.00%	N/A
Westwood Strategic Convertibles Fund	0.00%	0.00%	100.00%	100.00%	8.54%	8.54%	0.00%	27.73%	100.00%	N/A

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and its reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)	“U.S. Government Interest represents the amount of interest that was derived from U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Qualifying Interest Income” as created by the American Jobs Creation Act of 2004 and is a percentage of net investment income that is exempt from U.S. withholding tax when paid for foreign investors.

(5)	The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(6)	The percentage in this column represents the “Qualifying Foreign Taxes” as a percentage of ordinary distributions during the fiscal year ended October 31, 2017. The Westwood Global Equity Fund and Westwood Emerging Markets Fund expect to pass through $21,855 and $658,594 respectively, as foreign tax credits on Form 1099-DIV for the year ending December 31, 2017 which shareholders of these portfolios will receive in late January 2018. In addition, for the year ended October 31, 2017, gross foreign source income amounted to $249,521 and $6,720,174, respectively, and will be reported on Form 1099-DIV for the year ending December 31, 2017, which shareholders of these portfolios will receive in late January 2018.

(7)	These funds are designating a portion of the redemption proceeds as taxable net investment income and/or realized capital gain for dividend paid deduction purposes (equalization debits). This designation has no impact on shareholders’ income tax reporting. For shareholders’ income tax reporting, the amount of ordinary income and/or long-term gain, if any, will be designated on Form 1099-DIV.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2017. Complete information will be computed and reported in conjunction with your 2017 Form 1099-DIV.

The Westwood Funds

P.O. Box 219009

Kansas City, MO 64121-9009

1-877-FUND-WHG

www.westwoodfunds.com

Adviser:

Westwood Management Corp.

200 Crescent Court, Suite 1200

Dallas, Texas 75201

Sub-Adviser:

SKY Harbor Capital Management, LLC

20 Horseneck Lane

Greenwich, CT 06830

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103-2921

Independent Registered Public Accounting Firm:

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103

This information must be preceded or accompanied by a

current prospectus for the Funds described.

WHG-AR-001-1200

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2017			2016
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$101,400	$0	$0	$49,000	$0	$0
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$30,000	$0	$120,500	$25,000	$0	$110,000
(d)	All Other Fees	$0	$0	$0	$0	$0	$0

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2017			2016
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$896,975	N/A	N/A	$725,065	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by Deloitte & Touche LLP (“D&T”) related to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2017			2016
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$162,500	N/A	N/A	$160,000	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	$0	N/A	N/A	$82,450	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by BBD, LLP (“BBD”) related to the Trust

BBD billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2017			2016
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$107,000	N/A	N/A	$141,000	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2017	2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2017	2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2017	2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (BBD):

	2017	2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $150,500 and $135,000 for 2017 and 2016, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $62,500 and $62,500 for 2017 and 2016, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $82,450 for 2017 and 2016, respectively.

(g) The aggregate non-audit fees and services billed by BBD for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $0 for 2017 and 2016, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 270.30a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.3a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 9, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 9, 2018

By (Signature and Title)*	/s/ Stephen Connors
Stephen Connors, Treasurer, Controller and Chief Financial Officer

Date: January 9, 2018

*	Print the name and title of each signing officer under his or her signature.